UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2019

Date of reporting period:	7/31/2019

Item 1 – Reports to Stockholders

PGIM CORPORATE BOND FUND

ANNUAL REPORT

JULY 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High current income consistent with the preservation of principal

Highlights

•

Security selection in investment-grade corporate bonds was the largest contributor to the Fund’s performance during the reporting period, highlighted by positioning in the banking, property & casualty insurance, and revenue education municipals sectors. Security selection in commercial mortgage-backed securities (CMBS) and agency securities also added value.

•	In individual security selection, the Fund benefited from its overweights in Liberty Mutual (life insurance), JPMorgan Chase (banking), and Twenty-First Century Fox/Disney (media & entertainment).

•	An overweight in investment-grade corporate bonds hurt performance during the period, particularly in the fourth quarter of 2018, as spreads widened.

•	In individual security selection, the Fund’s overweights in Ford (automotive) and health care & pharmaceutical issuers CVS Health and Cigna limited results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Corporate Bond Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates on the last day of the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Corporate Bond Fund

September 16, 2019

PGIM Corporate Bond Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.16	N/A	N/A	3.43 (5/28/15)
Class C	7.83	N/A	N/A	3.42 (5/28/15)
Class R	9.37	N/A	N/A	3.93 (5/28/15)
Class Z	9.92	4.32	5.01	—
Class R6	9.92	N/A	N/A	4.44 (5/28/15)
Bloomberg Barclays US Credit Bond Index
	10.12	4.03	5.43	—
Lipper Corporate Debt BBB-Rated Funds Average
	9.26	3.66	5.46	—

	Average Annual Total Returns as of 7/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.73	N/A	N/A	4.25 (5/28/15)
Class C	8.83	N/A	N/A	3.42 (5/28/15)
Class R	9.37	N/A	N/A	3.93 (5/28/15)
Class Z	9.92	4.32	5.01	—
Class R6	9.92	N/A	N/A	4.44 (5/28/15)
Bloomberg Barclays US Credit Bond Index
	10.12	4.03	5.43	—
Lipper Corporate Debt BBB-Rated Funds Average
	9.26	3.66	5.46	—

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2009) and the account values at the end of the current fiscal year (July 31, 2019), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, and Class R6 shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Corporate Bond Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)

For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase

For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase

		1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg Barclays US Credit Bond Index—The Bloomberg Barclays US Credit Bond Index measures the performance of investment-grade corporate debt and agency bonds that are dollar denominated and have a

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remaining maturity greater than one year. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6 shares is 4.18%.

Lipper Corporate Debt BBB-Rated Funds Average—The Lipper Corporate Debt BBB-Rated Funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The average annual total return for the Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6 shares is 3.83%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 7/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.36	2.52	1.70
Class C	0.28	1.86	1.78
Class R	0.33	2.35	65.43
Class Z	0.38	2.86	2.10
Class R6*	0.38	2.86	2.21

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 7/31/19 (%)
AAA	9.1
AA	10.2
A	33.1
BBB	44.1
BB	2.0
Cash/Cash Equivalents	1.5
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. Credit ratings are subject to change.

PGIM Corporate Bond Fund	9

Strategy and Performance Overview

How did the Fund perform?

The PGIM Corporate Bond Fund’s Class Z shares returned 9.92% in the 12-month reporting period that ended July 31, 2019, underperforming the 10.12% return of the Bloomberg Barclays US Credit Bond Index (the Index) and outperforming the 9.26% return of the Lipper Corporate Debt BBB-Rated Funds Average.

What were market conditions?

•

During the reporting period, the corporate fixed income markets as represented by the Index posted a return of 10.12%, resulting in an excess return to US Treasuries of 160 bps. (One basis point equals 0.01%). Within the Index, utilities outpaced industrials and financials over the period, albeit with all posting strong total returns. Gaming, telecom, and “other finance” were among the strongest sectors while energy, tobacco, and electric utilities were among the largest underperformers.

•

Investment-grade corporate bonds delivered a positive return in the third quarter of 2018, as spreads (yield differentials) narrowed over similar-maturity US Treasuries. Market sentiment remained mixed, with solid economic growth, healthy corporate earnings, and strong technicals more than offsetting the Federal Reserve’s (the Fed’s) drive to raise interest rates and investors’ concerns over global trade wars.

•

In the fourth quarter of 2018, investment-grade corporate bonds struggled as spreads widened sharply despite still favorable fundamentals and positive economic growth. Uncertainty dominated market sentiment as investors focused on slowing global economic growth, less accommodative central bank policies, a protracted US/China trade war, geopolitical discord, and a flattening/inverted US Treasury yield curve.

•

Investment-grade corporate bonds rallied in the first quarter of 2019 in concert with other risk assets. The markets’ positive tone was supported by solid, albeit slowing, global economic growth, the Fed’s decision to reverse its rate-hiking cycle, ongoing support from the European Central Bank (ECB), easing global trade tensions, and the fact that the fourth-quarter 2018 sell-off had left many issues undervalued.

•

During the second quarter of 2019, investment-grade corporate bonds again delivered positive returns, rallying on weaker global economic growth and dovish comments from the Fed and ECB. Although volatile at times, markets strengthened in June and remained supported by slow but constructive economic growth, low inflation, strong technicals, and central banks that appeared poised to ease rates and/or employ other stimulus measures.

•

In July 2019, spreads were slightly tighter, driven by strong market technicals and the easing bias among global central banks. July’s primary issuance was above forecasts and totaled around $84 billion; year-to-date (YTD) gross supply was down 3% year over year. Demand for new deals remains solid. In the YTD 2019 period, average demand for new deals was 3.3 times the size of the transaction; with the deals pricing with 2 bps, on average, of a concession to the outstanding securities.

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What worked?

•

Security selection in investment-grade corporate bonds was the largest contributor to the Fund’s performance during the reporting period, highlighted by positioning in the banking, property & casualty insurance, and revenue education municipals sectors.

•	Security selection in commercial mortgage-backed securities (CMBS) and agency securities also added value.

•

In individual security selection, the Fund benefited from its overweights in Liberty Mutual (life insurance), JPMorgan Chase & Co. (banking), and Twenty-First Century Fox Inc./Disney (media & entertainment).

•	An overweight to CMBS added to performance during the period.

What didn’t work?

•	An overweight in investment-grade corporates hurt performance during the period, particularly in the fourth quarter of 2018, as spreads widened.

•	The Fund’s positioning in the automotive, transportation & environmental services, and chemicals sectors detracted from performance.

•	In individual security selection, the Fund’s overweights in Ford Motor Co. (automotive) and health care & pharmaceutical issuers CVS Health Corp. and Cigna Corp. limited results.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ Treasury futures on a limited basis. Treasury futures are used to manage the Fund’s duration and interest rate risk. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates. Using futures is more efficient than managing interest rate risk through the purchase and sale of cash corporate bonds. This derivative strategy added to performance for the period.

Current outlook

Corporate leverage has stabilized while interest coverage remains solid. However, PGIM Fixed Income expects margins to come under some pressure in 2019. As we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor high-quality financials and electric utilities over industrials. Within industrials, PGIM Fixed Income is focusing on select non-cyclical issuers. All of the 18 largest US banks passed the Fed’s most recent stress test, underscoring PGIM Fixed Income’s conviction that the major banks are well capitalized and should be able to withstand any future adverse conditions. PGIM Fixed Income is negative on lower-rated financials, and is searching for value in BBB-rated issuers that are poised to deleverage (select healthcare, telecom, and pipelines) and are finding value in select post-event issues.

PGIM Corporate Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Corporate Bond Fund		Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,076.90	0.80%	$4.12
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01
Class C	Actual	$1,000.00	$1,072.10	1.55%	$7.96
	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75
Class R	Actual	$1,000.00	$1,074.80	1.05%	$5.40
	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26
Class Z	Actual	$1,000.00	$1,077.40	0.55%	$2.83
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76
Class R6	Actual	$1,000.00	$1,077.40	0.55%	$2.83
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2019, and divided by 365 days in the Fund’s fiscal year ended July 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Corporate Bond Fund	13

PGIM Corporate Bond Fund

Schedule of Investments

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.2%
BANK, Series 2019-BN16, Class A3	3.741%		02/15/52	200	$216,804
Benchmark Mortgage Trust, Series 2019-B09, Class A4	3.751		03/15/52	200	216,648
CCUBS Commercial Mortgage Trust, Series 2017-C01, Class A3	3.283	(cc)	11/15/50	250	260,288
CFCRE Commercial Mortgage Trust, Series 2016-C07, Class A2	3.585		12/10/54	300	317,955
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050		04/10/49	250	257,053
DBJPM Mortgage Trust, Series 2017-C06, Class A3	3.269		06/10/50	100	103,201
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP06, Class A4	3.224		07/15/50	100	103,801
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C029, Class A3	3.058		05/15/49	200	205,555
Series 2016-C031, Class A4	2.840		11/15/49	300	304,181
Wells Fargo Commercial Mortgage Trust, Series 2017-C040, Class A3	3.317		10/15/50	200	208,919

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,100,038)					2,194,405

CORPORATE BONDS 88.8%

Aerospace & Defense 0.9%
Arconic, Inc., Sr. Unsec’d. Notes	6.150		08/15/20	120	123,888
Boeing Co. (The),
Sr. Unsec’d. Notes	3.100		05/01/26	65	66,786
Sr. Unsec’d. Notes	3.200		03/01/29	30	30,830
United Technologies Corp., Sr. Unsec’d. Notes	3.950		08/16/25	60	64,593

					286,097

Agriculture 1.5%
Altria Group, Inc., Gtd. Notes	3.800		02/14/24	100	104,105

See Notes to Financial Statements.

PGIM Corporate Bond Fund	15

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom), Gtd. Notes	4.390%		08/15/37		50	$48,188
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.250		06/07/22		305	310,002

						462,295

Airlines 0.4%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875		03/13/20		130	130,021

Auto Manufacturers 2.7%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.979		08/03/22		200	197,761
Sr. Unsec’d. Notes	3.350		11/01/22		265	264,733
General Motors Financial Co., Inc.,
Gtd. Notes	3.200		07/06/21		75	75,603
Gtd. Notes	3.550		04/09/21		30	30,420
Gtd. Notes	4.000		01/15/25		150	152,680
Sr. Unsec’d. Notes	4.200		11/06/21		100	103,021

						824,218

Auto Parts & Equipment 0.3%
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500		04/29/22		100	102,907

Banks 22.9%
Bank of America Corp.,
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.387%	5.797	(c)	—	(rr)	250	250,440
Sr. Unsec’d. Notes	3.419	(ff)	12/20/28		263	270,976
Sr. Unsec’d. Notes, MTN	3.550	(ff)	03/05/24		195	201,421
Sr. Unsec’d. Notes, MTN	3.824	(ff)	01/20/28		360	381,466
Sr. Unsec’d. Notes, MTN	4.330	(ff)	03/15/50		55	62,434
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.650		03/16/25		200	200,280
Sr. Unsec’d. Notes	4.610	(ff)	02/15/23		320	329,275
Citibank NA, Sr. Unsec’d. Notes	3.650		01/23/24		280	293,406

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc.,
Sr. Unsec’d. Notes	3.200%		10/21/26		150	$153,295
Sub. Notes	4.600		03/09/26		300	324,105
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800		06/09/23		265	274,725
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A	5.000		01/12/22		200	209,479
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.950		02/27/23		100	100,859
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21		80	79,635
Sr. Unsec’d. Notes, Series D	5.000		02/14/22		150	155,259
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29		100	107,707
Sub. Notes	5.150		05/22/45		150	173,838
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.736	(c)	—	(rr)	143	143,715
Sr. Unsec’d. Notes	3.200		06/15/26		390	402,184
Sr. Unsec’d. Notes	3.882	(ff)	07/24/38		95	101,236
Sr. Unsec’d. Notes	3.964	(ff)	11/15/48		145	155,323
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29		350	391,076
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	5.913	(c)	—	(rr)	250	250,625
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26		300	317,577
Sr. Unsec’d. Notes, GMTN	4.431	(ff)	01/23/30		285	315,228
Sr. Unsec’d. Notes, MTN	3.971	(ff)	07/22/38		235	249,478
PNC Bank NA, Sr. Unsec’d. Notes	3.500		06/08/23		300	312,508
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.373	(ff)	01/05/24		200	201,325
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125		09/24/25		200	213,213
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.750		01/24/24		350	366,722

						6,988,810

See Notes to Financial Statements.

PGIM Corporate Bond Fund	17

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 1.0%
Constellation Brands, Inc., Gtd. Notes	5.250%	11/15/48	100	$118,959
Keurig Dr. Pepper, Inc., Gtd. Notes	4.057	05/25/23	180	189,010

				307,969

Biotechnology 0.7%
Celgene Corp., Sr. Unsec’d. Notes	4.625	05/15/44	200	222,942

Building Materials 0.2%
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.950	07/02/64	54	53,716

Chemicals 0.8%
Celanese US Holdings LLC, Gtd. Notes	4.625	11/15/22	50	52,849
Dow Chemical Co. (The), Sr. Unsec’d. Notes, 144A	5.550	11/30/48	50	59,196
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600	08/15/22	49	50,230
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625	02/26/55	60	60,411
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625	11/15/43	20	22,304

				244,990

Commercial Services 1.5%
California Institute of Technology, Sr. Unsec’d. Notes	4.700	11/01/2111	50	60,667
Equifax, Inc., Sr. Unsec’d. Notes	2.300	06/01/21	10	9,949
Georgetown University (The), Unsec’d. Notes, Series A	5.215	10/01/2118	145	180,968

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Massachusetts Institute of Technology, Unsec’d. Notes	3.885%	07/01/2116	100	$108,241
Total System Services, Inc., Sr. Unsec’d. Notes	3.800	04/01/21	100	101,772

				461,597

Computers 1.8%
Apple, Inc.,
Sr. Unsec’d. Notes	3.000	11/13/27	400	413,608
Sr. Unsec’d. Notes	4.650	02/23/46	100	119,650

				533,258

Diversified Financial Services 0.1%
Cantor Fitzgerald LP, Sr. Unsec’d. Notes, 144A	4.875	05/01/24	40	41,715

Electric 9.0%
Commonwealth Edison Co., First Mortgage	4.700	01/15/44	100	120,644
Dominion Energy South Carolina, Inc., First Mortgage	4.250	08/15/28	80	89,441
Dominion Energy, Inc., Jr. Sub. Notes	2.715	08/15/21	310	310,489
DTE Electric Co., General Ref. Mortgage	3.950	06/15/42	75	78,228
Entergy Corp., Sr. Unsec’d. Notes	2.950	09/01/26	100	100,521
Eversource Energy, Sr. Unsec’d. Notes, Series K	2.750	03/15/22	95	95,888
FirstEnergy Corp., Sr. Unsec’d. Notes, Series B	3.900	07/15/27	75	79,266
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	100	120,407
Florida Power & Light Co., First Mortgage	3.700	12/01/47	100	106,064
MidAmerican Energy Co., First Mortgage	3.950	08/01/47	20	21,784

See Notes to Financial Statements.

PGIM Corporate Bond Fund	19

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Nevada Power Co., General Ref. Mortgage, Series CC	3.700%	05/01/29	300	$323,512
NextEra Energy Capital Holdings, Inc., Gtd. Notes	2.800	01/15/23	120	121,125
PacifiCorp, First Mortgage	3.350	07/01/25	270	279,493
PPL Capital Funding, Inc., Gtd. Notes	4.700	06/01/43	100	107,234
PSEG Power LLC, Gtd. Notes	3.000	06/15/21	60	60,447
Public Service Co. of New Hampshire, First Mortgage	3.600	07/01/49	45	46,419
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42	75	77,443
Puget Energy, Inc., Sr. Sec’d. Notes	3.650	05/15/25	400	409,715
RGS AEGCO Funding Corp., Sec’d. Notes, Series F	9.820	12/07/22	48	53,203
San Diego Gas & Electric Co., First Mortgage	4.300	04/01/42	75	79,195
Sierra Pacific Power Co., General Ref. Mortgage	2.600	05/01/26	70	69,814

				2,750,332

Foods 1.8%
Kraft Heinz Foods Co.,
Gtd. Notes	3.500	06/06/22	45	46,039
Gtd. Notes	4.375	06/01/46	55	52,812
Gtd. Notes	5.000	07/15/35	50	53,094
Kroger Co. (The),
Sr. Unsec’d. Notes	2.650	10/15/26	35	34,072
Sr. Unsec’d. Notes	2.800	08/01/22	10	10,078
Sr. Unsec’d. Notes	5.150	08/01/43	60	63,834
Mars, Inc.,
Gtd. Notes, 144A	3.200	04/01/30	80	83,163
Gtd. Notes, 144A	3.600	04/01/34	25	26,892

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Tyson Foods, Inc., Sr. Unsec’d. Notes	4.000%	03/01/26	180	$192,326

				562,310

Gas 1.0%
NiSource, Inc., Sr. Unsec’d. Notes	2.650	11/17/22	310	311,663

Healthcare-Services 3.7%
Anthem, Inc., Sr. Unsec’d. Notes	4.625	05/15/42	100	108,416
HCA, Inc., Sr. Sec’d. Notes	5.000	03/15/24	100	108,478
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.600	02/01/25	250	258,300
Mayo Clinic,
Unsec’d. Notes	3.774	11/15/43	85	89,290
Unsec’d. Notes	4.000	11/15/47	80	87,458
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	250	258,556
Texas Health Resources, Sec’d. Notes	4.330	11/15/55	130	148,717
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.700	08/15/49	80	80,909

				1,140,124

Housewares 0.3%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.000	12/01/24	100	100,033

Insurance 4.9%
American International Group, Inc., Sr. Unsec’d. Notes	4.375	01/15/55	150	154,127
Arch Capital Finance LLC, Gtd. Notes	5.031	12/15/46	100	119,393
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.450	08/15/27	100	102,146
Sr. Unsec’d. Notes	3.900	05/01/29	40	42,009

See Notes to Financial Statements.

PGIM Corporate Bond Fund	21

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.569%	02/01/29	500	$551,542
Markel Corp., Sr. Unsec’d. Notes	5.350	06/01/21	500	523,102

				1,492,319

Media 4.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384	10/23/35	180	212,446
Comcast Corp.,
Gtd. Notes	3.375	08/15/25	345	360,211
Gtd. Notes	4.150	10/15/28	15	16,532
Gtd. Notes	4.700	10/15/48	185	217,203
Discovery Communications LLC,
Gtd. Notes	3.500	06/15/22	100	102,039
Gtd. Notes	3.950	06/15/25	28	29,005
Gtd. Notes	4.950	05/15/42	100	101,159
Viacom, Inc., Sr. Unsec’d. Notes	5.250	04/01/44	150	165,562
Walt Disney Co. (The), Gtd. Notes, 144A	7.625	11/30/28	150	205,799

				1,409,956

Mining 0.7%
Barrick North America Finance LLC (Canada), Gtd. Notes	7.500	09/15/38	75	100,489
Yamana Gold, Inc. (Brazil), Gtd. Notes	4.950	07/15/24	100	104,913

				205,402

Miscellaneous Manufacturing 0.6%
Parker-Hannifin Corp., Sr. Unsec’d. Notes	3.250	06/14/29	70	71,670

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)
Pentair Finance Sarl, Gtd. Notes	4.500%	07/01/29	65	$66,582
Textron, Inc., Sr. Unsec’d. Notes	4.000	03/15/26	45	47,242

				185,494

Office/Business Equipment 0.6%
Xerox Corp., Sr. Unsec’d. Notes	4.125	03/15/23	175	175,437

Oil & Gas 3.6%
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	102	103,165
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.250	03/15/38	100	124,877
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.250	06/15/37	75	79,168
Sr. Unsec’d. Notes	5.400	06/15/47	15	16,315
Sr. Unsec’d. Notes	5.700	10/15/19	92	92,925
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47	50	55,173
Devon Energy Corp., Sr. Unsec’d. Notes	5.000	06/15/45	55	62,819
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	3.950	04/15/22	90	92,791
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050	11/15/44	100	106,711
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.999	01/27/28	65	70,980
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.350	02/12/48	60	52,362
Gtd. Notes, MTN	6.750	09/21/47	80	72,512
Shell International Finance BV (Netherlands), Gtd. Notes	4.375	05/11/45	85	98,725
Total Capital International SA (France), Gtd. Notes	3.461	07/12/49	85	84,869

				1,113,392

See Notes to Financial Statements.

PGIM Corporate Bond Fund	23

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 5.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600%	05/14/25	165	$170,184
Sr. Unsec’d. Notes	4.875	11/14/48	110	115,152
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes, 144A	4.250	10/26/49	30	33,038
Cigna Corp., Gtd. Notes, 144A	4.900	12/15/48	150	164,541
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	100	106,260
Sr. Unsec’d. Notes	4.780	03/25/38	100	106,059
Sr. Unsec’d. Notes	5.125	07/20/45	100	108,436
Express Scripts Holding Co., Gtd. Notes	3.050	11/30/22	300	304,002
McKesson Corp., Sr. Unsec’d. Notes	4.750	05/30/29	120	131,213
Mylan NV, Gtd. Notes	3.950	06/15/26	140	142,852
Mylan, Inc., Gtd. Notes	5.200	04/15/48	40	40,900
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200	09/23/26	100	101,632
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.200	07/21/21	100	93,845

				1,618,114

Pipelines 6.4%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes	3.500	12/01/22	35	35,730
Gtd. Notes	5.200	12/01/47	75	80,470
DCP Midstream Operating LP, Gtd. Notes, 144A	4.750	09/30/21	250	256,487
Energy Transfer Operating LP,
Gtd. Notes	5.250	04/15/29	15	16,762
Gtd. Notes	6.250	04/15/49	15	17,837
Enterprise Products Operating LLC, Gtd. Notes	4.850	03/15/44	100	110,325
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	10/03/47	80	81,962

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.625%	04/01/22	90	$91,875
Gtd. Notes, 144A	3.900	04/01/24	75	77,983
MPLX LP,
Sr. Unsec’d. Notes	4.000	03/15/28	45	46,607
Sr. Unsec’d. Notes	4.500	07/15/23	110	116,612
ONEOK, Inc.,
Gtd. Notes	4.350	03/15/29	2	2,135
Gtd. Notes	4.950	07/13/47	150	158,879
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.650	06/01/22	300	306,523
Western Midstream Operating LP, Sr. Unsec’d. Notes	4.000	07/01/22	300	305,339
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.300	03/04/24	200	211,910
Sr. Unsec’d. Notes	5.100	09/15/45	30	32,683

				1,950,119

Real Estate 0.7%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	4.125	02/01/29	200	217,720

Real Estate Investment Trusts (REITs) 3.9%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	75	76,828
Sr. Unsec’d. Notes	4.125	06/15/26	200	209,157
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400	11/01/22	75	76,729
Realty Income Corp., Sr. Unsec’d. Notes	3.875	04/15/25	155	165,097
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	4.800	06/01/24	30	30,927
SITE Centers Corp., Sr. Unsec’d. Notes	3.625	02/01/25	306	311,278
Ventas Realty LP, Gtd. Notes	3.500	02/01/25	295	305,853

				1,175,869

See Notes to Financial Statements.

PGIM Corporate Bond Fund	25

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.7%
Dollar Tree, Inc., Sr. Unsec’d. Notes	4.000%	05/15/25	200	$208,431

Semiconductors 1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875	01/15/27	40	39,128
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	200	209,171
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.300	05/20/47	50	53,620

				301,919

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc., Gtd. Notes	3.483	12/01/27	100	102,496

Software 1.3%
Microsoft Corp.,
Sr. Unsec’d. Notes	3.950	08/08/56	140	155,099
Sr. Unsec’d. Notes	4.000	02/12/55	30	33,675
Sr. Unsec’d. Notes	4.500	02/06/57	75	91,444
Oracle Corp.,
Sr. Unsec’d. Notes	3.900	05/15/35	45	48,533
Sr. Unsec’d. Notes	4.000	07/15/46	65	69,345

				398,096

Telecommunications 2.6%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.875	01/15/26	200	210,514
Sr. Unsec’d. Notes	4.500	03/09/48	145	148,297
Sr. Unsec’d. Notes	4.850	03/01/39	65	70,977
Sr. Unsec’d. Notes	5.150	03/15/42	115	127,838
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33	15	16,984
Sr. Unsec’d. Notes	5.012	04/15/49	190	224,957

				799,567

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.8%
FedEx Corp., Gtd. Notes	4.500%	02/01/65	100	$91,570
Kansas City Southern, Gtd. Notes	4.700	05/01/48	125	140,653

				232,223

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.650	07/29/21	65	66,333

TOTAL CORPORATE BONDS (cost $25,832,325)				27,177,884

SOVEREIGN BOND 0.8%
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A (cost $220,719)	5.250	01/16/50	200	234,750

U.S. TREASURY OBLIGATIONS 0.6%
U.S. Treasury Notes	1.750	07/31/24	50	49,777
U.S. Treasury Notes	2.375	05/15/29	130	134,063

TOTAL U.S. TREASURY OBLIGATIONS (cost $179,266)				183,840

TOTAL LONG-TERM INVESTMENTS (cost $28,332,348)				29,790,879

See Notes to Financial Statements.

PGIM Corporate Bond Fund	27

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

Description	Shares	Value

SHORT-TERM INVESTMENT 2.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $672,792)(w)	672,792	$672,792

TOTAL INVESTMENTS 99.6% (cost $29,005,140)		30,463,671
Other assets in excess of liabilities(z) 0.4%		129,314

NET ASSETS 100.0%		$30,592,985

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

REITs—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
1	2 Year U.S. Treasury Notes	Sep. 2019	$214,406	$(516)
5	10 Year U.S. Treasury Notes	Sep. 2019	637,109	(1,687)
10	20 Year U.S. Treasury Bonds	Sep. 2019	1,555,938	54,819

				52,616

See Notes to Financial Statements.

28

Futures contracts outstanding at July 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Positions:
22	5 Year U.S. Treasury Notes	Sep. 2019	$2,586,203	$(2,906)
5	30 Year U.S. Ultra Treasury Bonds	Sep. 2019	887,813	(22,797)

				(25,703)

				$26,913

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$200,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$2,194,405	$—
Corporate Bonds	—	27,177,884	—
Sovereign Bond	—	234,750	—
U.S. Treasury Obligations	—	183,840	—
Affiliated Mutual Fund	672,792	—	—
Other Financial Instruments*
Futures Contracts	26,913	—	—

Total	$699,705	$29,790,879	$—

See Notes to Financial Statements.

PGIM Corporate Bond Fund	29

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2019

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2019 were as follows (unaudited):

Banks	22.9%
Electric	9.0
Commercial Mortgage-Backed Securities	7.2
Pipelines	6.4
Pharmaceuticals	5.3
Insurance	4.9
Media	4.6
Real Estate Investment Trusts (REITs)	3.9
Healthcare-Services	3.7
Oil & Gas	3.6
Auto Manufacturers	2.7
Telecommunications	2.6
Affiliated Mutual Fund	2.2
Foods	1.8
Computers	1.8
Agriculture	1.5
Commercial Services	1.5
Software	1.3
Gas	1.0
Beverages	1.0
Semiconductors	1.0
Aerospace & Defense	0.9
Chemicals	0.8%
Sovereign Bond	0.8
Transportation	0.8
Biotechnology	0.7
Real Estate	0.7
Retail	0.7
Mining	0.7
Miscellaneous Manufacturing	0.6
U.S. Treasury Obligations	0.6
Office/Business Equipment	0.6
Airlines	0.4
Auto Parts & Equipment	0.3
Shipbuilding	0.3
Housewares	0.3
Trucking & Leasing	0.2
Building Materials	0.2
Diversified Financial Services	0.1

99.6
Other assets in excess of liabilities	0.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2019 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

30

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$54,819	*	Due from/to broker—variation margin futures	$27,906	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(17,678)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$19,413

For the year ended July 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$2,725,117	$3,350,023

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	31

Statement of Assets & Liabilities

as of July 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $28,332,348)	$29,790,879
Affiliated investments (cost $672,792)	672,792
Cash	400
Interest receivable	261,779
Deposit with broker for centrally cleared/exchange-traded derivatives	200,000
Receivable for Fund shares sold	25,068
Due from Manager	5,884
Due from broker—variation margin futures	2,726

Total Assets	30,959,528

Liabilities
Payable for investments purchased	264,862
Audit fee payable	36,429
Custodian and accounting fees payable	30,024
Accrued expenses and other liabilities	18,496
Payable for Fund shares reacquired	13,218
Distribution fee payable	1,827
Affiliated transfer agent fee payable	1,105
Dividends payable	582

Total Liabilities	366,543

Net Assets	$30,592,985

Net assets were comprised of:
Shares of beneficial interest, at par	$2,670
Paid-in capital in excess of par	29,915,532
Total distributable earnings (loss)	674,783

Net assets, July 31, 2019	$30,592,985

See Notes to Financial Statements.

32

Class A
Net asset value and redemption price per share, ($3,053,456 ÷ 265,974 shares of beneficial interest issued and outstanding)	$11.48
Maximum sales charge (3.25% of offering price)	0.39

Maximum offering price to public	$11.87

Class C
Net asset value, offering price and redemption price per share, ($1,385,857 ÷ 120,987 shares of beneficial interest issued and outstanding)	$11.45

Class R
Net asset value, offering price and redemption price per share, ($20,192 ÷ 1,763 shares of beneficial interest issued and outstanding)	$11.45

Class Z
Net asset value, offering price and redemption price per share, ($17,355,589 ÷ 1,515,174 shares of beneficial interest issued and outstanding)	$11.45

Class R6
Net asset value, offering price and redemption price per share, ($8,777,891 ÷ 766,401 shares of beneficial interest issued and outstanding)	$11.45

See Notes to Financial Statements.

PGIM Corporate Bond Fund	33

Statement of Operations

Year Ended July 31, 2019

Net Investment Income (Loss)
Income
Interest income	$984,844
Affiliated dividend income	9,666
Income from securities lending, net (including affiliated income of $7)	12

Total income	994,522

Expenses
Management fee	113,629
Distribution fee(a)	17,418
Custodian and accounting fees	77,227
Registration fees(a)	59,864
Audit fee	36,428
Shareholders’ reports	35,141
Transfer agent’s fees and expenses (including affiliated expense of $7,099)(a)	27,394
Legal fees and expenses	18,468
Trustees’ fees	11,371
Miscellaneous	15,275

Total expenses	412,215
Less: Fee waiver and/or expense reimbursement(a)	(255,809)
Distribution fee waiver(a)	(47)

Net expenses	156,359

Net investment income (loss)	838,163

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions	(66,661)
Futures transactions	(17,678)

(84,339)

Net change in unrealized appreciation (depreciation) on:
Investments	1,924,142
Futures	19,413

1,943,555

Net gain (loss) on investment transactions	1,859,216

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,697,379

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	6,746	10,531	141	—	—
Registration fees	11,905	11,905	11,905	12,245	11,904
Transfer agent’s fees and expenses	8,135	1,394	72	17,711	82
Fee waiver and/or expense reimbursement	(38,285)	(20,405)	(12,104)	(145,190)	(39,825)
Distribution fee waiver	—	—	(47)	—	—

See Notes to Financial Statements.

34

Statements of Changes in Net Assets

	Year Ended July 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$838,163	$713,868
Net realized gain (loss) on investment transactions		(84,339)	(18,201)
Net change in unrealized appreciation (depreciation) on investments		1,943,555	(1,005,902)

Net increase (decrease) in net assets resulting from operations		2,697,379	(310,235)

Dividends and Distributions
Distributions from distributable earnings*
Class A		(88,579)	—
Class C		(26,596)	—
Class R		(571)	—
Class Z		(598,906)	—
Class R6		(158,195)	—

		(872,847)	—

Dividends from net investment income*
Class A			(68,377)
Class C			(24,540)
Class R			(352)
Class Z			(669,996)
Class R6			(367)

		*	(763,632)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		12,767,604	8,530,196
Net asset value of shares issued in reinvestment of dividends and distributions		861,560	742,350
Cost of shares reacquired		(6,653,904)	(9,193,467)

Net increase (decrease) in net assets from Fund share transactions		6,975,260	79,079

Total increase (decrease)		8,799,792	(994,788)

Net Assets:
Beginning of year		21,793,193	22,787,981

End of year(a)		$30,592,985	$21,793,193

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$65,565

*	For the year ended July 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Corporate Bond Fund	35

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively the “Funds”).

These financial statements relate only to the PGIM Corporate Bond Fund (the “Fund”).

The investment objective of the Fund is high current income consistent with the preservation of principal.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

36

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

PGIM Corporate Bond Fund	37

Notes to Financial Statements (continued)

reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

38

at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the

PGIM Corporate Bond Fund	39

Notes to Financial Statements (continued)

amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and

40

waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Corporate Bond Fund	41

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.45% average daily net assets up to and including $5 billion and 0.425% on average daily net assets assets exceeding $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.45% for the year ended July 31, 2019.

The Manager has contractually agreed, through November 30, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.80% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class R shares, 0.55% of average daily net assets for Class Z shares, and 0.55% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of

42

the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through November 30, 2020 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended July 31, 2019, PIMS received $8,638 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2019, PIMS received $196 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended July 31, 2019, no 17a-7 transactions were entered into by the Fund.

PGIM Corporate Bond Fund	43

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2019, were $13,685,436 and $8,169,248, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended July 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$126,677	$16,109,141	$15,563,026	$—	$—	$672,792	672,792	$9,666
PGIM Institutional Money Market Fund *
—	14,805,106	14,805,106	—	—	—	—	7	**

$126,677	$30,914,247	$30,368,132	$—	$—	$672,792		$9,673

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended July 31, 2019, the tax character of dividends paid by the Fund was $872,847 of ordinary income. For the year ended July 31, 2018, the tax character of dividends paid by the Fund was $763,632 of ordinary income.

As of July 31, 2019, the accumulated undistributed earnings on a tax basis was $77,138 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$29,126,102	$1,392,081	$(27,599)	$1,364,482

44

The differences between book basis and tax basis were primarily attributable to book/tax differences in the treatment of premium amortization and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2019 of approximately $766,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019, and a CDSC of 1.00% on sales of $500,000 or more made within 12 months of purchase for purchases on or after July 15, 2019. Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,026 Class R shares and 766,401 Class R6 shares of the Fund. At reporting period end, four shareholders of record, each holding greater than 5% of the Fund, held 81% of the Fund’s outstanding shares, of which 29% were held by an affiliate of Prudential.

PGIM Corporate Bond Fund	45

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2019:
Shares sold	85,799	$945,293
Shares issued in reinvestment of dividends and distributions	7,813	85,465
Shares reacquired	(72,058)	(792,830)

Net increase (decrease) in shares outstanding before conversion	21,554	237,928
Shares issued upon conversion from other share class(es)	9,542	102,398
Shares reacquired upon conversion into other share class(es)	(2,421)	(26,572)

Net increase (decrease) in shares outstanding	28,675	$313,754

Year ended July 31, 2018:
Shares sold	106,900	$1,194,419
Shares issued in reinvestment of dividends and distributions	5,922	65,519
Shares reacquired	(57,018)	(633,882)

Net increase (decrease) in shares outstanding before conversion	55,804	626,056
Shares issued upon conversion from other share class(es)	23,719	256,161
Shares reacquired upon conversion into other share class(es)	(1,439)	(16,219)

Net increase (decrease) in shares outstanding	78,084	$865,998

Class C
Year ended July 31, 2019:
Shares sold	48,595	$533,369
Shares issued in reinvestment of dividends and distributions	2,348	25,675
Shares reacquired	(16,771)	(178,977)

Net increase (decrease) in shares outstanding before conversion	34,172	380,067
Shares reacquired upon conversion into other share class(es)	(1,435)	(15,570)

Net increase (decrease) in shares outstanding	32,737	$364,497

Year ended July 31, 2018:
Shares sold	17,768	$200,026
Shares issued in reinvestment of dividends and distributions	2,065	22,835
Shares reacquired	(28,578)	(319,348)

Net increase (decrease) in shares outstanding	(8,745)	$(96,487)

Class R
Year ended July 31, 2019:
Shares sold	55	$593
Shares issued in reinvestment of dividends and distributions	52	570
Shares reacquired	(28)	(321)

Net increase (decrease) in shares outstanding	79	$842

Year ended July 31, 2018:
Shares sold	685	$7,350
Shares issued in reinvestment of dividends and distributions	32	352
Shares reacquired	(1)	(3)

Net increase (decrease) in shares outstanding	716	$7,699

46

Class Z	Shares	Amount
Year ended July 31, 2019:
Shares sold	301,526	$3,288,349
Shares issued in reinvestment of dividends and distributions	54,309	591,655
Shares reacquired	(526,693)	(5,681,776)

Net increase (decrease) in shares outstanding before conversion	(170,858)	(1,801,772)
Shares issued upon conversion from other share class(es)	2,428	26,572
Shares reacquired upon conversion into other share class(es)	(8,127)	(86,828)

Net increase (decrease) in shares outstanding	(176,557)	$(1,862,028)

Year ended July 31, 2018:
Shares sold	639,723	$7,128,401
Shares issued in reinvestment of dividends and distributions	59,032	653,277
Shares reacquired	(744,267)	(8,240,234)

Net increase (decrease) in shares outstanding before conversion	(45,512)	(458,556)
Shares issued upon conversion from other share class(es)	1,443	16,219
Shares reacquired upon conversion into other share class(es)	(23,763)	(256,161)

Net increase (decrease) in shares outstanding	(67,832)	$(698,498)

Class R6
Year ended July 31, 2019:
Shares sold	751,174	$8,000,000
Shares issued in reinvestment of dividends and distributions	14,216	158,195

Net increase (decrease) in shares outstanding	765,390	$8,158,195

Year ended July 31, 2018:
Shares issued in reinvestment of dividends and distributions	33	$367

Net increase (decrease) in shares outstanding	33	$367

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds

PGIM Corporate Bond Fund	47

Notes to Financial Statements (continued)

in the SCA equitably. The Fund utilized the SCA during the year ended July 31, 2019. The average daily balance for the 4 days that the Fund had loans outstanding during the period was $261,000, borrowed at a weighted average interest rate of 3.71%. The maximum loan balance outstanding during the period was $287,000. At July 31, 2019, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

48

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019,

PGIM Corporate Bond Fund	49

Notes to Financial Statements (continued)

and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

50

Financial Highlights

Class A Shares
	Year Ended July 31,				May 28, 2015(a) through July 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.81	$11.32	$11.46	$10.76	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.32	0.32	0.29	0.04
Net realized and unrealized gain (loss) on investment transactions	0.69	(0.49)	(0.13)	0.71	(0.17)
Total from investment operations	1.03	(0.17)	0.19	1.00	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.33)	(0.30)	(0.05)
Net asset value, end of period	$11.48	$10.81	$11.32	$11.46	$10.76
Total Return(c):	9.73%	(1.51)%	1.77%	9.49%	(1.19)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,053	$2,565	$1,802	$822	$71
Average net assets (000)	$2,698	$2,200	$1,339	$269	$12
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.94%	0.98%	(f)
Expenses before waivers and/or expense reimbursement	2.22%	2.25%	1.92%	1.77%	2.23%	(f)
Net investment income (loss)	3.14%	2.89%	2.88%	2.64%	2.24%	(f)
Portfolio turnover rate(g)	71%	70%	90%	165%	1,221%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	51

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,				May 28, 2015(a) through July 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.79	$11.29	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.24	0.24	0.20	0.03
Net realized and unrealized gain (loss) on investment transactions	0.68	(0.48)	(0.13)	0.70	(0.18)
Total from investment operations	0.94	(0.24)	0.11	0.90	(0.15)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.25)	(0.22)	(0.04)
Net asset value, end of period	$11.45	$10.79	$11.29	$11.43	$10.75
Total Return(c):	8.83%	(2.16)%	1.01%	8.51%	(1.41)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,386	$952	$1,095	$755	$15
Average net assets (000)	$1,053	$1,050	$1,014	$369	$13
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.55%	1.55%	1.55%	1.73%	1.87%	(f)
Expenses before waivers and/or expense reimbursement	3.49%	3.54%	2.66%	2.56%	2.97%	(f)
Net investment income (loss)	2.38%	2.12%	2.12%	1.84%	1.48%	(f)
Portfolio turnover rate(g)	71%	70%	90%	165%	1,221%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

52

Class R Shares
	Year Ended July 31,				May 28, 2015(a) through July 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.79	$11.29	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.29	0.29	0.25	0.03
Net realized and unrealized gain (loss) on investment transactions	0.68	(0.47)	(0.12)	0.70	(0.17)
Total from investment operations	0.99	(0.18)	0.17	0.95	(0.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.32)	(0.31)	(0.27)	(0.05)
Net asset value, end of period	$11.45	$10.79	$11.29	$11.43	$10.75
Total Return(c):	9.37%	(1.67)%	1.51%	9.04%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20	$18	$11	$11	$10
Average net assets (000)	$19	$12	$11	$10	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.29%	1.36%	(f)
Expenses before waivers and/or expense reimbursement	65.60%	109.57%	2.42%	2.12%	2.77%	(f)
Net investment income (loss)	2.88%	2.66%	2.59%	2.32%	1.91%	(f)
Portfolio turnover rate(g)	71%	70%	90%	165%	1,221%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	53

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,
	2019	2018	2017	2016	2015(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$10.79	$11.29	$11.43	$10.76	$10.69
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.35	0.34	0.30	0.09
Net realized and unrealized gain (loss) on investment transactions	0.67	(0.48)	(0.12)	0.70	0.11
Total from investment operations	1.04	(0.13)	0.22	1.00	0.20
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.37)	(0.36)	(0.33)	(0.13)
Net asset value, end of year	$11.45	$10.79	$11.29	$11.43	$10.76
Total Return(c):	9.92%	(1.18)%	2.02%	9.47%	1.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,356	$18,247	$19,869	$23,307	$44,174
Average net assets (000)	$16,929	$20,078	$21,149	$33,438	$44,354
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.82%	0.91%
Expenses before waivers and/or expense reimbursement	1.41%	1.32%	1.64%	1.27%	1.10%
Net investment income (loss)	3.39%	3.12%	3.07%	2.79%	0.78%
Portfolio turnover rate(f)	71%	70%	90%	165%	1,221%	(g)

(a)	Class T shares were renamed Class Z shares effective May 28, 2015.
(b)	Calculated based on average shares outstanding during the year.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

54

Class R6 Shares
	Year Ended July 31,				May 28, 2015(a) through July 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.79	$11.29	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.35	0.35	0.30	0.04
Net realized and unrealized gain (loss) on investment transactions	0.67	(0.48)	(0.13)	0.71	(0.18)
Total from investment operations	1.04	(0.13)	0.22	1.01	(0.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.37)	(0.36)	(0.33)	(0.05)
Net asset value, end of period	$11.45	$10.79	$11.29	$11.43	$10.75
Total Return(c):	9.92%	(1.18)%	2.02%	9.57%	(1.25)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,778	$11	$11	$11	$10
Average net assets (000)	$4,552	$11	$11	$10	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.79%	0.87%	(f)
Expenses before waivers and/or expense reimbursement	1.42%	121.08%	1.53%	1.28%	1.88%	(f)
Net investment income (loss)	3.39%	3.12%	3.10%	2.80%	2.39%	(f)
Portfolio turnover rate(g)	71%	70%	90%	165%	1,221%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	55

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Corporate Bond Fund and Board of Trustees

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Corporate Bond Fund, a series of The Target Portfolio Trust (the Fund), including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 19, 2019

56

Federal Income Tax Information (unaudited)

For the tax year ended July 31, 2019, the Fund reports 84.50% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2019.

PGIM Corporate Bond Fund	57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Corporate Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Corporate Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Corporate Bond Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 8/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Corporate Bond Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Corporate Bond Fund (the “Fund”)1 consists of eleven individuals, nine2 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Corporate Bond Fund is a series of The Target Portfolio Trust.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM Corporate Bond Fund

Approval of Advisory Agreement (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of

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Approval of Advisory Agreement (continued)

the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM Corporate Bond Fund

Approval of Advisory Agreement (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the

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Approval of Advisory Agreement (continued)

Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-year period, though it underperformed over the other periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.55% for Class R6 shares, 1.05% for Class R shares, and 0.55% for Class Z shares through November 30, 2019.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Corporate Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PCWAX	PCWCX	PCWRX	TGMBX	PCWQX
CUSIP	875921694	875921686	875921660	875921702	875921678

MF229 E

PGIM QMA SMALL-CAP VALUE FUND

ANNUAL REPORT

JULY 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Above-average capital appreciation

Highlights

•	The Fund benefited from favorable security selection in the financials and communication services sectors and from below-benchmark exposure to the underperforming health care sector.

•

The Fund’s top individual contributors to relative performance were specialty retailer Abercrombie & Fitch, homebuilder Meritage Homes, information technology (IT) distribution company Tech Data, and automotive retailers Group 1 Automotive and Sonic Automotive.

•	The Fund’s relative performance was hurt most by unfavorable security selection in the real estate and energy sectors and by below-benchmark exposure to the top-performing utilities and IT sectors.

•

In real estate, the Fund’s positioning among real estate investment trusts (REITs) significantly detracted from relative performance. Hotel and resort REIT Ashford Hospitality Trust was the largest detractor at the security level.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM QMA Small-Cap Value Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates on the last day of the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Small-Cap Value Fund

September 16, 2019

PGIM QMA Small-Cap Value Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–18.23	3.37	N/A	3.39 (2/14/14)
Class C	–15.01	N/A	N/A	2.48 (6/19/15)
Class R	–13.63	4.30	10.11	—
Class Z	–13.11	4.86	10.68	—
Class R2	–13.54	N/A	N/A	–7.43 (12/28/17)
Class R4	–13.31	N/A	N/A	–7.19 (12/28/17)
Class R6	–13.09	N/A	N/A	5.12 (9/25/14)
Russell 2000 Value Index
	–7.71	6.74	11.19	—
Russell 2000 Index
	–4.42	8.53	12.47	—
Lipper Small-Cap Value Funds Average
	–8.93	4.86	10.52	—

	Average Annual Total Returns as of 7/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–13.47	4.54	N/A	4.47 (2/14/14)
Class C	–14.22	N/A	N/A	2.48 (6/19/15)
Class R	–13.63	4.30	10.11	—
Class Z	–13.11	4.86	10.68	—
Class R2	–13.54	N/A	N/A	–7.43 (12/28/17)
Class R4	–13.31	N/A	N/A	–7.19 (12/28/17)
Class R6	–13.09	N/A	N/A	5.12 (9/25/14)
Russell 2000 Value Index
	–7.71	6.74	11.19	—
Russell 2000 Index
	–4.42	8.53	12.47	—
Lipper Small-Cap Value Funds Average
	–8.93	4.86	10.52	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2009) and the account values at the end of the current fiscal year (July 31, 2019), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, Class R2, Class R4 and Class R6 shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM QMA Small-Cap Value Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%	0.10%	None

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The average annual total returns for the Index measured from the month-end closest to the inception date are 6.46% for Class A, 6.47% for Class C, –0.61% for Class R2 shares and Class R4 and 7.59% for Class R6 shares.

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Russell 2000 Index—The Russell 2000 Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how stock prices of smaller companies have performed. The average annual total returns for the Index measured from the month-end closest to the inception date are 7.67% for Class A, 7.21% for Class C, 2.94% for Class R2 shares and Class R4 and 9.16% for Class R6 shares.

Lipper Small-Cap Value Funds Average—Lipper Small-Cap Value Funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s US Diversified Equity small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and a three-year sales-per-share growth rate, compared to the S&P SmallCap 600 Index. The average annual total returns for the Average measured from the month-end closest to the inception date are 4.89% for Class A, 4.63% for Class C, –2.55% for Class R2 shares and Class R4 and 5.51% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Ten Largest Holdings	Line of Business	% of Net Assets
IBERIABANK Corp.	Banks	1.1%
Meritage Homes Corp.	Household Durables	1.0%
RLJ Lodging Trust	Equity Real Estate Investment Trusts (REITs)	1.0%
Tech Data Corp.	Electronic Equipment, Instruments & Components	1.0%
TRI Pointe Group, Inc.	Household Durables	1.0%
Amkor Technology, Inc.	Semiconductors & Semiconductor Equipment	0.9%
Triton International Ltd. (Bermuda)	Trading Companies & Distributors	0.9%
Hancock Whitney Corp.	Banks	0.9%
Gannett Co., Inc.	Media	0.9%
Office Properties Income Trust	REITs	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments. Holdings/Issues/Industries/Sectors are subject to change.

PGIM QMA Small-Cap Value Fund	9

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Small-Cap Value Fund’s Class Z shares returned -13.11% in the 12-month reporting period that ended July 31, 2019, underperforming the -7.71% return of the Russell 2000 Value Index (the Index) and the -8.93% return of the Lipper Small-Cap Value Funds Average.

What were market conditions?

•

US small-cap equities underperformed their mid- and large-cap counterparts for the period. Small-cap stocks (as measured by the Russell 2000 Index) declined 4.42%, while mid-cap stocks (as measured by the Russell Midcap Index) gained 6.71% and large-cap stocks (as measured by the Russell 1000 Index) advanced 8.00%.

•	Value stocks underperformed growth stocks within each of the market-cap indices.

What worked?

•	The Fund benefited from favorable security selection in the financials and communication services sectors and from below-benchmark exposure to the underperforming health care sector.

•	In the financials sector, the Fund’s overweight holdings in inexpensive thrifts and mortgage finance companies as well as mortgage real estate investment trusts contributed to relative performance.

•	In communication services, good security selection among diversified telecommunication services and media companies also added value.

•	In health care, the Fund’s underweight exposure to expensive and underperforming pharmaceuticals and biotechnology companies aided relative performance.

•

The Fund’s top individual contributors to relative performance were specialty retailer Abercrombie & Fitch Co., homebuilder Meritage Homes Corp., information technology (IT) distribution company Tech Data Corp., and automotive retailers Group 1 Automotive, Inc. and Sonic Automotive, Inc.

What didn’t work?

•	The Fund’s relative performance was hurt most by unfavorable security selection in the real estate and energy sectors and by below-benchmark exposure to the top-performing utilities and IT sectors.

•

In real estate, the Fund’s positioning among REITs significantly detracted from relative performance. Hotel and resort REIT Ashford Hospitality Trust, Inc. was the largest detractor at the security level. Shares of Ashford fell sharply in June 2019 after the company cut its dividend in half to preserve capital.

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•

Energy stocks were weighed down by investor concerns about the impact that the global trade wars and a possible slowdown in economic activity worldwide would have on the demand for fossil fuels. The Fund’s overweight positions in natural gas firm Gulfport Energy Corp. and Peabody Energy Corp., the world’s largest private-sector coal company, were among the largest detractors.

•

In utilities, underweight positions in electric and gas utility companies hurt the Fund’s relative performance. Investors favored these companies for their large dividends and perceived safety, despite unattractive valuations.

•	Among tech holdings, underweight positions in expensive but outperforming communications equipment and IT services companies detracted from relative performance.

•	The Fund’s other notably underperforming holdings included auto components manufacturer Tenneco, Inc. and chemical company Rayonier Advanced Materials, Inc.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the Index’s return.

Top Relative Contributors (%)		Top Relative Detractors (%)
Abercrombie & Fitch Co.	0.40	Ashford Hospitality Trust, Inc.	–0.46
Meritage Homes Corp.	0.31	Gulfport Energy Corp.	–0.36
Tech Data Corp.	0.26	Tenneco, Inc.	–0.36
Sonic Automotive, Inc.	0.25	Peabody Energy Corp.	–0.32
Group 1 Automotive, Inc.	0.22	Rayonier Advanced Materials, Inc.	–0.31

Current outlook

•

While QMA views valuations for the overall market to be somewhat stretched, the difference in valuations between the cheapest and most expensive groups of stocks in the market continues to be wider than the historical norm, suggesting an opportunity for investors to benefit from value stocks.

•

QMA believes the Fund is well positioned in attractively valued small-cap stocks. At the end of the reporting period, the Fund was trading at a substantial discount relative to the Index on a variety of valuation metrics.

•

The Fund’s sectors that are most overweight relative to the Index are financials and consumer discretionary, where QMA’s quantitative model finds many inexpensive stocks. The utilities and IT sectors, where most stocks rank as expensive according to QMA models, are among the Fund’s most underweight sectors.

PGIM QMA Small-Cap Value Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Small-Cap Value Fund		Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$975.10	1.10%	$5.39
	Hypothetical	$1,000.00	$1,019.34	1.10%	$5.51
Class C	Actual	$1,000.00	$970.60	2.04%	$9.97
	Hypothetical	$1,000.00	$1,014.68	2.04%	$10.19
Class R	Actual	$1,000.00	$974.80	1.26%	$6.17
	Hypothetical	$1,000.00	$1,018.55	1.26%	$6.31
Class Z	Actual	$1,000.00	$977.40	0.68%	$3.33
	Hypothetical	$1,000.00	$1,021.42	0.68%	$3.41
Class R2	Actual	$1,000.00	$975.10	1.14%	$5.58
	Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71
Class R4	Actual	$1,000.00	$976.30	0.89%	$4.36
	Hypothetical	$1,000.00	$1,020.38	0.89%	$4.46
Class R6	Actual	$1,000.00	$977.40	0.63%	$3.09
	Hypothetical	$1,000.00	$1,021.67	0.63%	$3.16

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Small-Cap Value Fund	13

Schedule of Investments

as of July 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS 99.5%

Aerospace & Defense 0.3%
Maxar Technologies, Inc.(a)	462,400	$3,403,264
Vectrus, Inc.*	7,993	323,237

		3,726,501

Air Freight & Logistics 1.0%
Atlas Air Worldwide Holdings, Inc.*	234,328	10,697,073
Hub Group, Inc. (Class A Stock)*	50,500	2,290,175

		12,987,248

Airlines 1.4%
Hawaiian Holdings, Inc.	224,600	5,837,354
JetBlue Airways Corp.*	212,800	4,092,144
Mesa Air Group, Inc.*	20,600	210,944
SkyWest, Inc.	125,468	7,617,162

		17,757,604

Auto Components 3.5%
Adient PLC(a)	350,800	8,331,500
American Axle & Manufacturing Holdings, Inc.*	880,900	10,632,463
Cooper Tire & Rubber Co.(a)	233,500	6,285,820
Cooper-Standard Holdings, Inc.*	134,000	6,630,320
Goodyear Tire & Rubber Co. (The)	107,300	1,473,229
Modine Manufacturing Co.*	263,700	3,617,964
Tenneco, Inc. (Class A Stock)(a)	405,400	3,664,816
Tower International, Inc.	107,089	3,298,341

		43,934,453

Banks 22.5%
Ameris Bancorp	95,500	3,798,035
Arrow Financial Corp.	9,690	322,289
Associated Banc-Corp.	20,900	452,903
Atlantic Union Bankshares Corp.	88,900	3,380,867
BancorpSouth Bank	61,900	1,850,191
Bank OZK	10,800	330,264
BankUnited, Inc.	11,900	409,479
Banner Corp.	36,700	2,174,842
Berkshire Hills Bancorp, Inc.	278,004	9,118,531
Boston Private Financial Holdings, Inc.	216,500	2,498,410
Bridge Bancorp, Inc.	7,700	224,917

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	15

Schedule of Investments (continued)

as of July 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Bryn Mawr Bank Corp.	4,000	$148,320
Byline Bancorp, Inc.*	21,500	410,865
Cadence BanCorp	443,200	7,596,448
Camden National Corp.	71,926	3,215,812
Cathay General Bancorp	150,800	5,612,776
CenterState Bank Corp.	377,000	9,168,640
CIT Group, Inc.	9,900	500,445
CNB Financial Corp.	56,299	1,588,758
Community Trust Bancorp, Inc.	128,366	5,428,598
ConnectOne Bancorp, Inc.	127,600	2,916,936
Customers Bancorp, Inc.*	320,030	6,599,019
Eagle Bancorp, Inc.	19,200	773,952
Enterprise Financial Services Corp.	14,080	586,854
Financial Institutions, Inc.	191,828	5,906,384
First Bancorp/Southern Pines NC	18,100	668,614
First Busey Corp.	70,800	1,913,724
First Business Financial Services, Inc.	20,200	481,366
First Commonwealth Financial Corp.	32,400	446,148
First Financial Bancorp	308,751	7,870,063
First Financial Corp.	96,559	4,191,626
First Foundation, Inc.	8,800	132,352
First Horizon National Corp.	23,700	388,680
First Merchants Corp.	109,100	4,299,631
First Midwest Bancorp, Inc.	333,300	7,209,279
FNB Corp.	64,700	779,635
Franklin Financial Network, Inc.	59,500	1,755,250
Fulton Financial Corp.	301,400	5,123,800
Great Southern Bancorp, Inc.	68,563	4,111,038
Great Western Bancorp, Inc.	285,500	9,655,610
Hancock Whitney Corp.	268,000	11,127,360
Hanmi Financial Corp.	195,678	4,205,120
Heartland Financial USA, Inc.	124,904	6,006,633
Hilltop Holdings, Inc.	130,003	2,948,468
Home BancShares, Inc.	202,800	3,989,076
Hope Bancorp, Inc.	700,416	10,331,136
Horizon Bancorp, Inc.	47,931	834,958
IBERIABANK Corp.	176,381	13,858,255
Independent Bank Group, Inc.	126,900	7,209,189
International Bancshares Corp.	205,582	7,736,051
Investors Bancorp, Inc.	134,600	1,529,056
Lakeland Bancorp, Inc.	164,927	2,701,504
Midland States Bancorp, Inc.	37,100	1,006,152
MidWestOne Financial Group, Inc.	27,662	859,458
OFG Bancorp (Puerto Rico)	148,400	3,358,292

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Old National Bancorp	268,143	$4,721,998
Pacific Premier Bancorp, Inc.	232,600	7,357,138
PacWest Bancorp	10,000	386,300
Peapack Gladstone Financial Corp.	104,279	2,964,652
Pinnacle Financial Partners, Inc.	5,700	346,218
Popular, Inc. (Puerto Rico)	7,100	408,676
QCR Holdings, Inc.	37,700	1,442,402
Renasant Corp.	198,800	7,134,932
S&T Bancorp, Inc.(a)	48,063	1,829,759
Sandy Spring Bancorp, Inc.	166,200	6,056,328
Simmons First National Corp. (Class A Stock)	328,300	8,453,725
South State Corp.	87,600	7,014,132
Sterling Bancorp	22,600	493,810
TCF Financial Corp., (XNGS)	241,100	10,135,844
Towne Bank	31,700	892,038
Umpqua Holdings Corp.	17,600	307,296
United Bankshares, Inc.	47,100	1,770,489
Univest Financial Corp.	6,800	186,728
Valley National Bancorp	852,000	9,508,320
Veritex Holdings, Inc.	9,400	240,546
WesBanco, Inc.	142,848	5,225,380
West Bancorporation, Inc.	36,059	763,730

		279,382,500

Biotechnology 0.2%
Acorda Therapeutics, Inc.*	411,000	2,848,230

Capital Markets 0.8%
Janus Henderson Group PLC (United Kingdom)	16,300	327,141
Oppenheimer Holdings, Inc. (Class A Stock)	87,900	2,561,406
Stifel Financial Corp.	125,700	7,518,117

		10,406,664

Chemicals 0.8%
Kraton Corp.*	120,300	3,689,601
Minerals Technologies, Inc.	18,800	1,001,100
Olin Corp.	152,600	3,062,682
Rayonier Advanced Materials, Inc.	514,900	2,394,285

		10,147,668

Commercial Services & Supplies 1.2%
ACCO Brands Corp.	828,841	8,106,065

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	17

Schedule of Investments (continued)

as of July 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
ADT, Inc.(a)	155,800	$989,330
Matthews International Corp. (Class A Stock)(a)	71,600	2,445,140
Quad/Graphics, Inc.(a)	271,971	3,075,992
VSE Corp.	23,400	701,064

		15,317,591

Consumer Finance 1.9%
Encore Capital Group, Inc.*(a)	182,091	6,551,634
EZCORP, Inc. (Class A Stock)*	264,200	2,602,370
Navient Corp.	36,900	522,135
Nelnet, Inc. (Class A Stock)	171,853	10,751,124
OneMain Holdings, Inc.	15,300	634,185
Regional Management Corp.*	86,900	2,096,897

		23,158,345

Diversified Financial Services 0.2%
FGL Holdings	247,600	2,017,940

Electronic Equipment, Instruments & Components 1.9%
AVX Corp.(a)	146,519	2,231,485
Tech Data Corp.*	116,600	11,816,244
TTM Technologies, Inc.*	932,000	9,748,720

		23,796,449

Energy Equipment & Services 0.9%
Nine Energy Service, Inc.*	36,900	474,903
Select Energy Services, Inc. (Class A Stock)*	333,200	3,388,644
US Silica Holdings, Inc.	524,600	7,270,956

		11,134,503

Equity Real Estate Investment Trusts (REITs) 10.2%
Apple Hospitality REIT, Inc.	42,900	673,959
Ashford Hospitality Trust, Inc.	1,615,220	4,377,246
Braemar Hotels & Resorts, Inc.	466,979	4,258,849
CBL & Associates Properties, Inc.(a)	217,000	227,850
Cedar Realty Trust, Inc.	188,900	525,142
Chatham Lodging Trust	323,600	5,779,496
CoreCivic, Inc.	21,400	363,158
CorEnergy Infrastructure Trust, Inc.	141,549	5,728,488
DiamondRock Hospitality Co.	446,800	4,499,276
Franklin Street Properties Corp.	640,000	5,158,400

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Global Net Lease, Inc.	348,100	$6,794,912
Hersha Hospitality Trust	506,300	7,908,406
iStar, Inc.(a)	353,000	4,659,600
Jernigan Capital, Inc.(a)	108,900	2,160,576
Kite Realty Group Trust	616,100	9,802,151
New Senior Investment Group, Inc.	284,000	2,024,920
Office Properties Income Trust	388,118	10,933,284
Park Hotels & Resorts, Inc.	51,000	1,346,910
Pennsylvania Real Estate Investment Trust(a)	755,500	4,517,890
RLJ Lodging Trust	703,900	12,163,392
RPT Realty	121,200	1,484,700
Sabra Health Care REIT, Inc.(a)	513,100	10,590,384
Senior Housing Properties Trust	658,100	5,396,420
Summit Hotel Properties, Inc.	616,000	6,843,760
Washington Prime Group, Inc.(a)	1,029,400	3,736,722
Xenia Hotels & Resorts, Inc.(a)	213,300	4,571,019

		126,526,910

Food & Staples Retailing 1.5%
Andersons, Inc. (The)	16,800	451,080
Ingles Markets, Inc. (Class A Stock)(a)	209,705	6,601,513
SpartanNash Co.	457,990	5,413,442
United Natural Foods, Inc.*(a)	589,100	5,808,526
Weis Markets, Inc.(a)	25,700	936,765

		19,211,326

Food Products 0.0%
B&G Foods, Inc.	20,500	374,740

Health Care Providers & Services 0.5%
Acadia Healthcare Co., Inc.*	8,400	268,296
MEDNAX, Inc.*	170,900	4,199,013
Owens & Minor, Inc.(a)	806,810	2,186,455

		6,653,764

Hotels, Restaurants & Leisure 0.5%
Red Robin Gourmet Burgers, Inc.*	139,400	4,602,988
Speedway Motorsports, Inc.	79,689	1,577,842

		6,180,830

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	19

Schedule of Investments (continued)

as of July 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 3.4%
Beazer Homes USA, Inc.*	417,100	$4,888,412
KB Home	194,300	5,104,261
Meritage Homes Corp.*	195,568	12,283,626
Taylor Morrison Home Corp. (Class A Stock)*	268,800	6,053,376
Toll Brothers, Inc.	54,200	1,949,574
TRI Pointe Group, Inc.*	862,400	11,806,256

		42,085,505

Insurance 2.9%
American Equity Investment Life Holding Co.	381,877	9,852,427
CNO Financial Group, Inc.	493,600	8,346,776
EMC Insurance Group, Inc.	21,750	781,695
Employers Holdings, Inc.	173,798	7,629,732
FBL Financial Group, Inc. (Class A Stock)	51,868	3,252,124
Heritage Insurance Holdings, Inc.(a)	39,800	534,912
National Western Life Group, Inc. (Class A Stock)	18,700	5,030,300

		35,427,966

Internet & Direct Marketing Retail 0.2%
Qurate Retail, Inc.*(a)	90,800	1,283,912
Stamps.com, Inc.*	27,200	1,298,800

		2,582,712

Leisure Products 0.3%
American Outdoor Brands Corp.*	386,800	3,728,752

Machinery 0.3%
Gates Industrial Corp. PLC*(a)	23,100	253,638
Lydall, Inc.*	81,900	1,932,840
NN, Inc.	113,400	931,014

		3,117,492

Marine 0.4%
Costamare, Inc. (Monaco)	651,600	3,929,148
Genco Shipping & Trading Ltd.*(a)	54,300	522,366

		4,451,514

Media 1.8%
Emerald Expositions Events, Inc.	234,100	2,495,506
Entercom Communications Corp. (Class A Stock)(a)	934,500	5,307,960

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Media (cont’d.)
Gannett Co., Inc.(a)	1,075,700	$11,025,925
Gray Television, Inc.*	188,700	3,349,425
Saga Communications, Inc. (Class A Stock)	2,210	68,996

		22,247,812

Metals & Mining 1.3%
Alcoa Corp.*	33,300	748,917
Schnitzer Steel Industries, Inc. (Class A Stock)(a)	352,100	9,376,423
SunCoke Energy, Inc.*	157,200	1,193,148
United States Steel Corp.(a)	287,200	4,316,616

		15,635,104

Mortgage Real Estate Investment Trusts (REITs) 6.5%
AG Mortgage Investment Trust, Inc.	303,281	4,961,677
Anworth Mortgage Asset Corp.	247,300	952,105
Apollo Commercial Real Estate Finance, Inc.	403,283	7,589,786
Ares Commercial Real Estate Corp.	77,600	1,177,192
Arlington Asset Investment Corp. (Class A Stock)	331,696	2,182,560
ARMOUR Residential REIT, Inc.	310,400	5,546,848
Blackstone Mortgage Trust, Inc. (Class A Stock)	176,600	6,272,832
Cherry Hill Mortgage Investment Corp.	192,100	2,975,629
Dynex Capital, Inc.(a)	228,535	3,725,121
Granite Point Mortgage Trust, Inc.	154,700	2,954,770
Invesco Mortgage Capital, Inc.	492,226	8,111,884
KKR Real Estate Finance Trust, Inc.(a)	161,300	3,230,839
Ladder Capital Corp.	356,268	5,995,990
New York Mortgage Trust, Inc.	319,500	1,952,145
PennyMac Mortgage Investment Trust	261,700	5,765,251
Ready Capital Corp.(a)	46,200	710,094
Redwood Trust, Inc.	433,700	7,338,204
TPG RE Finance Trust, Inc.	180,900	3,572,775
Western Asset Mortgage Capital Corp.	515,900	5,241,544

		80,257,246

Multiline Retail 0.8%
Dillard’s, Inc. (Class A Stock)(a)	131,400	9,563,292

Oil, Gas & Consumable Fuels 7.8%
Amplify Energy Corp.	177,000	805,350
Antero Resources Corp.*(a)	218,200	1,005,902
Berry Petroleum Corp.(a)	236,500	2,317,700
Bonanza Creek Energy, Inc.*	204,400	4,455,920

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	21

Schedule of Investments (continued)

as of July 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Callon Petroleum Co.*(a)	1,211,000	$5,958,120
Carrizo Oil & Gas, Inc.*(a)	352,700	3,361,231
Centennial Resource Development, Inc. (Class A Stock)*(a)	137,800	819,910
CNX Resources Corp.*(a)	584,800	4,807,056
Contura Energy, Inc.*	50,500	1,809,415
EQT Corp.	259,300	3,918,023
Extraction Oil & Gas, Inc.*	164,400	609,924
Gulfport Energy Corp.*	988,200	3,735,396
Laredo Petroleum, Inc.*	708,800	2,353,216
Magnolia Oil & Gas Corp. (Class A Stock)*	305,000	3,409,900
Matador Resources Co.*	351,800	6,202,234
Montage Resources Corp.*(a)	14,200	47,428
Murphy Oil Corp.(a)	71,400	1,716,456
Oasis Petroleum, Inc.*	766,700	3,733,829
Parsley Energy, Inc. (Class A Stock)*	241,100	3,999,849
PBF Energy, Inc. (Class A Stock)	143,100	3,996,783
Peabody Energy Corp.	424,500	8,939,970
Penn Virginia Corp.*	34,000	1,164,160
QEP Resources, Inc.*	68,400	338,580
Range Resources Corp.(a)	358,900	2,042,141
Renewable Energy Group, Inc.*(a)	97,400	1,323,666
REX American Resources Corp.*	9,500	708,700
Ring Energy, Inc.*	172,000	421,400
Ship Finance International Ltd. (Norway)(a)	636,069	8,364,308
Southwestern Energy Co.*(a)	1,641,400	3,611,080
SRC Energy, Inc.*	356,000	1,452,480
Unit Corp.*	243,600	1,583,400
Whiting Petroleum Corp.*(a)	473,400	8,369,712

		97,383,239

Paper & Forest Products 1.1%
Clearwater Paper Corp.*	244,900	4,807,387
Domtar Corp.	95,000	4,032,750
Verso Corp. (Class A Stock)*	324,228	5,246,009

		14,086,146

Personal Products 0.8%
Edgewell Personal Care Co.*(a)	336,400	10,236,652

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals 1.0%
Lannett Co., Inc.*(a)	672,000	$4,751,040
Prestige Consumer Healthcare, Inc.*	207,400	7,176,040

		11,927,080

Professional Services 0.5%
Kelly Services, Inc. (Class A Stock)	107,200	2,983,376
TrueBlue, Inc.*	144,000	2,846,880

		5,830,256

Real Estate Management & Development 0.3%
Altisource Portfolio Solutions SA*(a)	55,500	1,165,500
RE/MAX Holdings, Inc. (Class A Stock)	4,600	133,768
Realogy Holdings Corp.(a)	432,500	2,253,325

		3,552,593

Road & Rail 1.4%
ArcBest Corp.	214,000	6,405,020
Covenant Transportation Group, Inc. (Class A Stock)*	125,000	2,106,250
Knight-Swift Transportation Holdings, Inc.(a)	122,900	4,404,736
Ryder System, Inc.	74,200	3,951,892

		16,867,898

Semiconductors & Semiconductor Equipment 1.3%
Amkor Technology, Inc.*	1,249,761	11,535,294
Photronics, Inc.*	180,900	1,742,067
Ultra Clean Holdings, Inc.*	194,300	2,834,837

		16,112,198

Software 0.4%
Avaya Holdings Corp.*(a)	423,000	5,092,920

Specialty Retail 7.1%
Abercrombie & Fitch Co. (Class A Stock)	412,600	7,810,518
At Home Group, Inc.*(a)	275,600	1,650,844
Barnes & Noble Education, Inc.*	79,900	279,650
Bed Bath & Beyond, Inc.(a)	756,800	7,348,528
Caleres, Inc.(a)	109,400	2,054,532
Cato Corp. (The) (Class A Stock)	271,700	3,904,329
Chico’s FAS, Inc.(a)	992,100	3,164,799
Citi Trends, Inc.	36,000	552,600

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	23

Schedule of Investments (continued)

as of July 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Conn’s, Inc.*(a)	271,000	$5,636,800
Container Store Group, Inc. (The)*	22,800	139,308
Express, Inc.*	865,300	2,137,291
GameStop Corp. (Class A Stock)(a)	128,400	516,168
Genesco, Inc.*	216,500	8,525,770
Group 1 Automotive, Inc.	100,600	8,446,376
Haverty Furniture Cos., Inc.	84,300	1,526,673
Hibbett Sports, Inc.*(a)	385,000	7,084,000
J. Jill, Inc.(a)	278,600	596,204
MarineMax, Inc.*	215,400	3,325,776
Office Depot, Inc.	2,034,600	4,150,584
Party City Holdco, Inc.*(a)	575,700	3,672,966
Signet Jewelers Ltd.	481,600	8,736,224
Sonic Automotive, Inc. (Class A Stock)	264,300	7,286,751

		88,546,691

Textiles, Apparel & Luxury Goods 0.8%
Fossil Group, Inc.*(a)	452,100	4,991,184
G-III Apparel Group Ltd.*(a)	130,900	3,751,594
Movado Group, Inc.	39,100	1,029,503

		9,772,281

Thrifts & Mortgage Finance 5.4%
Dime Community Bancshares, Inc.	287,083	5,793,335
Federal Agricultural Mortgage Corp. (Class C Stock)	92,662	7,159,993
First Defiance Financial Corp.	165,944	4,765,912
Flagstar Bancorp, Inc.	205,400	7,082,192
MGIC Investment Corp.*	169,700	2,180,645
Mr. Cooper Group, Inc.*(a)	109,200	831,012
OceanFirst Financial Corp.	202,200	4,933,680
PennyMac Financial Services, Inc.	212,915	5,112,089
Provident Financial Services, Inc.	203,420	4,918,695
Radian Group, Inc.	394,066	8,984,705
United Financial Bancorp, Inc.	327,100	4,690,614
Washington Federal, Inc.	136,404	4,989,658
WSFS Financial Corp.	122,100	5,173,377

		66,615,907

Tobacco 0.3%
Universal Corp.	55,100	3,278,450

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors 4.1%
Air Lease Corp.	104,800	$4,379,592
Aircastle Ltd.	496,953	10,331,653
BMC Stock Holdings, Inc.*	83,000	1,755,450
CAI International, Inc.*	256,606	5,850,617
GATX Corp.(a)	15,747	1,210,314
GMS, Inc.*	208,100	4,684,331
Rush Enterprises, Inc. (Class A Stock)	117,500	4,425,050
Textainer Group Holdings Ltd. (China)*	244,200	2,376,066
Triton International Ltd. (Bermuda)	338,300	11,190,964
WESCO International, Inc.*	81,200	4,120,088

		50,324,125

TOTAL COMMON STOCKS (cost $1,277,660,300)		1,234,287,097

EXCHANGE-TRADED FUND 0.4%
iShares Russell 2000 Value ETF(a) (cost $4,876,159)	41,219	4,985,850

TOTAL LONG-TERM INVESTMENTS (cost $1,282,536,459)		1,239,272,947

SHORT-TERM INVESTMENTS 13.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	4,553,616	4,553,616
PGIM Institutional Money Market Fund (cost $156,299,528; includes $155,971,897 of cash collateral for securities on loan)(b)(w)	156,288,380	156,319,638

TOTAL SHORT-TERM INVESTMENTS (cost $160,853,144)		160,873,254

TOTAL INVESTMENTS 112.9% (cost $1,443,389,603)		1,400,146,201
Liabilities in excess of other assets (12.9)%		(159,745,182)

NET ASSETS 100.0%		$1,240,401,019

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

XNGS—London Stock Exchange

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	25

Schedule of Investments (continued)

as of July 31, 2019

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $152,221,906; cash collateral of $155,971,897 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$3,726,501	$—	$—
Air Freight & Logistics	12,987,248	—	—
Airlines	17,757,604	—	—
Auto Components	43,934,453	—	—
Banks	279,382,500	—	—
Biotechnology	2,848,230	—	—
Capital Markets	10,406,664	—	—
Chemicals	10,147,668	—	—
Commercial Services & Supplies	15,317,591	—	—
Consumer Finance	23,158,345	—	—
Diversified Financial Services	2,017,940	—	—
Electronic Equipment, Instruments & Components	23,796,449	—	—
Energy Equipment & Services	11,134,503	—	—
Equity Real Estate Investment Trusts (REITs)	126,526,910	—	—
Food & Staples Retailing	19,211,326	—	—
Food Products	374,740	—	—
Health Care Providers & Services	6,653,764	—	—
Hotels, Restaurants & Leisure	6,180,830	—	—
Household Durables	42,085,505	—	—
Insurance	35,427,966	—	—
Internet & Direct Marketing Retail	2,582,712	—	—
Leisure Products	3,728,752	—	—
Machinery	3,117,492	—	—
Marine	4,451,514	—	—
Media	22,247,812	—	—
Metals & Mining	15,635,104	—	—
Mortgage Real Estate Investment Trusts (REITs)	80,257,246	—	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Multiline Retail	$9,563,292	$—	$—
Oil, Gas & Consumable Fuels	97,383,239	—	—
Paper & Forest Products	14,086,146	—	—
Personal Products	10,236,652	—	—
Pharmaceuticals	11,927,080	—	—
Professional Services	5,830,256	—	—
Real Estate Management & Development	3,552,593	—	—
Road & Rail	16,867,898	—	—
Semiconductors & Semiconductor Equipment	16,112,198	—	—
Software	5,092,920	—	—
Specialty Retail	88,546,691	—	—
Textiles, Apparel & Luxury Goods	9,772,281	—	—
Thrifts & Mortgage Finance	66,615,907	—	—
Tobacco	3,278,450	—	—
Trading Companies & Distributors	50,324,125	—	—
Exchange-Traded Fund	4,985,850	—	—
Affiliated Mutual Funds	160,873,254	—	—

Total	$1,400,146,201	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2019 were as follows (unaudited):

Banks	22.5%
Affiliated Mutual Funds (12.6% represents investments purchased with collateral from securities on loan)	13.0
Equity Real Estate Investment Trusts (REITs)	10.2
Oil, Gas & Consumable Fuels	7.8
Specialty Retail	7.1
Mortgage Real Estate Investment Trusts (REITs)	6.5
Thrifts & Mortgage Finance	5.4
Trading Companies & Distributors	4.1
Auto Components	3.5
Household Durables	3.4
Insurance	2.9
Electronic Equipment, Instruments & Components	1.9
Consumer Finance	1.9
Media	1.8
Food & Staples Retailing	1.5
Airlines	1.4
Road & Rail	1.4
Semiconductors & Semiconductor Equipment	1.3
Metals & Mining	1.3

Commercial Services & Supplies	1.2%
Paper & Forest Products	1.1
Air Freight & Logistics	1.0
Pharmaceuticals	1.0
Energy Equipment & Services	0.9
Capital Markets	0.8
Personal Products	0.8
Chemicals	0.8
Textiles, Apparel & Luxury Goods	0.8
Multiline Retail	0.8
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	0.5
Professional Services	0.5
Software	0.4
Marine	0.4
Exchange-Traded Fund	0.4
Leisure Products	0.3
Aerospace & Defense	0.3
Real Estate Management & Development	0.3
Tobacco	0.3
Machinery	0.3

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	27

Schedule of Investments (continued)

as of July 31, 2019

Industry Classification (continued):
Biotechnology	0.2%
Internet & Direct Marketing Retail	0.2
Diversified Financial Services	0.2
Food Products	0.0 *

112.9
Liabilities in excess of other assets	(12.9)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$152,221,906	$(152,221,906)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

28

Statement of Assets & Liabilities

as of July 31, 2019

Assets
Investments at value, including securities on loan of $152,221,906:
Unaffiliated investments (cost $1,282,536,459)	$1,239,272,947
Affiliated investments (cost $160,853,144)	160,873,254
Cash	843,000
Receivable for Fund shares sold	1,150,686
Dividends and interest receivable	878,457
Prepaid expenses and other assets	2,225

Total Assets	1,403,020,569

Liabilities
Payable to broker for collateral for securities on loan	155,971,897
Payable for Fund shares reacquired	4,427,920
Loan payable	843,000
Management fee payable	621,224
Accrued expenses and other liabilities	601,549
Distribution fee payable	92,701
Affiliated transfer agent fee payable	61,259

Total Liabilities	162,619,550

Net Assets	$1,240,401,019

Net assets were comprised of:
Shares of beneficial interest, at par	$75,463
Paid-in capital in excess of par	1,252,668,320
Total distributable earnings (loss)	(12,342,764)

Net assets, July 31, 2019	$1,240,401,019

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	29

Statement of Assets & Liabilities (continued)

as of July 31, 2019

Class A
Net asset value, redemption price per share, ($116,090,036 ÷ 7,050,975 shares of beneficial interest issued and outstanding)	$16.46
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price to public	$17.42

Class C
Net asset value, offering price and redemption price per share, ($11,268,632 ÷ 683,764 shares of beneficial interest issued and outstanding)	$16.48

Class R
Net asset value, offering price and redemption price per share, ($139,136,313 ÷ 8,572,072 shares of beneficial interest issued and outstanding)	$16.23

Class Z
Net asset value, offering price and redemption price per share, ($622,092,809 ÷ 37,799,990 shares of beneficial interest issued and outstanding)	$16.46

Class R2
Net asset value, offering price and redemption price per share, ($375,118 ÷ 22,827 shares of beneficial interest issued and outstanding)	$16.43

Class R4
Net asset value, offering price and redemption price per share, ($8,882 ÷ 540 shares of beneficial interest issued and outstanding)	$16.46

Class R6
Net asset value, offering price and redemption price per share, ($351,429,229 ÷ 21,332,987 shares of beneficial interest issued and outstanding)	$16.47

See Notes to Financial Statements.

30

Statement of Operations

Year Ended July 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $15,755 foreign withholding tax)	$32,072,820
Income from securities lending, net (including affiliated income of $246,065)	613,641
Affiliated dividend income	96,368

Total income	32,782,829

Expenses
Management fee	8,148,980
Distribution fee(a)	1,676,406
Shareholder servicing fees(a)	193
Transfer agent’s fees and expenses (including affiliated expense of $403,119)(a)	971,027
Custodian and accounting fees	151,132
Registration fees(a)	98,235
Shareholders’ reports	84,381
Trustees’ fees	36,410
Audit fee	31,975
Legal fees and expenses	30,362
Miscellaneous	52,762

Total expenses	11,281,863
Less: Fee waiver and/or expense reimbursement(a)	(124,272)
Distribution fee waiver(a)	(417,191)

Net expenses	10,740,400

Net investment income (loss)	22,042,429

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(4,389))	55,523,977
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $18,374)	(282,664,548)

Net gain (loss) on investment transactions	(227,140,571)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(205,098,142)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	356,054	246,346	1,073,546	—	460	—	—
Shareholder servicing fees	—	—	—	—	184	9	—
Transfer agent’s fees and expenses	228,011	62,088	201,609	474,443	416	67	4,393
Registration fees	13,650	12,378	13,886	19,112	12,778	12,778	13,653
Fee waiver and/or expense reimbursement	(11,869)	(2,464)	(14,314)	(69,895)	(12,902)	(12,828)	—
Distribution fee waiver	(59,342)	—	(357,849)	—	—	—	—

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	31

Statements of Changes in Net Assets

	Year Ended July 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,042,429	$23,479,979
Net realized gain (loss) on investment transactions	55,523,977	82,126,110
Net change in unrealized appreciation (depreciation) on investments	(282,664,548)	65,714,134

Net increase (decrease) in net assets resulting from operations	(205,098,142)	171,320,223

Dividends and Distributions
Distributions from distributable earnings*
Class A	(9,575,305)	—
Class C	(2,211,007)	—
Class R	(11,255,549)	—
Class Z	(60,412,692)	—
Class R2	(19,556)	—
Class R4	(766)	—
Class R6	(32,451,884)	—

	(115,926,759)	—

Dividends from net investment income*
Class A		(1,850,518)
Class C		(249,331)
Class R		(1,957,064)
Class Z		(14,533,576)
Class R6		(6,343,161)

	*	(24,933,650)

Distributions from net realized gains*
Class A		(14,227,511)
Class C		(4,176,634)
Class R		(17,892,947)
Class Z		(92,687,961)
Class R6		(38,872,105)

	*	(167,857,158)

See Notes to Financial Statements.

32

	Year Ended July 31,

	2019		2018
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$222,921,605	$289,069,270
Net asset value of shares issued in reinvestment of dividends and distributions		111,161,668	191,749,863
Cost of shares reacquired		(347,999,658)	(470,769,839)

Net increase (decrease) in net assets from Fund share transactions		(13,916,385)	10,049,294

Total increase (decrease)		(334,941,286)	(11,421,291)

Net Assets:
Beginning of year		1,575,342,305	1,586,763,596

End of year(a)		$1,240,401,019	$1,575,342,305

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$7,552,567

*	For the year ended July 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	33

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively the “Funds”).

These financial statements relate only to the PGIM QMA Small-Cap Value Fund (the “Fund”).

The investment objective of the Fund is above average capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

34

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its

PGIM QMA Small-Cap Value Fund	35

Notes to Financial Statements (continued)

subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the

36

securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment

PGIM QMA Small-Cap Value Fund	37

Notes to Financial Statements (continued)

to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”) (formerly known as Quantitative Management Associates, LLC). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

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The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% average daily net assets up to $2 billion and 0.575% of the Fund’s average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended July 31, 2019.

The Manger has contractually agreed to waive fees payable to PGIM Investments by the Fund in an amount up to 0.01% of the Fund’s average daily net assets through November 30, 2020, to the extent that the Fund’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution and service (12b-1) fees and certain extraordinary expenses) exceed 0.68% of the Fund’s average daily net assets on an annualized basis. Separately, the Manager has contractually agreed, through November 30, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.14% of average daily net assets for Class R2 shares or 0.89% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through November 30, 2020 to reduce such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or

PGIM QMA Small-Cap Value Fund	39

Notes to Financial Statements (continued)

third-party service providers, as compensation for services rendered to the shareholders of such Class R2 and Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended July 31, 2019, PIMS received $99,724 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2019, PIMS received $652 and $469 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended July 31, 2019, no 17a-7 transactions were entered into by the Fund.

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4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2019, were $1,083,991,916 and $1,190,947,238, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,546,207	$137,621,415	$140,614,006	$—	$—	$4,553,616	4,553,616	$96,368
PGIM Institutional Money Market Fund*
19,986,888	725,900,573	589,581,808	18,374	(4,389)	156,319,638	156,288,380	246,065	**

$27,533,095	$863,521,988	$730,195,814	$18,374	$(4,389)	$160,873,254		$342,433

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

The tax character of distributions paid during the tax year ended October 31, 2018 were $76,889,522 of ordinary income and $115,901,286 of long-term capital gains. The tax character of distributions paid during the tax year ended October 31, 2017 was $28,283,799 of ordinary income.

As of the latest tax year ended October 31, 2018, the accumulated undistributed earnings on a tax basis were $57,440,766 of ordinary income and $52,105,129 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,457,803,018	$118,239,817	$(175,896,634)	$(57,656,817)

PGIM QMA Small-Cap Value Fund	41

Notes to Financial Statements (continued)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and corporate spin-offs.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of July 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 538 Class R2 shares, 540 Class R4 shares of the Fund. At reporting period end, four shareholders of record, each holding greater than 5% of the Fund, held 34% of the Fund’s outstanding shares, of which 5% were held by an affiliate of Prudential.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2019:
Shares sold	505,377	$8,904,793
Shares issued in reinvestment of dividends and distributions	611,259	9,327,812
Shares reacquired	(1,328,083)	(22,999,915)

Net increase (decrease) in shares outstanding before conversion	(211,447)	(4,767,310)
Shares issued upon conversion from other share class(es)	875,416	15,014,299
Shares reacquired upon conversion into other share class(es)	(128,779)	(2,354,525)

Net increase (decrease) in shares outstanding	535,190	$7,892,464

Year ended July 31, 2018:
Shares sold	609,750	$12,628,799
Shares issued in reinvestment of dividends and distributions	774,075	15,574,392
Shares reacquired	(1,109,257)	(22,985,716)

Net increase (decrease) in shares outstanding before conversion	274,568	5,217,475
Shares issued upon conversion from other share class(es)	123,984	2,622,003
Shares reacquired upon conversion into other share class(es)	(96,834)	(1,987,831)

Net increase (decrease) in shares outstanding	301,718	$5,851,647

Class C
Year ended July 31, 2019:
Shares sold	97,129	$1,704,040
Shares issued in reinvestment of dividends and distributions	142,042	2,181,765
Shares reacquired	(429,017)	(7,562,711)

Net increase (decrease) in shares outstanding before conversion	(189,846)	(3,676,906)
Shares reacquired upon conversion into other share class(es)	(875,270)	(15,109,932)

Net increase (decrease) in shares outstanding	(1,065,116)	$(18,786,838)

Year ended July 31, 2018:
Shares sold	175,315	$3,644,251
Shares issued in reinvestment of dividends and distributions	215,029	4,345,731
Shares reacquired	(475,865)	(9,923,324)

Net increase (decrease) in shares outstanding before conversion	(85,521)	(1,933,342)
Shares reacquired upon conversion into other share class(es)	(63,972)	(1,322,968)

Net increase (decrease) in shares outstanding	(149,493)	$(3,256,310)

Class R
Year ended July 31, 2019:
Shares sold	1,865,355	$30,019,153
Shares issued in reinvestment of dividends and distributions	747,381	11,255,549
Shares reacquired	(1,904,957)	(33,034,488)

Net increase (decrease) in shares outstanding	707,779	$8,240,214

Year ended July 31, 2018:
Shares sold	1,006,458	$20,163,276
Shares issued in reinvestment of dividends and distributions	998,994	19,850,011
Shares reacquired	(1,927,915)	(39,388,781)

Net increase (decrease) in shares outstanding	77,537	$624,506

PGIM QMA Small-Cap Value Fund	43

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2019:
Shares sold	6,552,669	$113,039,784
Shares issued in reinvestment of dividends and distributions	3,680,081	56,010,840
Shares reacquired	(11,924,024)	(205,679,642)

Net increase (decrease) in shares outstanding before conversion	(1,691,274)	(36,629,018)
Shares issued upon conversion from other share class(es)	162,948	2,989,364
Shares reacquired upon conversion into other share class(es)	(36,132)	(626,971)

Net increase (decrease) in shares outstanding	(1,564,458)	$(34,266,625)

Year ended July 31, 2018:
Shares sold	6,916,540	$144,318,377
Shares issued in reinvestment of dividends and distributions	5,320,753	106,787,513
Shares reacquired	(15,779,927)	(326,819,846)

Net increase (decrease) in shares outstanding before conversion	(3,542,634)	(75,713,956)
Shares issued upon conversion from other share class(es)	144,337	2,963,061
Shares reacquired upon conversion into other share class(es)	(3,258,846)	(71,723,534)

Net increase (decrease) in shares outstanding	(6,657,143)	$(144,474,429)

Class R2
Year ended July 31, 2019:
Shares sold	23,957	$412,473
Shares issued in reinvestment of dividends and distributions	1,283	19,556
Shares reacquired	(3,296)	(57,691)

Net increase (decrease) in shares outstanding	21,944	$374,338

Period ended July 31, 2018*:
Shares sold	883	$17,555
Shares reacquired	—	(4)

Net increase (decrease) in shares outstanding	883	$17,551

Class R4
Year ended July 31, 2019:
Shares issued in reinvestment of dividends and distributions	51	$767

Net increase (decrease) in shares outstanding	51	$767

Period ended July 31, 2018*:
Shares sold	489	$10,000

Net increase (decrease) in shares outstanding	489	$10,000

44

Class R6	Shares	Amount
Year ended July 31, 2019:
Shares sold	3,950,123	$68,841,362
Shares issued in reinvestment of dividends and distributions	2,125,107	32,365,379
Shares reacquired	(4,528,102)	(78,665,211)

Net increase (decrease) in shares outstanding before conversion	1,547,128	22,541,530
Shares issued upon conversion from other share class(es)	4,864	87,765

Net increase (decrease) in shares outstanding	1,551,992	$22,629,295

Year ended July 31, 2018:
Shares sold	5,231,548	$108,287,012
Shares issued in reinvestment of dividends and distributions	2,249,488	45,192,216
Shares reacquired	(3,440,933)	(71,652,168)

Net increase (decrease) in shares outstanding before conversion	4,040,103	81,827,060
Shares issued upon conversion from other share class(es)	3,148,656	69,449,269

Net increase (decrease) in shares outstanding	7,188,759	$151,276,329

*	Commencement of offering was December 28, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably. The Fund utilized the SCA during the year ended July 31, 2019. The average daily balance for the 21 days that the Fund had loans outstanding during the period was approximately $1,513,762, borrowed at a weighted average interest rate of 3.72%. The maximum loan outstanding amount during the period was $5,127,000. At July 31, 2019, the Fund had an outstanding loan balance of $843,000.

PGIM QMA Small-Cap Value Fund	45

Notes to Financial Statements (continued)

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

46

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM QMA Small-Cap Value Fund	47

Financial Highlights

Class A Shares
	Year Ended July 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.95	$21.32	$18.16	$25.21	$26.70
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.26	0.32	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.17)	2.04	3.25	(0.07)	0.78
Total from investment operations	(2.94)	2.30	3.51	0.25	1.24
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.30)	(0.55)	(0.19)
Distributions from net realized gains	(1.27)	(2.36)	(0.05)	(6.75)	(2.54)
Total dividends and distributions	(1.55)	(2.67)	(0.35)	(7.30)	(2.73)
Net asset value, end of year	$16.46	$20.95	$21.32	$18.16	$25.21
Total Return(b):	(13.47)%	11.31%	19.29%	3.98%	4.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$116,090	$136,533	$132,512	$116,997	$138,855
Average net assets (000)	$118,685	$133,270	$129,902	$121,788	$16,282
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.07%	1.02%	0.96%	0.98%	1.14%
Expenses before waivers and/or expense reimbursement	1.13%	1.08%	1.02%	1.04%	1.20%
Net investment income (loss)	1.31%	1.27%	1.27%	1.67%	1.76%
Portfolio turnover rate(e)	80%	70%	95%	72%	111%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class C Shares
	Year Ended July 31,				June 19, 2015(a) through July 31, 2015
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.95	$21.32	$18.18	$25.19	$26.36
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.10	0.10	0.17	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.20)	2.03	3.26	(0.06)	(1.19)
Total from investment operations	(3.08)	2.13	3.36	0.11	(1.17)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.17)	(0.37)	-
Distributions from net realized gains	(1.27)	(2.36)	(0.05)	(6.75)	-
Total dividends and distributions	(1.39)	(2.50)	(0.22)	(7.12)	-
Net asset value, end of period	$16.48	$20.95	$21.32	$18.18	$25.19
Total Return(c):	(14.22)%	10.44%	18.43%	3.19%	(4.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,269	$36,638	$40,476	$30,257	$35,293
Average net assets (000)	$24,635	$38,734	$41,745	$30,498	$33,702
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.92%	1.81%	1.71%	1.73%	1.90%	(f)
Expenses before waivers and/or expense reimbursement	1.93%	1.82%	1.72%	1.74%	1.91%	(f)
Net investment income (loss)	0.66%	0.49%	0.49%	0.92%	0.75%	(f)
Portfolio turnover rate(g)	80%	70%	95%	72%	111%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	49

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.66	$21.06	$17.95	$25.00	$26.51
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.21	0.21	0.26	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.13)	2.01	3.21	(0.07)	0.91
Total from investment operations	(2.93)	2.22	3.42	0.19	1.17
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.26)	(0.49)	(0.14)
Distributions from net realized gains	(1.27)	(2.36)	(0.05)	(6.75)	(2.54)
Total dividends and distributions	(1.50)	(2.62)	(0.31)	(7.24)	(2.68)
Net asset value, end of year	$16.23	$20.66	$21.06	$17.95	$25.00
Total Return(b):	(13.63)%	11.05%	19.00%	3.70%	4.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$139,136	$162,502	$164,019	$152,186	$150,536
Average net assets (000)	$143,139	$165,270	$159,240	$145,703	$152,743
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.27%	1.26%	1.21%	1.23%	1.22%
Expenses before waivers and/or expense reimbursement	1.53%	1.52%	1.47%	1.49%	1.48%
Net investment income (loss)	1.16%	1.04%	1.03%	1.42%	0.99%
Portfolio turnover rate(e)	80%	70%	95%	72%	111%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended July 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.95	$21.32	$18.14	$25.22	$26.73
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.34	0.31	0.37	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.18)	2.02	3.27	(0.08)	0.92
Total from investment operations	(2.88)	2.36	3.58	0.29	1.31
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.37)	(0.35)	(0.62)	(0.28)
Distributions from net realized gains	(1.27)	(2.36)	(0.05)	(6.75)	(2.54)
Total dividends and distributions	(1.61)	(2.73)	(0.40)	(7.37)	(2.82)
Net asset value, end of year	$16.46	$20.95	$21.32	$18.14	$25.22
Total Return(b):	(13.11)%	11.65%	19.66%	4.20%	4.79%

Ratios/Supplemental Data:
Net assets, end of year (000)	$622,093	$824,748	$981,061	$829,360	$1,077,790
Average net assets (000)	$698,954	$862,416	$940,720	$811,529	$1,828,713
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.69%	0.69%	0.71%	0.73%	0.72%
Expenses before waivers and/or expense reimbursement	0.70%	0.70%	0.72%	0.74%	0.72%
Net investment income (loss)	1.72%	1.62%	1.51%	1.93%	1.48%
Portfolio turnover rate(e)	80%	70%	95%	72%	111%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	51

Financial Highlights (continued)

Class R2 Shares
	Year Ended July 31, 2019	December 28, 2017(a) through July 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.91	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.18)	0.38
Total from investment operations	(2.95)	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	-
Distributions from net realized gains	(1.27)	-
Total dividends and distributions	(1.53)	-
Net asset value, end of period	$16.43	$20.91
Total Return(c):	(13.54)%	2.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$375	$18
Average net assets (000)	$184	$14
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.14%	1.14%	(e)
Expenses before waivers and/or expense reimbursement	8.15%	187.96%	(e)
Net investment income (loss)	1.35%	0.72%	(e)
Portfolio turnover rate(f)	80%	70%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class R4 Shares
	Year Ended July 31, 2019	December 28, 2017(a) through July 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.94	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.18)	0.39
Total from investment operations	(2.91)	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	-
Distributions from net realized gains	(1.27)	-
Total dividends and distributions	(1.57)	-
Net asset value, end of period	$16.46	$20.94
Total Return(c):	(13.31)%	2.45%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9	$10
Average net assets (000)	$9	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	(e)
Expenses before waivers and/or expense reimbursement	140.80%	270.32%	(e)
Net investment income (loss)	1.51%	0.95%	(e)
Portfolio turnover rate(f)	80%	70%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	53

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,				September 25, 2014(a) through July 31, 2015
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.97	$21.34	$18.15	$25.23	$26.68
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.34	0.32	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.19)	2.04	3.28	(0.05)	1.01
Total from investment operations	(2.88)	2.38	3.60	0.31	1.37
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.39)	(0.36)	(0.64)	(0.28)
Distributions from net realized gains	(1.27)	(2.36)	(0.05)	(6.75)	(2.54)
Total dividends and distributions	(1.62)	(2.75)	(0.41)	(7.39)	(2.82)
Net asset value, end of period	$16.47	$20.97	$21.34	$18.15	$25.23
Total Return(c):	(13.09)%	11.72%	19.77%	4.29%	5.04%

Ratios/Supplemental Data:
Net assets, end of period (000)	$351,429	$414,892	$268,695	$231,801	$121,283
Average net assets (000)	$372,557	$361,244	$263,763	$187,644	$36,516
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.64%	0.66%	0.70%	(f)
Expenses before waivers and/or expense reimbursement	0.63%	0.63%	0.64%	0.66%	0.70%	(f)
Net investment income (loss)	1.78%	1.64%	1.58%	1.96%	1.67%	(f)
Portfolio turnover rate(g)	80%	70%	95%	72%	111%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM QMA Small-Cap Value Fund and Board of Trustees

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Small-Cap Value Fund, a series of The Target Portfolio Trust (the Fund), including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 19, 2019

PGIM QMA Small-Cap Value Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Small-Cap Value Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 8/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Small-Cap Value Fund (the “Fund”)1 consists of eleven individuals, nine2 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as

[1]	PGIM QMA Small-Cap Value Fund is a series of The Target Portfolio Trust.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance was attributable to its deep value investment style and its overweight to deep value stocks relative to the benchmark index and Peer Universe, at a time when the market environment heavily favored growth stocks.

•

The Board also considered that, when it evaluated performance in the prior year, as of December 31, 2017, the Fund ranked in the second quartile of its Peer Universe over the three- and five-year periods and ranked in the first quartile over the ten-year period, and outperformed its benchmark index over the three-, five- and ten-year periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual waiver of up to 0.01% to the extent that the Fund’s annual operating expenses and acquired fund fees and expenses (exclusive of certain fees and expenses) exceed 0.68% through November 30, 2019.

•

The Board and PGIM Investments also agreed to continue the Fund’s existing expense cap which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual fund operating expenses to exceed 1.14% for Class R2 shares and 0.89% for Class R4 shares through November 30, 2019.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Small-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Small-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA SMALL-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	TSVAX	TRACX	TSVRX	TASVX	PSVDX	PSVKX	TSVQX
CUSIP	875921785	875921710	875921843	875921306	875921611	875921595	875921777

MF232 E

PGIM CORE BOND FUND

ANNUAL REPORT

JULY 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return

Highlights

•	Sector allocation was a strong contributor to the Fund’s performance, highlighted by overweights to commercial mortgage-backed securities and collateralized loan obligations.

•	Security selection within investment-grade corporate bonds, asset-backed securities, mortgage-backed securities, and non-agency residential mortgage-backed securities added to returns.

•	Security selection in US Treasury securities and interest rate swaps limited results.

•	The Fund’s tactical duration positioning detracted from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM Core Bond Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Core Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates on the last day of the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Core Bond Fund

September 16, 2019

PGIM Core Bond Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	4.39	N/A	N/A	1.98 (2/17/15)
Class C	6.09	N/A	N/A	1.99 (2/17/15)
Class R	7.63	N/A	N/A	2.49 (2/17/15)
Class Z	8.17	2.65	3.60	—
Class R6	8.12	N/A	N/A	3.04 (2/17/15)
Bloomberg Barclays US Aggregate Bond Index
	8.08	3.05	3.75	—
Lipper Core Bond Funds Average
	7.52	2.72	3.99	—

	Average Annual Total Returns as of 7/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.90	N/A	N/A	2.74 (2/17/15)
Class C	7.09	N/A	N/A	1.99 (2/17/15)
Class R	7.63	N/A	N/A	2.49 (2/17/15)
Class Z	8.17	2.65	3.60	—
Class R6	8.12	N/A	N/A	3.04 (2/17/15)
Bloomberg Barclays US Aggregate Bond Index
	8.08	3.05	3.75	—
Lipper Core Bond Funds Average
	7.52	2.72	3.99	—

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2009) and the account values at the end of the current fiscal year (July 31, 2019), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, and Class R6 shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Core Bond Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)

For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase. For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase

		1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6 shares is 2.68%.

Lipper Core Bond Funds Average—Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as

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high yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6 shares is 2.48%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 7/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.29	2.28	2.15
Class C	0.21	1.64	1.78
Class R	0.26	2.13	85.55
Class Z	0.31	2.68	2.51
Class R6	0.32	2.73	2.62

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 7/31/19 (%)
AAA	63.4
AA	6.4
A	14.7
BBB	12.2
BB	0.1
Not Rated	1.3
Cash Equivalents	1.9
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Core Bond Fund	9

Strategy and Performance Overview

How did the Fund perform?

The PGIM Core Bond Fund’s Class Z shares returned 8.17% in the 12-month reporting period that ended July 31, 2019, outperforming the 8.08% return of the Bloomberg Barclays US Aggregate Bond Index (the Index) and the 7.52% return of the Lipper Core Bond Funds Average.

What were market conditions?

•

2018 was an inhospitable year for financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. Over the course of the year, the bond market was buffeted alternately—and at times jointly—by rising government yields and widening credit spreads. Some of the initial spread widening could easily be chalked up to normalizing (i.e., in early 2018, spreads may have gotten ahead of fundamentals and were generally too tight). But investor anxiety soon rose, taking spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the year.

•

After the tumult of the fourth quarter of 2018, investors deserved a less challenging first quarter of 2019, and they got it. The trend of falling interest rates and rising economic concerns from the fourth quarter continued. But risk assets, such as stocks and non-government fixed income spread products, pulled out of their nose dives with strong performances. Although most central bankers thought they’d be well on their way toward normalizing policy (i.e., ending quantitative easing and raising short-term interest rates) by now, the global economy had other plans. Instead, central bankers ran into the reality of slowing growth and stubborn or chronic levels of below-target inflation. The good news—and presumably the difference between fourth-quarter risk-off sentiment and first-quarter risk-on sentiment—was that the central banks had recognized the need to either stop tightening (the Federal Reserve), introduce lending programs (the European Central Bank), or at least let the markets know they’re thinking about easing even though they really had no good options (the Bank of Japan). The rallies in G10 bond markets were spectacular, as much for their magnitude as for their incredibly low yields. (The G10, or Group of Ten, are actually 11 industrialized nations that include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK, and the US.) The US 10-year Treasury rallied, with its yield dropping down to the federal funds rate, completely flattening the yield curve. The bond rally was hardly limited to the Group of 3 (Japan, Germany, and the US). Its breadth also included the vast majority of developed markets and many emerging market rate complexes. And yet, despite the low-rate environment, economic growth in many, if not most, of these countries remained subpar; and inflation generally remained solidly contained, often at below-target levels.

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•

While record highs on major equity indices made for good headlines, several fixed income sectors posted year-to-date returns through the second quarter of 2019 that were impressive in their own right. Fueled by a collapse in developed market interest rates in the second quarter, long-maturity US corporate bonds, emerging markets hard-currency debt, long-maturity US Treasuries, and US high-yield corporate bonds generated double-digit gains in the first half of 2019. While US-China trade tensions led to a pronounced hiccup in the risk markets in May, they recovered by quarter end, leaving returns for equities and riskier fixed income sectors in positive territory and even stronger year-to-date performance, thanks to a banner first quarter. These strong returns certainly belied what many observers considered to be low levels of yields and spreads at the beginning of the year.

•

Financial markets continued to post solid gains in July 2019, in large part buoyed by anticipated further global monetary easing. However, the third quarter started off on a weak note, especially as trade and manufacturing continued to slide as the persistent trade-war uncertainties took their toll. In July, US Treasury yields rose and the curve flattened as markets shifted toward expectations for a 25 basis point (bp) cut in the federal funds rate at the July Federal Open Market Committee (FOMC) meeting. (One basis point equals 0.01%.) Mixed messages from Fed members about the potential for a 50 bp cut contributed to volatility in front-end interest rates during the month. The 2-year and 10-year US Treasuries rose 12 bps and 1 bp, respectively. The Fed subsequently cut interest rates by 25 bps at its July 31 meeting, the first cut in 10 years. Fed Chairman Jerome Powell’s post-FOMC press conference comments highlighting the cut as a “mid-cycle adjustment” rather than the start of an easing cycle contributed to the flattening in the Treasury yield curve.

What worked?

•	Sector allocation was a strong contributor to the Fund’s performance, highlighted by overweights to commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs).

•	Security selection within investment-grade corporate bonds, asset-backed securities (ABS), mortgage-backed securities, and non-agency residential mortgage-backed securities added to returns.

•	Within corporate bonds, positioning in the banking, foreign non-corporate, and technology sectors was positive.

•	In individual security selection, the Fund benefited from overweights to Citigroup Inc., Bank of America Corp., and Exelon Corp.

•	The Fund’s yield curve positioning added to performance during the period.

PGIM Core Bond Fund	11

Strategy and Performance Overview (continued)

What didn’t work?

•	Security selection in US Treasuries and interest rate swaps limited results.

•	The Fund’s tactical duration positioning detracted from performance. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•	The Fund’s positioning in the automotive, upstream energy, and life insurance sectors detracted from performance.

•

In individual security selection, the Fund’s overweight positions in Petroleos Mexicanos (foreign non-corporate), Ford Motor Co. (automotive), and Allergan (healthcare & pharmaceutical) detracted from returns.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.

Current outlook

•

The Fund’s active duration positioning ranged from –0.45 years short to +0.26 years long, as PGIM Fixed Income tactically traded duration during the reporting period. The Fund’s duration positioning at the end of the period was +0.15 years long.

•

PGIM Fixed Income maintains a positive view of fundamentals in credit sectors, and the Fund was overweight in structured products (CMBS, CLOs, and ABS), emerging markets debt, and investment-grade corporate bonds when the period ended.

•

Within structured products, PGIM Fixed Income remains biased toward the top of the capital structure, which offers high risk-adjusted spreads for fundamentally remote credit risk. PGIM Fixed Income generally holds a negative view on lower-quality structured products that are subordinate in the capital structure.

•

Within investment-grade corporate bonds, the Fund was overweight lower-quality, shorter-term maturities and underweight higher quality, longer-term maturities. PGIM Fixed Income is searching for value in BBB-rated issuers that are poised to deleverage (select healthcare, telecommunication, and pipeline companies) and is finding value in select post-“event” issues.

•	At the end of the period, the Fund’s underweight positions included US Treasury securities and mortgage-backed securities.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM Core Bond Fund	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Core Bond Fund		Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,054.30	0.70%	$3.57
	Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51
Class C	Actual	$1,000.00	$1,050.30	1.45%	$7.37
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25
Class R	Actual	$1,000.00	$1,052.90	0.95%	$4.84
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76
Class Z	Actual	$1,000.00	$1,055.60	0.44%	$2.24
	Hypothetical	$1,000.00	$1,022.61	0.44%	$2.21
Class R6	Actual	$1,000.00	$1,055.90	0.39%	$1.99
	Hypothetical	$1,000.00	$1,022.86	0.39%	$1.96

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2019, and divided by 365 days in the Fund’s fiscal year ended July 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.7%

ASSET-BACKED SECURITIES 19.3%

Automobiles 5.2%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C	3.500%	01/18/24	500	$512,223
Series 2019-01, Class B	3.130	02/18/25	300	303,869
Series 2019-01, Class C	3.360	02/18/25	400	408,117
Series 2019-02, Class C	2.740	04/18/25	700	700,239
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-02A, Class A, 144A	2.630	12/20/21	300	300,110
Series 2016-01A, Class A, 144A	2.990	06/20/22	900	906,186
Series 2018-01A, Class A, 144A	3.700	09/20/24	1,100	1,146,588
Series 2018-02A, Class A, 144A	4.000	03/20/25	500	527,090
Series 2019-02A, Class A, 144A	3.350	09/22/25	1,100	1,132,500
Drive Auto Receivables Trust,
Series 2018-01, Class B	2.880	02/15/22	75	75,190
Series 2019-03, Class B	2.650	02/15/24	500	501,189
Enterprise Fleet Financing LLC, Series 2016-02, Class A2, 144A	1.740	02/22/22	8	7,477
Ford Credit Auto Owner Trust,
Series 2017-01, Class A, 144A	2.620	08/15/28	1,500	1,511,694
Series 2017-02, Class A, 144A	2.360	03/15/29	1,600	1,598,836
Series 2018-01, Class A, 144A	3.190	07/15/31	400	411,422
Series 2018-02, Class A, 144A	3.470	01/15/30	1,100	1,143,287
Series 2019-01, Class A, 144A	3.520	07/15/30	2,000	2,076,377
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A	2.480	09/15/24	1,200	1,207,042
Series 2018-02, Class A	3.170	03/15/25	4,000	4,122,788
Series 2019-02, Class A	3.060	04/15/26	500	514,837
GM Financial Consumer Automobile Receivables Trust, Series 2018-04, Class C	3.620	06/17/24	200	205,239
GMF Floorplan Owner Revolving Trust, Series 2019-02, Class A, 144A	2.900	04/15/26	2,000	2,035,342
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class B, 144A	2.550	11/14/23	1,600	1,599,785
Series 2017-02A, Class C, 144A	2.820	07/15/24	400	399,979
Series 2018-01A, Class A, 144A	3.430	12/16/24	1,800	1,826,858
Series 2019-01A, Class A, 144A	3.630	09/14/27	1,900	1,957,952
Santander Drive Auto Receivables Trust,
Series 2018-02, Class C	3.350	07/17/23	430	433,153
Series 2018-05, Class C	3.810	12/16/24	800	813,036
Series 2019-02, Class C	2.900	10/15/24	1,300	1,307,844

See Notes to Financial Statements.

PGIM Core Bond Fund	15

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)
Toyota Auto Loan Extended Note Trust, Series 2019-01A, Class A, 144A	2.560%		11/25/31	2,200	$2,221,752

					31,908,001

Collateralized Loan Obligations 8.7%
ALM Ltd. (Cayman Islands), Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490%	3.793	(c)	10/15/28	250	250,483
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270%	3.573	(c)	07/15/30	750	749,195
Series 2019-11A, Class A, 144A	—	(p)	07/22/32	1,500	1,500,000
Apidos CLO XXIII (Cayman Islands), Series 2015-23A, Class A1R, 144A, 3 Month LIBOR + 0.820%	3.123	(c)	01/15/27	1,250	1,243,437
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.583	(c)	07/15/29	250	249,622
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260%	3.582	(c)	07/16/29	750	747,868
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300%	3.622	(c)	01/16/30	250	249,564
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350%	3.653	(c)	10/15/28	1,500	1,499,477
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040%	3.343	(c)	07/17/28	1,250	1,244,152
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340%	3.640	(c)	07/18/30	250	249,854
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.553	(c)	10/15/30	500	498,944
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330%	3.633	(c)	04/13/27	455	455,234
Canyon Capital CLO Ltd. (Cayman Islands), Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250%	3.553	(c)	04/15/29	750	747,554

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320%	3.598	%(c)	01/20/32	1,500	$1,500,043
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230%	3.508	(c)	04/20/31	750	747,428
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020%	3.298	(c)	04/20/31	1,000	990,582
CIFC Funding Ltd. (Cayman Islands), Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200%	3.503	(c)	10/17/31	1,000	994,699
Elevation CLO Ltd. (Cayman Islands),
Series 2014-03A, Class AR, 144A, 3 Month LIBOR + 1.180%	3.483	(c)	10/15/26	334	334,246
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220%	3.523	(c)	07/15/30	750	747,733
Greywolf CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.297	(c)	04/26/31	1,000	984,106
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000%	3.565	(c)	02/05/31	250	247,664
HPS Loan Management Ltd. (Cayman Islands), Series 15A-19, Class A1, 144A	—	(p)	07/22/32	1,250	1,250,000
ICG US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.539	(c)	10/23/29	500	498,548
Jamestown CLO Ltd. (Cayman Islands), Series 2016-09A, Class A1B, 144A, 3 Month LIBOR + 1.500%	3.778	(c)	10/20/28	250	249,838
KKR CLO Ltd. (Cayman Islands), Series 11, Class AR, 144A, 3 Month LIBOR + 1.180%	3.483	(c)	01/15/31	500	496,334
Limerock CLO LLC (Cayman Islands), Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.200%	3.478	(c)	10/20/26	404	403,367
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.398	(c)	04/21/31	1,000	988,514
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.670	(c)	02/20/31	1,500	1,490,766

See Notes to Financial Statements.

PGIM Core Bond Fund	17

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
MidOcean Credit CLO (Cayman Islands), (cont’d.)
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.428	%(c)	07/20/31	1,250	$1,236,744
Mountain View CLO LLC (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210%	3.532	(c)	01/16/31	1,250	1,239,476
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250%	3.590	(c)	10/12/30	500	497,705
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.423	(c)	07/15/31	2,000	1,976,725
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850%	3.153	(c)	01/15/28	1,000	995,980
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	3.563	(c)	07/15/30	250	250,002
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330%	3.627	(c)	07/20/32	2,500	2,500,216
OZLM Funding Ltd. (Cayman Islands), Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.528	(c)	10/22/30	1,000	993,633
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.516	(c)	10/30/30	500	499,446
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	3.768	(c)	01/20/29	750	749,486
Series 2019-24A, Class A1A, 144A	—	(p)	07/20/32	1,250	1,250,000
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130%	3.433	(c)	01/17/31	1,000	994,069
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	3.548	(c)	07/20/30	500	499,479
Romark CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.308	(c)	04/20/31	1,000	988,327
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175%	3.451	(c)	07/25/31	250	247,648
Silvermore CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.170%	3.688	(c)	05/15/26	339	339,745

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%	3.337	%(c)	01/26/31	1,000	$991,417
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290%	3.568	(c)	10/20/28	250	249,982
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280%	3.556	(c)	07/25/30	500	499,341
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370%	3.648	(c)	01/20/32	3,250	3,258,551
Telos CLO Ltd. (Cayman Islands), Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.543	(c)	01/17/30	1,000	996,539
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230%	3.533	(c)	07/15/29	250	249,774
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140%	3.418	(c)	01/20/31	1,000	992,649
Trimaran Cavu Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460%	3.927	(c)	07/20/32	1,250	1,250,659
Trinitas CLO Ltd. (Cayman Islands), Series 2017-06A, Class A, 144A, 3 Month LIBOR + 1.320%	3.596	(c)	07/25/29	500	500,194
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	3.513	(c)	10/15/30	750	747,855
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900%	3.200	(c)	01/18/29	1,000	993,764
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%	3.348	(c)	01/20/31	1,000	992,962
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320%	3.598	(c)	04/20/29	250	249,765
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100%	3.403	(c)	07/17/31	2,500	2,467,178
York CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.428	(c)	01/22/31	500	496,687
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%	3.673	(c)	07/15/29	250	250,606

See Notes to Financial Statements.

PGIM Core Bond Fund	19

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290%	3.593	%(c)	04/15/30	250	$251,002
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950%	3.253	(c)	04/15/29	750	742,173

					53,049,031

Consumer Loans 0.5%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800%	3.125	(c)	09/14/32	900	901,331
Series 2018-01A, Class A, 144A	3.300		03/14/29	260	262,716
Oportun Funding LLC,
Series 2018-C, Class A, 144A	4.100		10/08/24	500	510,742
Series 2018-D, Class A, 144A	4.150		12/09/24	400	409,612
Springleaf Funding Trust,
Series 2016-AA, Class A, 144A	2.900		11/15/29	375	375,632
Series 2017-AA, Class A, 144A	2.680		07/15/30	700	699,335

					3,159,368

Credit Cards 0.4%
Citibank Credit Card Issuance Trust, Series 2018-A07, Class A7	3.960		10/13/30	2,200	2,440,752

Equipment 0.6%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A	2.410		08/16/24	600	600,758
Series 2017-B, Class A4, 144A	2.410		11/15/24	500	501,847
Series 2017-B, Class A5, 144A	2.720		06/15/40	800	811,739
Series 2018-A, Class A4, 144A	3.390		01/10/25	500	511,969
Series 2018-A, Class A5, 144A	3.610		03/10/42	200	208,641
Series 2019-A, Class A5, 144A	3.080		11/12/41	800	816,285

					3,451,239

Home Equity Loans 0.2%
Option One Mortgage Loan Trust, Series 2005-03, Class M2, 1 Month LIBOR + 0.735%	3.001	(c)	08/25/35	1,322	1,324,123

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Other 0.4%
Park Avenue Funding Trust, Series 2019-02, Class PT, 144A^	—	%(p)	11/27/20	1,120	$1,120,000
Sierra Timeshare Receivables Funding LLC, Series 2019-02A, Class A, 144A	2.590		05/20/36	1,200	1,200,782

					2,320,782

Residential Mortgage-Backed Securities 1.4%
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.552	(c)	12/26/46	502	503,932
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58	363	365,786
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59	185	187,022
Series 2019-GS02, Class A1, 144A	3.750		01/25/59	380	382,857
Series 2019-GS03, Class A1, 144A	3.750		04/25/59	194	196,518
Series 2019-GS04, Class A1, 144A	3.438		05/25/59	591	593,375
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54	267	267,485
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750	(cc)	01/25/61	509	509,670
Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62	655	662,171
RAAC Series Trust, Series 2007-SP3, Class A1, 1 Month LIBOR + 1.200%	3.466	(c)	09/25/47	170	170,738
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57	1,108	1,107,862
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600%	2.866	(c)	02/25/57	837	834,746
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57	807	808,033
Series 2018-01, Class A1, 144A	3.000	(cc)	01/25/58	928	931,976
Series 2018-02, Class A1, 144A	3.250	(cc)	03/25/58	937	947,731
Series 2018-05, Class A1, 144A	3.250	(cc)	07/25/58	269	272,703

					8,742,605

Student Loans 1.9%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680		09/25/42	702	699,828
Series 2018-AGS, Class A1, 144A	3.210		02/25/44	509	515,198
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810		11/25/42	563	567,375
Series 2018-B, Class A2FX, 144A	3.540		05/26/43	900	928,661
Series 2019-A, Class A2FX, 144A	2.730		10/25/48	500	500,185

See Notes to Financial Statements.

PGIM Core Bond Fund	21

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190%	02/18/42	1,300	$1,315,500
Series 2018-CA, Class A2, 144A	3.520	06/16/42	600	613,748
Series 2019-CA, Class A2, 144A	3.130	02/15/68	800	816,238
Series 2019-EA, Class A2A, 144A	2.640	05/15/68	800	798,895
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A	2.840	01/25/41	1,600	1,611,419
Series 2019-A, Class A2FX, 144A	3.690	06/15/48	1,300	1,360,012
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A	2.640	08/25/47	477	477,428
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	1,000	1,025,955

				11,230,442

TOTAL ASSET-BACKED SECURITIES (cost $116,684,172)				117,626,343

COMMERCIAL MORTGAGE-BACKED SECURITIES 16.7%
Assurant Commercial Mortgage Trust, Series 2016-01A, Class AS, 144A	3.172	05/15/49	300	300,399
BBCMS Mortgage Trust, Series 2016-ETC, Class A, 144A	2.937	08/14/36	500	502,367
Benchmark Mortgage Trust,
Series 2018-B01, Class A4	3.402	01/15/51	2,000	2,101,432
Series 2018-B03, Class A4	3.761	04/10/51	1,500	1,620,731
Series 2019-B10, Class A3	3.455	03/15/62	2,500	2,641,821
CD Mortgage Trust, Series 2016-CD01, Class A3	2.459	08/10/49	500	497,213
CFCRE Commercial Mortgage Trust, Series 2016-C07, Class A2	3.585	12/10/54	2,000	2,119,703
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878	02/10/48	1,100	1,122,781
Series 2016-C03, Class A3	2.896	11/15/49	900	917,707
Series 2017-P08, Class A3	3.203	09/15/50	1,700	1,771,768
Commercial Mortgage Trust,
Series 2015-PC01, Class A4	3.620	07/10/50	3,200	3,363,718
Series 2016-COR01, Class A3	2.826	10/10/49	800	809,189
CSAIL Commercial Mortgage Trust, Series 2017-C08, Class A3	3.127	06/15/50	1,200	1,232,649
DBJPM Mortgage Trust, Series 2016-C03, Class A4	2.632	08/10/49	650	651,703
Fannie Mae-Aces,
Series 2015-M07, Class AB2	2.502	12/25/24	124	126,654

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae-Aces, (cont’d.)
Series 2016-M07, Class AB2	2.385%		09/25/26	200	$199,509
Series 2016-M11, Class A2	2.369	(cc)	07/25/26	1,200	1,194,017
Series 2016-M13, Class A2	2.481	(cc)	09/25/26	1,900	1,907,598
Series 2017-M01, Class A2	2.415	(cc)	10/25/26	500	501,170
Series 2017-M04, Class A2	2.586	(cc)	12/25/26	2,500	2,523,500
Series 2017-M08, Class A2	3.061	(cc)	05/25/27	1,900	1,975,123
Series 2018-M04, Class A2	3.043	(cc)	03/25/28	1,325	1,386,023
Series 2018-M10, Class A1	3.385	(cc)	07/25/28	698	741,021
Series 2018-M10, Class A2	3.385	(cc)	07/25/28	2,650	2,833,020
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class AM	2.624		08/25/26	1,650	1,672,420
Series K068, Class AM	3.315		08/25/27	1,500	1,589,500
Series K069, Class AM	3.248	(cc)	09/25/27	300	315,192
Series K070, Class A2	3.303	(cc)	11/25/27	2,125	2,260,916
Series K070, Class AM	3.364		12/25/27	425	452,424
Series K074, Class A2	3.600		01/25/28	3,600	3,907,381
Series K075, Class AM	3.650	(cc)	02/25/28	1,075	1,163,153
Series K076, Class A2	3.900		04/25/28	2,800	3,102,762
Series K076, Class AM	3.900		04/25/28	800	881,298
Series K077, Class A2	3.850	(cc)	05/25/28	1,670	1,846,843
Series K077, Class AM	3.850	(cc)	05/25/28	340	374,309
Series K078, Class AM	3.920		06/25/28	1,025	1,130,378
Series K079, Class AM	3.930		06/25/28	1,350	1,493,371
Series K080, Class AM	3.986	(cc)	07/25/28	2,500	2,774,352
Series K081, Class AM	3.900	(cc)	08/25/28	1,100	1,214,781
Series K086, Class A2	3.859	(cc)	11/25/28	1,200	1,331,395
Series K086, Class AM	3.919	(cc)	12/25/28	350	388,367
Series K087, Class AM	3.832	(cc)	12/25/28	450	495,997
Series K091, Class AM	3.566		03/25/29	2,000	2,168,236
Series K157, Class A2	3.990	(cc)	05/25/33	800	899,290
Series KC03, Class A2	3.499		01/25/26	1,350	1,426,942
Series W5FX, Class AFX	3.214	(cc)	04/25/28	770	807,205
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3	3.119		05/10/50	1,000	1,032,568
Series 2015-GC34, Class A3	3.244		10/10/48	4,400	4,574,957
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920		02/15/48	1,100	1,123,733
JPMDB Commercial Mortgage Securities Trust, Series 2017-C05, Class A4	3.414		03/15/50	1,400	1,471,179
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559		08/15/49	1,000	1,001,901
Series 2016-JP03, Class A4	2.627		08/15/49	700	702,481
Series 2017-JP05, Class A4	3.457		03/15/50	900	949,197

See Notes to Financial Statements.

PGIM Core Bond Fund	23

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust, (cont’d.)
Series 2017-JP07, Class ASB	3.241%	09/15/50	575	$595,743
LCCM, Series 2017-LC26, Class A3, 144A	3.289	07/12/50	1,600	1,645,555
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A2	2.790	02/15/48	709	708,506
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	900	911,311
Series 2016-UB11, Class A3	2.531	08/15/49	1,200	1,193,403
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264	08/15/50	800	829,789
Series 2017-C03, Class ASB	3.215	08/15/50	900	936,467
Series 2017-C05, Class A4	3.212	11/15/50	1,800	1,867,566
Series 2018-C09, Class A3	3.854	03/15/51	750	814,050
Series 2018-C14, Class A3	4.180	12/15/51	1,400	1,557,506
UBS-Barclays Commercial Mortgage Trust, Series 2013-C06, Class A4	3.244	04/10/46	101	103,957
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2	2.399	08/15/49	1,200	1,186,374
Series 2016-C35, Class A3	2.674	07/15/48	1,900	1,910,702
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,508,672
Series 2017-C38, Class A4	3.190	07/15/50	1,000	1,035,860
Series 2017-RB01, Class A4	3.374	03/15/50	1,400	1,469,798
Series 2018-C46, Class A3	3.888	08/15/51	2,000	2,172,545
Series 2019-C49, Class A3	3.749	03/15/52	3,000	3,192,013
Series 2019-C50, Class A4	3.466	05/15/52	2,500	2,643,038

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $97,335,033)				101,876,199

CORPORATE BONDS 28.4%

Aerospace & Defense 0.6%
Boeing Co. (The), Sr. Unsec’d. Notes	3.750	02/01/50	830	834,770
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050	06/15/25	421	456,263
Embraer Overseas Ltd. (Brazil), Gtd. Notes, 144A	5.696	09/16/23	375	410,629
General Dynamics Corp.,
Gtd. Notes	2.875	05/11/20	645	648,634
Gtd. Notes	3.000	05/11/21	770	781,916

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
L3Harris Technologies, Inc., Sr. Unsec’d. Notes	3.832%		04/27/25	30	$31,650
United Technologies Corp., Sr. Unsec’d. Notes	4.125		11/16/28	450	497,290

					3,661,152

Agriculture 0.3%
Altria Group, Inc., Gtd. Notes	2.850		08/09/22	100	100,765
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.297		08/14/20	690	688,359
Gtd. Notes	3.222		08/15/24	890	897,236

					1,686,360

Airlines 0.3%
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950		07/15/24	144	151,102
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375		11/01/28	84	86,290
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750		06/17/21	99	100,180
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	2.875		03/13/20	285	285,047
Sr. Unsec’d. Notes	3.400		04/19/21	665	671,664
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates, Series AA	2.875		04/07/30	368	366,662

					1,660,945

Auto Manufacturers 1.0%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A	2.250		09/15/23	645	641,350
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.750	(c)	04/12/21	60	60,087
Gtd. Notes, 144A	3.100		04/12/21	80	80,785
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	2.250		03/02/20	295	294,601
Gtd. Notes, 144A	3.100		05/04/20	295	296,077
Gtd. Notes, 144A	3.350		05/04/21	495	501,374
Ford Motor Co., Sr. Unsec’d. Notes	5.291		12/08/46	285	263,849

See Notes to Financial Statements.

PGIM Core Bond Fund	25

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.336%		03/18/21	515	$517,687
Sr. Unsec’d. Notes	3.350		11/01/22	1,390	1,388,598
General Motors Financial Co., Inc.,
Gtd. Notes	3.150		01/15/20	550	550,823
Gtd. Notes, 3 Month LIBOR + 0.850%	3.161	(c)	04/09/21	130	130,115
Gtd. Notes	3.450		04/10/22	180	182,304
Gtd. Notes	3.550		04/09/21	95	96,328
Gtd. Notes	3.850		01/05/28	490	482,875
Gtd. Notes	4.350		01/17/27	180	184,347
Gtd. Notes	5.250		03/01/26	375	404,502
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.150		02/26/20	175	174,416

					6,250,118

Banks 8.0%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848		04/12/23	200	207,402
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28	1,595	1,663,589
Sr. Unsec’d. Notes, MTN	3.499	(ff)	05/17/22	1,480	1,505,699
Sr. Unsec’d. Notes, MTN	3.824	(ff)	01/20/28	870	921,876
Sr. Unsec’d. Notes, MTN	3.974	(ff)	02/07/30	1,070	1,146,534
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	200	213,481
Sr. Unsec’d. Notes, MTN	4.271	(ff)	07/23/29	320	349,634
Sr. Unsec’d. Notes, MTN	4.330	(ff)	03/15/50	1,555	1,765,170
Sub. Notes, MTN	4.000		01/22/25	800	839,717
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN	2.900		03/26/22	435	440,713
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.950		01/29/23	450	458,718
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.684		01/10/23	480	485,120
Sr. Unsec’d. Notes	3.932	(ff)	05/07/25	1,300	1,313,379
Sr. Unsec’d. Notes	4.375		01/12/26	200	206,550
Sr. Unsec’d. Notes, MTN	4.972	(ff)	05/16/29	400	424,921
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	3.375		01/09/25	710	721,884
Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22	435	438,589
BPCE SA (France), Sr. Unsec’d. Notes, 144A, MTN	3.250		01/11/28	625	636,885

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	1,080	$1,073,556
Citibank NA, Sr. Unsec’d. Notes	3.050		05/01/20	1,750	1,757,852
Citigroup, Inc.,
Sr. Unsec’d. Notes	3.200		10/21/26	290	296,371
Sr. Unsec’d. Notes	3.400		05/01/26	350	362,323
Sr. Unsec’d. Notes	3.520	(ff)	10/27/28	180	185,787
Sr. Unsec’d. Notes	3.668	(ff)	07/24/28	490	511,265
Sr. Unsec’d. Notes	3.887	(ff)	01/10/28	670	708,213
Sub. Notes	4.450		09/29/27	840	905,658
Sub. Notes	4.600		03/09/26	945	1,020,930
Sub. Notes	4.750		05/18/46	460	522,262
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.869	(ff)	01/12/29	870	898,807
Sr. Unsec’d. Notes, 144A	4.282		01/09/28	350	370,261
Discover Bank, Sr. Unsec’d. Notes	4.200		08/08/23	250	264,932
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.272	(ff)	09/29/25	1,160	1,184,121
Sr. Unsec’d. Notes	3.500		01/23/25	75	77,517
Sr. Unsec’d. Notes(a)	3.625		02/20/24	680	705,822
Sr. Unsec’d. Notes	3.850		01/26/27	475	498,363
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29	155	166,945
Sr. Unsec’d. Notes, MTN	4.000		03/03/24	685	723,416
Sr. Unsec’d. Notes, Series D, MTN	6.000		06/15/20	215	221,577
Sub. Notes	4.250		10/21/25	250	265,962
Sub. Notes	5.150		05/22/45	335	388,239
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	3.120	(c)	05/18/21	655	655,815
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	3.550		04/09/24	200	207,002
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.550		03/01/21	100	100,278
Sr. Unsec’d. Notes	2.950		10/01/26	410	415,735
Sr. Unsec’d. Notes	3.125		01/23/25	315	322,894
Sr. Unsec’d. Notes	3.200		01/25/23	100	102,600
Sr. Unsec’d. Notes	3.200		06/15/26	230	237,186
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29	210	218,867
Sr. Unsec’d. Notes	3.625		05/13/24	875	919,829
Sr. Unsec’d. Notes	3.964	(ff)	11/15/48	355	380,273
Sr. Unsec’d. Notes	4.005	(ff)	04/23/29	835	900,294

See Notes to Financial Statements.

PGIM Core Bond Fund	27

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sub. Notes	3.875%		09/10/24	375	$393,612
Sub. Notes	4.250		10/01/27	375	408,594
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes	3.086	(ff)	04/26/21	2,000	2,009,364
KeyBank NA, Sr. Unsec’d. Notes	2.250		03/16/20	305	304,749
Lloyds Bank PLC (United Kingdom), Gtd. Notes	3.300		05/07/21	1,000	1,014,366
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.623		07/18/22	2,400	2,401,893
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	315	327,819
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29	760	796,685
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	470	497,538
Sr. Unsec’d. Notes, GMTN	4.000		07/23/25	455	484,968
Sr. Unsec’d. Notes, MTN	3.591	(ff)	07/22/28	310	321,980
Sr. Unsec’d. Notes, Series F, MTN	3.875		04/29/24	365	385,538
Sub. Notes, GMTN	4.350		09/08/26	800	857,843
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%	2.656	(c)	04/30/21	690	692,018
Sr. Unsec’d. Notes, GMTN	3.200		04/30/21	1,875	1,905,779
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.875		09/12/23	220	224,026
Sr. Unsec’d. Notes	4.445	(ff)	05/08/30	720	743,778
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.571		01/10/23	430	435,061
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.375		01/24/24	630	661,179
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes, 3 Month LIBOR + 0.350%	2.653	(c)	01/17/20	535	535,656
Gtd. Notes	2.450		01/16/20	250	250,071
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442		10/19/21	235	234,864
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700		01/27/22	350	351,563
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	1.875		09/07/21	465	460,299

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A	2.859	%(ff)	08/15/23	570	$572,880
Gtd. Notes, 144A	3.000		04/15/21	345	347,803

					48,930,739

Beverages 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.700		02/01/36	180	200,578
Constellation Brands, Inc., Gtd. Notes	4.650		11/15/28	450	504,094
Keurig Dr. Pepper, Inc., Gtd. Notes	3.551		05/25/21	370	376,848

					1,081,520

Biotechnology 0.1%
Celgene Corp.,
Sr. Unsec’d. Notes	3.250		08/15/22	125	128,143
Sr. Unsec’d. Notes	4.350		11/15/47	475	528,364
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.500		09/01/23	220	221,008

					877,515

Building Materials 0.2%
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250		12/15/47	395	372,606
Vulcan Materials Co., Sr. Unsec’d. Notes	4.700		03/01/48	750	765,452

					1,138,058

Chemicals 0.7%
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500		07/19/22	1,375	1,383,530
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125		11/15/21	520	536,945
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700		01/15/20	172	172,079
Sr. Unsec’d. Notes	4.650		10/15/44	260	272,493

See Notes to Financial Statements.

PGIM Core Bond Fund	29

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	250	$263,644
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750	04/15/24	310	347,703
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35	40	40,167
Sr. Unsec’d. Notes	5.250	01/15/45	340	384,673
Sasol Financing USA LLC (South Africa), Gtd. Notes	5.875	03/27/24	200	214,308
SASOL Financing USA LLC (South Africa), Gtd. Notes	6.500	09/27/28	400	450,276

				4,065,818

Commercial Services 0.6%
Cintas Corp. No. 2, Gtd. Notes	2.900	04/01/22	385	389,840
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	580	583,591
Gtd. Notes, 144A	3.300	10/15/22	750	767,456
Gtd. Notes, 144A	4.500	02/15/45	75	79,302
Massachusetts Institute of Technology, Unsec’d. Notes	3.885	07/01/2116	700	757,689
President & Fellows of Harvard College, Unsec’d. Notes	3.300	07/15/56	160	161,979
University of Notre Dame du Lac, Unsec’d. Notes	3.394	02/15/48	365	377,561
University of Southern California, Unsec’d. Notes	3.028	10/01/39	310	306,914

				3,424,332

Computers 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes	3.450	02/09/45	85	85,516
Sr. Unsec’d. Notes	3.850	08/04/46	525	561,759

				647,275

Diversified Financial Services 0.6%
American Express Co., Sr. Unsec’d. Notes	3.375	05/17/21	1,400	1,424,684

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Capital One Financial Corp.,
Sr. Unsec’d. Notes	2.500%	05/12/20	700	$699,791
Sr. Unsec’d. Notes	3.450	04/30/21	370	375,448
Jefferies Group LLC, Sr. Unsec’d. Notes	6.450	06/08/27	150	172,130
Private Export Funding Corp., Sr. Unsec’d. Notes, 144A	2.650	02/16/21	630	635,046
Synchrony Financial, Sr. Unsec’d. Notes	2.700	02/03/20	495	494,901

				3,802,000

Electric 3.6%
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	4.250	09/15/48	830	932,785
Alabama Power Co., Sr. Unsec’d. Notes	2.800	04/01/25	75	75,164
Ameren Illinois Co., First Mortgage	3.700	12/01/47	625	654,215
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage, Series Z	2.400	09/01/26	190	187,230
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	40	41,607
First Mortgage	3.750	08/15/47	775	819,515
First Mortgage	4.000	03/01/48	115	126,951
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	40	44,179
Sr. Unsec’d. Notes, Series E	4.650	12/01/48	720	848,782
Consumers Energy Co., First Mortgage	3.250	08/15/46	155	151,464
Delmarva Power & Light Co., First Mortgage	4.150	05/15/45	60	66,222
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series A	4.600	03/15/49	365	412,435
Sr. Unsec’d. Notes, Series D	2.850	08/15/26	55	54,760
DTE Electric Co., General Ref. Mortgage, Series A	4.050	05/15/48	370	412,607
DTE Energy Co., Sr. Unsec’d. Notes	2.850	10/01/26	350	349,404
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	145	143,514
Sr. Unsec’d. Notes	3.950	08/15/47	185	190,443

See Notes to Financial Statements.

PGIM Core Bond Fund	31

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Duke Energy Florida LLC,
First Mortgage	3.200%	01/15/27	600	$623,634
First Mortgage	3.400	10/01/46	185	182,449
First Mortgage	4.200	07/15/48	205	230,270
Duke Energy Progress LLC, First Mortgage	3.700	10/15/46	75	77,562
Emera US Finance LP (Canada), Gtd. Notes	3.550	06/15/26	75	77,201
Enel Finance International NV (Italy),
Gtd. Notes, 144A	3.500	04/06/28	475	476,133
Gtd. Notes, 144A	3.625	05/25/27	230	233,450
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	260	270,518
Sr. Unsec’d. Notes	5.125	09/15/20	250	255,616
Entergy Louisiana LLC, Sec’d. Notes	4.000	03/15/33	170	188,762
Entergy Texas, Inc., First Mortgage	4.500	03/30/39	1,000	1,127,344
Eversource Energy, Sr. Unsec’d. Notes, Series M	3.300	01/15/28	335	343,757
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.200	10/01/19	375	376,652
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055	10/04/26	217	217,325
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A	9.375	01/28/20	420	434,091
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	245,700
MidAmerican Energy Co., First Mortgage	3.950	08/01/47	225	245,072
Monongahela Power Co., First Mortgage, 144A	4.100	04/15/24	851	908,221
Ohio Power Co., Sr. Unsec’d. Notes	4.150	04/01/48	250	279,520
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	2.950	04/01/25	60	61,331
PECO Energy Co., First Mortgage	4.800	10/15/43	120	141,071
Pennsylvania Electric Co., Sr. Unsec’d. Notes, 144A	3.600	06/01/29	1,435	1,489,534
PPL Capital Funding, Inc.,
Gtd. Notes	4.000	09/15/47	330	327,709
Gtd. Notes	5.000	03/15/44	170	192,239

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Public Service Co. of Colorado, First Mortgage	4.100%	06/15/48	235	$263,558
Public Service Electric & Gas Co.,
First Mortgage, MTN	2.250	09/15/26	370	359,828
First Mortgage, MTN	3.200	05/15/29	1,265	1,326,306
First Mortgage, MTN	3.600	12/01/47	95	98,467
First Mortgage, MTN	3.700	05/01/28	590	637,324
San Diego Gas & Electric Co., First Mortgage	4.150	05/15/48	420	449,942
Sempra Energy, Sr. Unsec’d. Notes	2.400	03/15/20	135	134,792
Southern Power Co., Sr. Unsec’d. Notes, Series D	1.950	12/15/19	430	429,126
Southwestern Electric Power Co., Sr. Unsec’d. Notes, Series K	2.750	10/01/26	675	668,614
Southwestern Public Service Co., First Mortgage	3.700	08/15/47	355	365,759
SP PowerAssets Ltd. (Singapore), Sr. Unsec’d. Notes, 144A, MTN	3.000	09/26/27	465	473,369
Union Electric Co., Sr. Sec’d. Notes	3.650	04/15/45	50	52,040
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	4.600	12/01/48	460	546,529
Sr. Unsec’d. Notes, Series A	3.500	03/15/27	535	565,039
Sr. Unsec’d. Notes, Series C	4.000	11/15/46	175	188,913
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes	3.050	10/15/27	535	548,267
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	3.350	12/01/26	510	528,559

				22,152,870

Electronics 0.2%
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125	06/15/21	275	277,419
Trimble, Inc., Sr. Unsec’d. Notes	4.150	06/15/23	770	801,643

				1,079,062

See Notes to Financial Statements.

PGIM Core Bond Fund	33

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875%	04/30/28	200	$192,752
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	199,252
Sr. Sec’d. Notes, 144A	5.500	07/31/47	200	198,700

				590,704

Foods 0.8%
Ahold Finance USA LLC (Netherlands), Gtd. Notes	6.875	05/01/29	280	350,312
J.M. Smucker Co. (The), Sr. Unsec’d. Notes	3.000	03/15/22	115	116,085
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	110	108,192
Gtd. Notes	3.375	06/15/21	605	612,704
Gtd. Notes	4.375	06/01/46	35	33,607
Gtd. Notes	5.000	07/15/35	75	79,640
Kroger Co. (The),
Sr. Unsec’d. Notes	3.300	01/15/21	285	288,422
Sr. Unsec’d. Notes	3.875	10/15/46	65	58,389
Mars, Inc., Gtd. Notes, 144A	3.950	04/01/49	580	631,027
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000	10/28/21	500	494,895
Mondelez International, Inc., Sr. Unsec’d. Notes	3.000	05/07/20	390	391,365
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	2.250	08/23/21	985	980,764
Sr. Unsec’d. Notes	5.100	09/28/48	710	811,022

				4,956,424

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Sr. Unsec’d. Notes, 144A	3.600	03/01/25	220	231,290
International Paper Co., Sr. Unsec’d. Notes	4.400	08/15/47	180	179,798

				411,088

Gas 0.2%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100	09/01/47	305	321,208

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas (cont’d.)
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	3.500%	06/01/29	440	$461,732
Southern Co. Gas Capital Corp., Gtd. Notes	2.450	10/01/23	555	552,117

				1,335,057

Healthcare-Products 0.1%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900	11/30/21	495	501,280
Medtronic, Inc., Gtd. Notes	4.375	03/15/35	235	274,125
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.950	09/19/26	105	106,202

				881,607

Healthcare-Services 0.7%
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24	100	103,011
Sr. Unsec’d. Notes	6.750	12/15/37	170	216,709
AHS Hospital Corp., Unsec’d. Notes	5.024	07/01/45	200	251,202
Allina Health System, Unsec’d. Notes	3.887	04/15/49	250	266,444
Ascension Health, Unsec’d. Notes	4.847	11/15/53	500	624,257
Cigna Holding Co., Gtd. Notes	3.250	04/15/25	270	274,352
Humana, Inc., Sr. Unsec’d. Notes	2.500	12/15/20	620	619,658
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.625	11/15/20	260	265,562
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.200	07/01/55	75	86,714
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45	40	45,041
Providence St Joseph Health Obligated Group, Unsec’d. Notes, Series H	2.746	10/01/26	40	39,843
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	190	196,503
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350	09/30/24	410	429,339

See Notes to Financial Statements.

PGIM Core Bond Fund	35

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949%	07/01/46	175	$184,274
Stanford Health Care, Unsec’d. Notes	3.795	11/15/48	450	488,820
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750	07/15/25	90	96,037

				4,187,766

Housewares 0.0%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200	04/01/26	35	35,027

Insurance 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes	3.750	07/10/25	410	431,616
Sr. Unsec’d. Notes	4.500	07/16/44	410	438,447
Arch Capital Finance LLC, Gtd. Notes	5.031	12/15/46	95	113,424
Arch Capital Group US, Inc., Gtd. Notes	5.144	11/01/43	100	119,849
CNA Financial Corp., Sr. Unsec’d. Notes	3.950	05/15/24	1,170	1,231,997
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.500	06/15/49	185	200,366
Gtd. Notes, 144A	4.850	08/01/44	300	336,475
Gtd. Notes, 144A	6.500	05/01/42	150	202,346
Lincoln National Corp., Sr. Unsec’d. Notes	6.300	10/09/37	115	148,132
Markel Corp.,
Sr. Unsec’d. Notes	3.625	03/30/23	400	411,626
Sr. Unsec’d. Notes	5.000	04/05/46	350	389,270
New York Life Global Funding, Sec’d. Notes, 144A	1.950	02/11/20	225	224,593
Principal Financial Group, Inc.,
Gtd. Notes	3.100	11/15/26	105	106,847
Gtd. Notes	4.300	11/15/46	140	152,085
Gtd. Notes	4.350	05/15/43	85	91,996
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44	120	141,834

				4,740,903

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging 0.2%
Las Vegas Sands Corp., Sr. Unsec’d. Notes	3.500%	08/18/26	1,230	$1,234,393
Marriott International, Inc., Sr. Unsec’d. Notes, Series R	3.125	06/15/26	250	252,192

				1,486,585

Machinery-Diversified 0.1%
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes	2.050	03/01/20	270	269,235
Sr. Unsec’d. Notes	2.875	03/01/25	115	116,774
Xylem, Inc., Sr. Unsec’d. Notes	3.250	11/01/26	70	71,155

				457,164

Media 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47	530	557,908
Sr. Sec’d. Notes	6.384	10/23/35	80	94,421
Sr. Sec’d. Notes	6.484	10/23/45	95	112,152
Sr. Sec’d. Notes	6.834	10/23/55	250	303,825
Comcast Corp.,
Gtd. Notes	4.150	10/15/28	805	887,195
Gtd. Notes	4.250	10/15/30	275	307,873
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	800	814,184
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	195	197,818
Sr. Unsec’d. Notes, 144A	4.600	08/15/47	500	522,627
Discovery Communications LLC, Gtd. Notes	5.200	09/20/47	177	188,332
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500	09/01/41	150	159,110
Walt Disney Co. (The), Gtd. Notes, 144A	6.400	12/15/35	670	932,622

				5,078,067

See Notes to Financial Statements.

PGIM Core Bond Fund	37

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 0.1%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%	05/01/43	190	$239,609
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750	04/16/40	100	128,050

				367,659

Miscellaneous Manufacturing 0.1%
Pentair Finance Sarl, Gtd. Notes	2.650	12/01/19	420	419,595

Multi-National 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125	09/27/21	355	349,757
Sr. Unsec’d. Notes	2.750	01/06/23	185	185,699
Sr. Unsec’d. Notes	3.250	02/11/22	95	96,402
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375	02/11/20	100	100,969

				732,827

Office/Business Equipment 0.0%
Xerox Corp., Sr. Unsec’d. Notes	2.750	09/01/20	137	136,781

Oil & Gas 2.1%
Anadarko Finance Co., Gtd. Notes, Series B	7.500	05/01/31	100	132,749
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	202	204,308
BP Capital Markets America, Inc., Gtd. Notes	3.790	02/06/24	855	903,089
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	2.950	01/15/23	1,310	1,322,848
Sr. Unsec’d. Notes	6.250	03/15/38	175	218,534
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47	384	417,653
Sr. Unsec’d. Notes	6.750	11/15/39	350	419,987
Chevron Corp., Sr. Unsec’d. Notes	1.961	03/03/20	125	124,863

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Concho Resources, Inc., Gtd. Notes	4.875%	10/01/47	55	$60,691
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24	700	716,387
Gtd. Notes	4.500	04/15/23	725	756,690
Encana Corp. (Canada), Gtd. Notes	6.500	08/15/34	200	244,104
Equinor ASA (Norway), Gtd. Notes	2.250	11/08/19	800	799,130
Helmerich & Payne, Inc., Gtd. Notes	4.650	03/15/25	190	204,639
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.000	04/15/24	150	157,651
Sr. Unsec’d. Notes	6.800	09/15/37	200	251,425
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.750	04/24/25	200	216,504
Kerr-McGee Corp., Gtd. Notes	7.875	09/15/31	250	341,928
Marathon Petroleum Corp., Sr. Unsec’d. Notes	3.800	04/01/28	380	388,618
Noble Energy, Inc.,
Sr. Unsec’d. Notes	3.900	11/15/24	425	442,631
Sr. Unsec’d. Notes	5.050	11/15/44	435	464,192
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.375	03/13/22	1,000	1,018,500
Gtd. Notes	5.500	01/21/21	480	490,800
Gtd. Notes	6.350	02/12/48	154	134,396
Gtd. Notes	6.500	06/02/41	90	80,908
Gtd. Notes, MTN	6.750	09/21/47	1,305	1,182,852
Gtd. Notes, MTN	6.875	08/04/26	390	397,547
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	200	199,830
Valero Energy Corp., Sr. Unsec’d. Notes	3.400	09/15/26	220	225,071

				12,518,525

Oil & Gas Services 0.2%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.000	12/21/20	506	509,796
Sr. Unsec’d. Notes, 144A	3.900	05/17/28	487	508,999

See Notes to Financial Statements.

PGIM Core Bond Fund	39

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services (cont’d.)
Schlumberger Holdings Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.000%		12/21/25	33	$35,039
Schlumberger Investment SA, Gtd. Notes, 144A	3.300		09/14/21	200	203,060

					1,256,894

Packaging & Containers 0.3%
Bemis Co., Inc., Gtd. Notes, 144A	6.800		08/01/19	700	700,000
WestRock RKT LLC, Gtd. Notes	4.000		03/01/23	540	562,202
WRKCo, Inc., Gtd. Notes	4.650		03/15/26	560	609,380

					1,871,582

Pharmaceuticals 1.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600		05/14/25	105	108,299
Sr. Unsec’d. Notes	4.500		05/14/35	550	573,787
Allergan Funding SCS, Gtd. Notes	4.550		03/15/35	360	371,881
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250		03/01/25	55	56,233
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%	2.979	(c)	06/25/21	335	335,315
Gtd. Notes, 144A	3.500		06/25/21	200	202,782
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.000		10/08/21	150	150,817
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A	4.125		06/15/39	115	125,467
Sr. Unsec’d. Notes, 144A	4.250		10/26/49	615	677,272
Cigna Corp., Gtd. Notes, 144A	4.375		10/15/28	1,950	2,114,901
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780		03/25/38	90	95,453
Sr. Unsec’d. Notes(a)	5.050		03/25/48	860	932,127
Sr. Unsec’d. Notes	5.125		07/20/45	465	504,228
Sr. Unsec’d. Notes	5.300		12/05/43	150	165,911
Express Scripts Holding Co.,
Gtd. Notes	3.400		03/01/27	325	331,218

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Express Scripts Holding Co., (cont’d.)
Gtd. Notes	4.500%	02/25/26	700	$757,097
Mylan, Inc., Gtd. Notes	5.200	04/15/48	195	199,390
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	225	227,359
Gtd. Notes	3.200	09/23/26	1,220	1,239,909

				9,169,446

Pipelines 1.4%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Gtd. Notes, 144A	4.150	08/15/26	555	575,383
DCP Midstream Operating LP,
Gtd. Notes, 144A	4.750	09/30/21	50	51,297
Gtd. Notes, 144A	5.350	03/15/20	150	152,265
Energy Transfer Operating LP,
Gtd. Notes	4.950	06/15/28	430	469,555
Gtd. Notes	6.250	04/15/49	910	1,082,084
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/20	600	615,834
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	03/15/45	275	269,521
MPLX LP,
Sr. Unsec’d. Notes	4.000	02/15/25	130	135,878
Sr. Unsec’d. Notes	4.500	04/15/38	270	273,363
Sr. Unsec’d. Notes	4.875	06/01/25	200	217,841
Sr. Unsec’d. Notes	5.200	03/01/47	5	5,360
Sr. Unsec’d. Notes	5.500	02/15/49	210	234,738
ONEOK Partners LP, Gtd. Notes	6.125	02/01/41	300	357,147
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	85	90,032
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	2.646	02/15/20	225	224,898
Sr. Unsec’d. Notes	3.550	10/01/26	310	316,251
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	4.700	06/15/44	170	165,037
Sr. Unsec’d. Notes	5.150	06/01/42	105	106,142
Spectra Energy Partners LP, Gtd. Notes	3.375	10/15/26	140	143,606

See Notes to Financial Statements.

PGIM Core Bond Fund	41

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	3.500%		01/15/28	300	$307,951
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.600		03/15/48	500	531,318
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000		07/01/22	665	676,835
Sr. Unsec’d. Notes	5.300		03/01/48	320	283,572
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000		09/15/25	350	368,316
Sr. Unsec’d. Notes	4.300		03/04/24	325	344,354
Sr. Unsec’d. Notes	4.850		03/01/48	55	58,549
Sr. Unsec’d. Notes	5.400		03/04/44	400	442,582

					8,499,709

Real Estate Investment Trusts (REITs) 0.3%
Camden Property Trust, Sr. Unsec’d. Notes	4.625		06/15/21	200	206,697
HCP, Inc., Sr. Unsec’d. Notes	3.250		07/15/26	1,000	1,011,724
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625		09/15/23	425	454,734

					1,673,155

Retail 0.2%
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	3.550		07/26/27	940	961,215
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.003	(c)	04/17/20	335	335,034

					1,296,249

Semiconductors 0.1%
Broadcom, Inc.,
Gtd. Notes, 144A	3.125		04/15/21	485	487,682
Gtd. Notes, 144A	3.125		10/15/22	375	376,288

					863,970

Software 0.5%
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700		03/01/21	200	203,683

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)
Fiserv, Inc., Sr. Unsec’d. Notes	3.850%	06/01/25	500	$530,208
Microsoft Corp.,
Sr. Unsec’d. Notes	3.950	08/08/56	405	448,680
Sr. Unsec’d. Notes	4.450	11/03/45	191	230,800
Sr. Unsec’d. Notes	4.500	02/06/57	840	1,024,172
Oracle Corp., Sr. Unsec’d. Notes	3.800	11/15/37	415	443,429

				2,880,972

Telecommunications 1.0%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400	06/15/22	850	871,951
Sr. Unsec’d. Notes	3.400	05/15/25	355	365,165
Sr. Unsec’d. Notes	3.600	07/15/25	50	52,008
Sr. Unsec’d. Notes	3.800	02/15/27	200	208,591
Sr. Unsec’d. Notes	4.300	02/15/30	125	134,266
Sr. Unsec’d. Notes	4.500	05/15/35	60	63,910
Sr. Unsec’d. Notes	4.850	03/01/39	1,100	1,201,149
Sr. Unsec’d. Notes	5.250	03/01/37	445	505,020
Sr. Unsec’d. Notes	5.450	03/01/47	685	791,690
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33	290	328,360
Sr. Unsec’d. Notes	4.600	04/01/21	100	103,787
Sr. Unsec’d. Notes	4.862	08/21/46	1,025	1,194,778

				5,820,675

Transportation 0.1%
CSX Corp., Sr. Unsec’d. Notes	2.600	11/01/26	420	419,405
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	110	110,085

				529,490

Trucking & Leasing 0.0%
Penske Truck Leasing Co. Lp/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.050	01/09/20	300	300,378

See Notes to Financial Statements.

PGIM Core Bond Fund	43

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Water 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750%		09/01/47	25	$25,571
Sr. Unsec’d. Notes	4.000		12/01/46	145	154,012

					179,583

TOTAL CORPORATE BONDS (cost $166,701,040)					173,135,646

MUNICIPAL BONDS 0.9%

Alabama 0.0%
Alabama Economic Settlement Authority, Taxable, Revenue Bonds, Series B	4.263		09/15/32	40	43,937

California 0.1%
City of Los Angeles Department of Airports, Revenue Bonds, BABs	6.582		05/15/39	300	402,774
University of California,
Taxable, Revenue Bonds, Series AP	3.931		05/15/45	30	31,955
Taxable, Revenue Bonds, Series J	4.131		05/15/45	30	32,548

					467,277

Illinois 0.2%
State of Illinois,
General Obligation Unlimited, Series A	5.000		10/01/22	110	118,848
General Obligation Unlimited, Series D	5.000		11/01/22	895	965,866

					1,084,714

New Jersey 0.1%
New Jersey Turnpike Authority, Revenue Bonds, BABs, Series A	7.102		01/01/41	250	382,965

North Carolina 0.1%
North Carolina State Education Assistance Authority, Taxable, Revenue Bonds, 3 Month LIBOR + 0.800%	3.076	(c)	07/25/36	700	701,036

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105%		12/01/39	70	$95,141
Revenue Bonds, BABs, Series B	5.511		12/01/45	150	197,778

					292,919

Texas 0.4%
City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds, BABs	5.985		02/01/39	775	1,049,993
Grand Parkway Transportation Corp., Taxable, Revenue Bonds, Ser. E	5.184		10/01/42	775	977,430
Permanent University Fund - University of Texas System, Taxable, Revenue Bonds	3.376		07/01/47	555	573,182

					2,600,605

Virginia 0.0%
University of Virginia, Taxable, Revenue Bonds, Series C	4.179		09/01/2117	130	147,381

TOTAL MUNICIPAL BONDS (cost $5,582,835)					5,720,834

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.7%
Alternative Loan Trust, Series 2003-J03, Class 2A1	6.250		12/25/33	5	4,627
Banc of America Funding Trust, Series 2015-R04, Class 4A1, 144A	3.500	(cc)	01/27/30	94	93,858
BCAP LLC Trust, Series 2011-RR04, Class 7A1, 144A	5.250		04/26/37	249	208,775
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%	3.966	(c)	10/25/27	124	124,816
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.866	(c)	04/25/28	400	401,030
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%	3.216	(c)	08/25/28	172	172,032
Series 2019-02A, Class M1A, 144A, 1 Month LIBOR + 1.000%	3.404	(c)	04/25/29	880	881,121
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100%	3.490	(c)	07/25/29	750	750,122
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.990	(c)	07/25/29	450	450,116

See Notes to Financial Statements.

PGIM Core Bond Fund	45

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%	4.402	%(c)	12/25/57	501	$502,791
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.402	(c)	01/25/57	694	705,493
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	948	942,839
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	771	767,995
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-08, Class 5A1	6.500		04/25/33	4	3,997
Credit Suisse Mortgage Trust, Series 2018-11R, Class 1A1, 144A, 1 Month LIBOR + 1.400%	3.634	(c)	08/25/37	343	343,371
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250%	3.652	(c)	04/25/29	150	149,957
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800%	4.202	(c)	04/25/29	150	149,651
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.716	(c)	01/25/29	24	23,608
Fannie Mae REMICS, Series 2011-141, Class MZ	4.500		01/25/42	675	743,852
Freddie Mac REMICS, Series 4777, Class CB	3.500		10/15/45	1,592	1,635,671
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300%	3.566	(c)	03/25/29	176	176,458
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300%	3.566	(c)	04/25/29	241	242,100
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200%	3.466	(c)	07/25/29	359	361,037
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750%	3.016	(c)	03/25/30	1,207	1,208,860
Series 2019-HRP01, Class M1, 144A, 1 Month LIBOR + 0.750%	3.161	(c)	02/25/49	300	300,000
Freddie Mac Structured Pass-Through Certificates,
Series T-59, Class 1A2	7.000		10/25/43	107	126,691
Series T-75, Class A1, 1 Month LIBOR + 0.040%	2.444	(c)	12/25/36	19	19,464
Gosforth Funding PLC (United Kingdom), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450%	2.971	(c)	08/25/60	649	649,002
Government National Mortgage Assoc., Series 2017-101, Class AB	2.500		07/20/47	1,236	1,234,816

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
GSR Mortgage Loan Trust, Series 2005-AR06, Class 2A1	4.496	%(cc)	09/25/35	40	$40,753
Holmes Master Issuer PLC (United Kingdom), Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 0.360%	2.663	(c)	10/15/54	540	540,083
Home Re Ltd. (Bermuda), Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650%	3.916	(c)	05/25/29	220	220,250
Lanark Master Issuer PLC (United Kingdom), Series 2018-01A, Class 1A, 144A, 3 Month LIBOR + 0.420%	2.943	(c)	12/22/69	420	420,126
LSTAR Securities Investment Trust,
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.902	(c)	04/01/23	384	382,832
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.902	(c)	04/01/24	256	256,151
MetLife Securitization Trust, Series 2018-01A, Class A, 144A	3.750	(cc)	03/25/57	266	275,939
Mill City Mortgage Loan Trust, Series 2019-01, Class A1, 144A	3.250	(cc)	10/25/69	439	444,858
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	516	534,095
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.016	(c)	01/25/48	227	226,616
Oaktown Re III Ltd. (Bermuda), Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400%	3.666	(c)	07/25/29	370	370,045
OBX Trust, Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650%	2.916	(c)	06/25/57	576	573,143
Park Avenue Funding Trust, Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500%	3.904	(c)	11/27/20	1,192	1,192,164
Radnor Re Ltd. (Bermuda), Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400%	3.666	(c)	03/25/28	372	373,072
Seasoned Credit Risk Transfer Trust, Series 2019-02, Class MA	3.500		08/25/58	1,391	1,442,626
Sequoia Mortgage Trust 10, Series 10, Class 2A1, 1 Month LIBOR + 0.760%	3.032	(c)	10/20/27	37	36,286
STACR Trust, Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750%	3.016	(c)	09/25/48	441	441,222

See Notes to Financial Statements.

PGIM Core Bond Fund	47

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Station Place Securitization Trust, Series 2019-WL01, Class A, 144A^	—	%(p)	08/25/52	875	$875,000
Structured Asset Mortgage Investments II Trust, Series 2005-AR05, Class A1, 1 Month LIBOR + 0.250%	2.548	(c)	07/19/35	37	36,614
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2002-AR06, Class A, Federal Reserve US 12 Month Cumulative Avg. 1 Year CMT + 1.400%	3.909	(c)	06/25/42	72	71,278
Series 2002-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg. 1 Year CMT + 1.400%	3.909	(c)	08/25/42	5	4,885
Series 2005-AR13, Class A1A1, 1 Month LIBOR + 0.290%	2.556	(c)	10/25/45	513	511,889

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $22,498,474)					22,644,077

SOVEREIGN BONDS 1.4%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125		10/11/27	840	870,996
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21	200	206,752
Sr. Unsec’d. Notes	7.375		09/18/37	175	240,846
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875		02/01/28	290	300,076
Sr. Unsec’d. Notes, EMTN	2.750		04/01/20	400	400,008
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, EMTN	1.875		09/16/19	200	199,842
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	4.450		02/11/24	200	213,816
Sr. Unsec’d. Notes, EMTN	3.750		04/25/22	200	205,648
Sr. Unsec’d. Notes, EMTN	4.750		01/08/26	200	219,635
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.125		10/25/23	200	199,250
Sr. Unsec’d. Notes, 144A, MTN	2.625		04/20/22	400	404,173
Sr. Unsec’d. Notes, 144A, MTN	3.000		03/12/24	400	413,544
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, 144A	6.125		03/09/21	260	275,109
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.500		04/16/50	200	224,002
Province of Alberta (Canada), Sr. Unsec’d. Notes	3.300		03/15/28	335	359,093
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125		06/22/26	100	99,466
Sr. Unsec’d. Notes, Series GX	2.600		04/16/24	260	265,822

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Province of Quebec (Canada), Unsec’d. Notes, MTN	7.140%	02/27/26	100	$125,582
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875	04/23/23	335	353,006
Sr. Unsec’d. Notes, 144A	5.103	04/23/48	370	444,661
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23	100	102,570
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A	5.250	01/16/50	360	422,550
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21	435	434,974
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23	460	466,624
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25	320	342,400
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	2.500	06/08/22	400	402,660
Sr. Unsec’d. Notes, 144A	3.250	06/01/23	200	207,280
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20	250	255,915
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100	06/18/50	150	172,125

TOTAL SOVEREIGN BONDS (cost $8,431,689)				8,828,425

U.S. GOVERNMENT AGENCY OBLIGATIONS 20.8%
Federal Home Loan Mortgage Corp.	2.000	01/01/32	827	816,166
Federal Home Loan Mortgage Corp.	2.500	01/01/29	600	605,303
Federal Home Loan Mortgage Corp.	2.500	07/01/31	760	765,308
Federal Home Loan Mortgage Corp.	2.500	01/01/32	389	391,677
Federal Home Loan Mortgage Corp.	2.500	12/01/32	1,931	1,942,510
Federal Home Loan Mortgage Corp.	3.000	02/01/32	1,678	1,713,839
Federal Home Loan Mortgage Corp.	3.000	01/01/37	432	440,623
Federal Home Loan Mortgage Corp.	3.000	12/01/37	222	225,184
Federal Home Loan Mortgage Corp.	3.000	07/01/43	640	652,165
Federal Home Loan Mortgage Corp.	3.000	06/01/46	1,509	1,531,939
Federal Home Loan Mortgage Corp.	3.000	12/01/46	1,245	1,262,606
Federal Home Loan Mortgage Corp.	3.000	01/01/47	1,344	1,364,387
Federal Home Loan Mortgage Corp.	3.500	11/01/37	453	469,293
Federal Home Loan Mortgage Corp.	3.500	06/01/42	580	604,645
Federal Home Loan Mortgage Corp.	3.500	09/01/42	722	756,113
Federal Home Loan Mortgage Corp.	3.500	10/01/42	811	846,056
Federal Home Loan Mortgage Corp.	3.500	06/01/43	401	418,323
Federal Home Loan Mortgage Corp.	3.500	05/01/45	605	624,889
Federal Home Loan Mortgage Corp.	3.500	01/01/47	434	448,956
Federal Home Loan Mortgage Corp.	3.500	11/01/47	925	953,847

See Notes to Financial Statements.

PGIM Core Bond Fund	49

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	3.500%		08/01/48	613	$628,652
Federal Home Loan Mortgage Corp.	3.500		10/01/48	2,486	2,551,688
Federal Home Loan Mortgage Corp.	3.500		06/01/49	3,444	3,538,048
Federal Home Loan Mortgage Corp.	4.000		12/01/40	202	214,370
Federal Home Loan Mortgage Corp.	4.000		01/01/41	410	432,658
Federal Home Loan Mortgage Corp.	4.000		04/01/42	568	602,342
Federal Home Loan Mortgage Corp.	4.000		10/01/45	321	337,861
Federal Home Loan Mortgage Corp.	4.000		05/01/46	378	397,758
Federal Home Loan Mortgage Corp.	4.000		08/01/46	397	418,249
Federal Home Loan Mortgage Corp.	4.000		11/01/47	481	502,624
Federal Home Loan Mortgage Corp.	4.000		04/01/48	922	959,390
Federal Home Loan Mortgage Corp.	4.000		05/01/48	953	990,614
Federal Home Loan Mortgage Corp.	4.000		07/01/48	1,398	1,456,862
Federal Home Loan Mortgage Corp.	4.500		06/01/42	193	208,583
Federal Home Loan Mortgage Corp.	4.500		09/01/44	248	265,765
Federal Home Loan Mortgage Corp.	4.500		04/01/47	794	838,825
Federal Home Loan Mortgage Corp.	4.500		07/01/47	409	432,610
Federal Home Loan Mortgage Corp.	4.500		07/01/47	842	889,821
Federal Home Loan Mortgage Corp.	4.500		02/01/48	444	468,392
Federal Home Loan Mortgage Corp.	5.000		08/01/40	361	394,304
Federal Home Loan Mortgage Corp.	5.000		12/01/47	666	709,295
Federal Home Loan Mortgage Corp.	5.000		02/01/48	850	905,285
Federal National Mortgage Assoc.	2.375		01/19/23	280	284,440
Federal National Mortgage Assoc.(k)	2.500		02/05/24	645	661,601
Federal National Mortgage Assoc.	2.500		05/01/30	531	534,741
Federal National Mortgage Assoc.	2.500		11/01/31	380	383,018
Federal National Mortgage Assoc.	2.500		02/01/43	146	145,298
Federal National Mortgage Assoc.	2.500		09/01/46	435	429,697
Federal National Mortgage Assoc.	2.500		10/01/46	321	316,723
Federal National Mortgage Assoc.	2.500		10/01/46	415	409,906
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 2.000%	3.000	(c)	08/01/24	7	7,441
Federal National Mortgage Assoc.	3.000		06/01/30	314	320,782
Federal National Mortgage Assoc.	3.000		05/01/31	155	158,486
Federal National Mortgage Assoc.	3.000		12/01/31	425	434,129
Federal National Mortgage Assoc.	3.000		05/01/32	420	429,102
Federal National Mortgage Assoc.	3.000		09/01/32	205	208,971
Federal National Mortgage Assoc.	3.000		11/01/36	373	379,774
Federal National Mortgage Assoc.	3.000		10/01/42	361	367,673
Federal National Mortgage Assoc.	3.000		10/01/42	602	613,939
Federal National Mortgage Assoc.	3.000		02/01/43	362	368,782
Federal National Mortgage Assoc.	3.000		04/01/43	625	636,487
Federal National Mortgage Assoc.	3.000		06/01/43	810	825,296
Federal National Mortgage Assoc.	3.000		12/01/45	983	1,001,742
Federal National Mortgage Assoc.	3.000		03/01/47	1,264	1,282,884

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	12/01/29	213	$220,496
Federal National Mortgage Assoc.	3.500	12/01/30	197	204,367
Federal National Mortgage Assoc.	3.500	08/01/31	672	695,780
Federal National Mortgage Assoc.	3.500	02/01/33	436	451,760
Federal National Mortgage Assoc.	3.500	05/01/33	250	258,494
Federal National Mortgage Assoc.	3.500	10/01/41	249	259,552
Federal National Mortgage Assoc.	3.500	04/01/42	521	542,537
Federal National Mortgage Assoc.	3.500	05/01/42	517	538,870
Federal National Mortgage Assoc.	3.500	05/01/42	2,470	2,574,073
Federal National Mortgage Assoc.	3.500	06/01/42	1,157	1,206,040
Federal National Mortgage Assoc.	3.500	10/01/42	594	618,736
Federal National Mortgage Assoc.	3.500	10/01/42	835	869,697
Federal National Mortgage Assoc.	3.500	06/01/43	387	403,362
Federal National Mortgage Assoc.	3.500	06/01/45	580	599,663
Federal National Mortgage Assoc.	3.500	06/01/45	1,183	1,222,598
Federal National Mortgage Assoc.	3.500	09/01/45	757	782,294
Federal National Mortgage Assoc.	3.500	10/01/45	1,004	1,037,085
Federal National Mortgage Assoc.	3.500	01/01/46	347	358,247
Federal National Mortgage Assoc.	3.500	01/01/46	781	807,079
Federal National Mortgage Assoc.	3.500	11/01/46	423	436,297
Federal National Mortgage Assoc.	3.500	11/01/47	2,882	2,972,495
Federal National Mortgage Assoc.	3.500	01/01/48	903	933,985
Federal National Mortgage Assoc.	3.500	11/01/48	890	917,898
Federal National Mortgage Assoc.	4.000	09/01/40	386	409,608
Federal National Mortgage Assoc.	4.000	02/01/41	677	718,187
Federal National Mortgage Assoc.	4.000	12/01/41	564	597,575
Federal National Mortgage Assoc.	4.000	10/01/43	586	622,708
Federal National Mortgage Assoc.	4.000	09/01/44	384	404,350
Federal National Mortgage Assoc.	4.000	10/01/44	911	959,849
Federal National Mortgage Assoc.	4.000	12/01/45	324	340,680
Federal National Mortgage Assoc.	4.000	04/01/46	426	449,615
Federal National Mortgage Assoc.	4.000	08/01/46	677	713,257
Federal National Mortgage Assoc.	4.000	02/01/47	2,771	2,903,833
Federal National Mortgage Assoc.	4.000	03/01/47	1,595	1,683,188
Federal National Mortgage Assoc.	4.000	06/01/47	1,530	1,596,157
Federal National Mortgage Assoc.	4.000	10/01/47	446	465,219
Federal National Mortgage Assoc.	4.000	11/01/47	913	951,072
Federal National Mortgage Assoc.	4.000	12/01/47	910	948,201
Federal National Mortgage Assoc.	4.000	02/01/48	897	933,944
Federal National Mortgage Assoc.	4.000	10/01/48	746	790,352
Federal National Mortgage Assoc.	4.500	08/01/40	178	192,553
Federal National Mortgage Assoc.	4.500	04/01/41	197	213,121
Federal National Mortgage Assoc.	4.500	08/01/41	278	299,768
Federal National Mortgage Assoc.	4.500	08/01/41	625	672,768
Federal National Mortgage Assoc.	4.500	08/01/44	530	567,818

See Notes to Financial Statements.

PGIM Core Bond Fund	51

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.500%		01/01/45	339	$365,754
Federal National Mortgage Assoc.	4.500		11/01/47	557	588,110
Federal National Mortgage Assoc.	4.500		06/01/48	1,165	1,224,045
Federal National Mortgage Assoc.	4.500		12/01/48	1,252	1,312,894
Federal National Mortgage Assoc.	4.500		02/01/49	464	486,499
Federal National Mortgage Assoc.	5.000		09/01/30	38	39,903
Federal National Mortgage Assoc.	5.000		03/01/42	613	668,520
Federal National Mortgage Assoc.	5.000		10/01/47	923	982,720
Federal National Mortgage Assoc.	5.000		01/01/48	141	150,148
Federal National Mortgage Assoc.	5.500		01/01/40	209	226,661
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.250%	5.687	(c)	12/01/30	1	779
Federal National Mortgage Assoc.	6.000		10/01/36	131	148,909
Federal National Mortgage Assoc.	6.000		07/01/41	135	153,867
Federal National Mortgage Assoc.(k)	6.625		11/15/30	485	690,967
Federal National Mortgage Assoc.(k)	7.125		01/15/30	80	115,585
Government National Mortgage Assoc.	2.500		12/20/46	811	811,720
Government National Mortgage Assoc.	3.000		07/20/42	1,003	1,033,522
Government National Mortgage Assoc.	3.000		03/20/43	696	717,423
Government National Mortgage Assoc.	3.000		08/20/43	134	137,568
Government National Mortgage Assoc.	3.000		09/20/43	254	261,565
Government National Mortgage Assoc.	3.000		01/20/44	235	241,564
Government National Mortgage Assoc.	3.000		05/20/45	356	365,612
Government National Mortgage Assoc.	3.000		08/15/45	374	381,872
Government National Mortgage Assoc.	3.000		07/20/46	1,551	1,592,840
Government National Mortgage Assoc.	3.000		08/20/46	202	207,291
Government National Mortgage Assoc.	3.000		10/20/46	371	381,004
Government National Mortgage Assoc.	3.000		03/20/47	1,645	1,689,514
Government National Mortgage Assoc.	3.500		01/15/42	167	173,759
Government National Mortgage Assoc.	3.500		12/20/42	483	505,198
Government National Mortgage Assoc.	3.500		01/20/43	707	740,096
Government National Mortgage Assoc.	3.500		02/20/43	319	333,994
Government National Mortgage Assoc.	3.500		08/20/43	1,263	1,319,039
Government National Mortgage Assoc.	3.500		10/20/43	1,644	1,716,317
Government National Mortgage Assoc.	3.500		03/20/45	229	237,950
Government National Mortgage Assoc.	3.500		04/20/45	1,351	1,405,974
Government National Mortgage Assoc.	3.500		04/20/46	2,557	2,654,651
Government National Mortgage Assoc.	3.500		07/20/46	1,679	1,743,261
Government National Mortgage Assoc.	3.500		12/20/46	1,997	2,073,026
Government National Mortgage Assoc.	4.000		12/20/40	417	442,769
Government National Mortgage Assoc.	4.000		06/20/41	164	173,765
Government National Mortgage Assoc.	4.000		11/15/41	229	242,800
Government National Mortgage Assoc.	4.000		12/20/42	344	364,922
Government National Mortgage Assoc.	4.000		04/20/43	259	275,004
Government National Mortgage Assoc.	4.000		10/20/43	264	279,261

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.000%	12/20/43	559	$590,325
Government National Mortgage Assoc.	4.000	09/20/44	319	337,356
Government National Mortgage Assoc.	4.000	08/20/45	656	693,163
Government National Mortgage Assoc.	4.000	10/20/45	306	321,675
Government National Mortgage Assoc.	4.000	03/20/46	587	618,401
Government National Mortgage Assoc.	4.000	11/20/46	469	493,183
Government National Mortgage Assoc.	4.000	03/20/47	534	559,712
Government National Mortgage Assoc.	4.000	05/20/47	873	912,392
Government National Mortgage Assoc.	4.000	11/20/47	2,233	2,331,133
Government National Mortgage Assoc.	4.000	07/20/48	1,424	1,481,491
Government National Mortgage Assoc.	4.000	08/20/48	486	504,679
Government National Mortgage Assoc.	4.500	12/20/41	777	832,259
Government National Mortgage Assoc.	4.500	10/20/43	131	139,277
Government National Mortgage Assoc.	4.500	01/20/44	159	169,262
Government National Mortgage Assoc.	4.500	04/20/44	566	601,846
Government National Mortgage Assoc.	4.500	03/20/45	145	154,240
Government National Mortgage Assoc.	4.500	07/20/46	339	358,328
Government National Mortgage Assoc.	4.500	08/20/46	290	305,439
Government National Mortgage Assoc.	4.500	11/20/46	280	298,750
Government National Mortgage Assoc.	4.500	01/20/48	375	392,108
Government National Mortgage Assoc.	4.500	02/20/48	2,574	2,700,964
Government National Mortgage Assoc.	4.500	03/20/48	267	278,662
Government National Mortgage Assoc.	4.500	07/20/48	124	129,124
Government National Mortgage Assoc.	5.000	10/20/37	11	11,587
Government National Mortgage Assoc.	5.000	09/20/40	153	168,109
Government National Mortgage Assoc.	5.000	04/20/45	80	87,740
Government National Mortgage Assoc.	5.000	08/20/45	321	345,032
Government National Mortgage Assoc.	6.000	12/15/39	194	221,463

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $125,537,600)				127,220,307

U.S. TREASURY OBLIGATIONS 6.5%
U.S. Treasury Bonds	3.000	02/15/49	1,300	1,426,801
U.S. Treasury Bonds	3.625	08/15/43	5,210	6,288,022
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	3,073	3,239,109
U.S. Treasury Notes	1.125	02/28/21	765	754,989
U.S. Treasury Notes	1.375	04/30/21	1,385	1,371,420
U.S. Treasury Notes	1.750	07/31/21	195	194,467
U.S. Treasury Notes	1.750	07/31/24	5,290	5,266,443
U.S. Treasury Notes	2.000	11/30/20	5,035	5,034,607
U.S. Treasury Notes	2.250	11/15/27	3,455	3,525,180
U.S. Treasury Notes	2.375	05/15/29	2,850	2,939,062
U.S. Treasury Notes	2.500	12/31/20	3,980	4,008,140
U.S. Treasury Notes	3.125	11/15/28	2,005	2,192,969

See Notes to Financial Statements.

PGIM Core Bond Fund	53

Schedule of Investments (continued)

as of July 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.524	%(s)	11/15/39	3,150	$1,883,626
U.S. Treasury Strips Coupon(k)	2.570	(s)	02/15/31	2,110	1,638,471

TOTAL U.S. TREASURY OBLIGATIONS (cost $39,342,274)					39,763,306

TOTAL LONG-TERM INVESTMENTS (cost $582,113,117)					596,815,137

				Shares

SHORT-TERM INVESTMENTS 6.6%

AFFILIATED MUTUAL FUNDS 6.6%
PGIM Core Ultra Short Bond Fund(w)				38,407,250	38,407,250
PGIM Institutional Money Market Fund (cost $1,631,013; includes $1,625,831 of cash collateral for securities on loan)(b)(w)				1,631,099	1,631,425

TOTAL AFFILIATED MUTUAL FUNDS (cost $40,038,263)					40,038,675

OPTIONS PURCHASED*~ 0.0%
(cost $139,334)					269,505

TOTAL SHORT-TERM INVESTMENTS (cost $40,177,597)					40,308,180

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 104.3%
(cost $622,290,714)					637,123,317

OPTIONS WRITTEN*~ (0.0)%
(premiums received $49,794)					(10,800)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 104.3%
(cost $622,240,920)					637,112,517
Liabilities in excess of other assets(z) (4.3)%					(26,343,549)

NET ASSETS 100.0%					$610,768,968

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

CMT—Constant Maturity Treasury

See Notes to Financial Statements.

54

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

STACR—Structured Agency Credit Risk

Strips—Separate Trading of Registered Interest and Principal of Securities

TIPS—Treasury Inflation-Protected Securities

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,978,353 and 0.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,595,971; cash collateral of $1,625,831 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of July 31, 2019.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year U.S. Treasury Note Futures	Put	08/23/19	$107.00	212	424	$23,188
Eurodollars 1- Year Mid Curve Futures	Put	08/16/19	$97.75	96	240	600
Eurodollars 1- Year Mid Curve Futures	Put	08/16/19	$98.25	96	240	15,000
Eurodollars 1- Year Mid Curve Futures	Put	09/13/19	$97.75	96	240	600
Eurodollars 1- Year Mid Curve Futures	Put	09/13/19	$98.25	96	240	21,600

Total Exchange Traded (cost $128,326)						$60,988

See Notes to Financial Statements.

PGIM Core Bond Fund	55

Schedule of Investments (continued)

as of July 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	300	$1,324
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	200	805
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	1,177	13,784
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	1,144	13,393
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	2,860	31,236
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	5,678	65,609
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	5,760	69,110
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	1,144	13,256

Total OTC Traded (cost $8,095)							$208,517

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
30- Year Interest Rate Swap, 08/19/49 (cost $2,913)	Put	Citibank, N.A.	08/15/19	2.66%	3 Month LIBOR(Q)	2.66	%(S)	260	$—

Total Options Purchased (cost $139,334)									$269,505

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Eurodollars 1- Year Mid Curve Futures	Put	08/16/19	$98.00	192	480	$(2,400)
Eurodollars 1- Year Mid Curve Futures	Put	09/13/19	$98.00	192	480	(8,400)

Total Options Written (premiums received $49,794)						$(10,800)

See Notes to Financial Statements.

56

Futures contracts outstanding at July 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
1,068	5 Year U.S. Treasury Notes	Sep. 2019	$125,548,407	$972,865
117	10 Year U.S. Ultra Treasury Notes	Sep. 2019	16,127,719	484,617
270	30 Year U.S. Ultra Treasury Bonds	Sep. 2019	47,941,875	1,480,286

				2,937,768

	Short Positions:
59	2 Year U.S. Treasury Notes	Sep. 2019	12,649,969	13,430
269	10 Year U.S. Treasury Notes	Sep. 2019	34,276,484	(381,953)
147	20 Year U.S. Treasury Bonds	Sep. 2019	22,872,281	(529,500)

				(898,023)

				$2,039,745

Credit default swap agreement outstanding at July 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	2,000	*	$42,625	$(24,394)	$67,019	Morgan Stanley & Co. International PLC

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Core Bond Fund	57

Schedule of Investments (continued)

as of July 31, 2019

index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at July 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
17,500	08/15/19	—(3)	—	(3)	$(18,104)	$—	$(18,104)	Citigroup Global Markets, Inc.
44,100	08/26/19	—(4)	—	(4)	1,457	—	1,457	Citigroup Global Markets, Inc.

					$(16,647)	$—	$(16,647)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays or receives payments based on CMM102 minus 7 year CMS minus 1.355% upon termination.
(4)	The Fund pays or receives payments based on CMM102 minus 7 year CMS minus 1.461% upon termination.

Interest rate swap agreements outstanding at July 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
4,092	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	$(1,376)	$29,821	$31,197
29,565	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	(37,523)	(37,523)

See Notes to Financial Statements.

58

Interest rate swap agreements outstanding at July 31, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
685	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	$—	$(13,572)	$(13,572)
1,215	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	3,113	(19,764)	(22,877)
2,571	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(2,558)	(46,266)	(43,708)
3,080	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(17,091)	(57,803)	(40,712)
1,580	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(3,010)	(30,911)	(27,901)
11,460	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(176,497)	(176,497)
1,120	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(22,743)	(22,743)
9,600	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	29,514	(195,787)	(225,301)
3,450	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	11,173	(71,377)	(82,550)
5,535	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	18,482	(133,607)	(152,089)
3,095	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(136,046)	(136,046)
3,923	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(2,549)	(251,615)	(249,066)
1,310	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(91,359)	(91,359)
3,090	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	2,438	(220,233)	(222,671)
5,651	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	219	(404,187)	(404,406)
1,765	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	—	(36,397)	(36,397)
490	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(11,082)	(11,082)
2,554	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(8,036)	(105,411)	(97,375)
1,502	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(6,010)	(1,367)	4,643
1,447	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	19,731	(15,791)	(35,522)
390	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	495	(6,483)	(6,978)
395	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(8,547)	(8,547)
920	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(543)	(27,041)	(26,498)
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(7,176)	(7,176)
9,797	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(178,462)	(754,136)	(575,674)
2,296	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(10,355)	(186,679)	(176,324)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(13,525)	(13,525)

				$(144,825)	$(3,053,104)	$(2,908,279)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$1,457	$(18,104)
OTC Swap Agreement	$—	$(24,394)	$67,019	$—

See Notes to Financial Statements.

PGIM Core Bond Fund	59

Schedule of Investments (continued)

as of July 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,361,000	$2,427,067

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$31,908,001	$—
Collateralized Loan Obligations	—	53,049,031	—
Consumer Loans	—	3,159,368	—
Credit Cards	—	2,440,752	—
Equipment	—	3,451,239	—
Home Equity Loans	—	1,324,123	—
Other	—	1,200,782	1,120,000
Residential Mortgage-Backed Securities	—	8,742,605	—
Student Loans	—	11,230,442	—
Commercial Mortgage-Backed Securities	—	101,876,199	—
Corporate Bonds	—	173,135,646	—
Municipal Bonds	—	5,720,834	—
Residential Mortgage-Backed Securities	—	21,769,077	875,000
Sovereign Bonds	—	8,828,425	—
U.S. Government Agency Obligations	—	127,220,307	—
U.S. Treasury Obligations	—	39,763,306	—
Affiliated Mutual Funds	40,038,675	—	—
Options Purchased	60,988	208,517	—
Options Written	(10,800)	—	—
Other Financial Instruments*
Futures Contracts	2,039,745	—	—
OTC Credit Default Swap Agreement	—	42,625	—

See Notes to Financial Statements.

60

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
OTC Forward Rate Agreements	$—	$—	$(16,647)
Centrally Cleared Interest Rate Swap Agreements	—	(2,908,279)	—

Total	$42,128,608	$592,163,000	$1,978,353

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	20.8%
Commercial Mortgage-Backed Securities	16.7
Collateralized Loan Obligations	8.7
Banks	8.0
Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	6.6
U.S. Treasury Obligations	6.5
Automobiles	5.2
Residential Mortgage-Backed Securities	5.1
Electric	3.6
Oil & Gas	2.1
Student Loans	1.9
Pharmaceuticals	1.5
Sovereign Bonds	1.4
Pipelines	1.4
Auto Manufacturers	1.0
Telecommunications	1.0
Municipal Bonds	0.9
Media	0.8
Foods	0.8
Insurance	0.8
Healthcare-Services	0.7
Chemicals	0.7
Diversified Financial Services	0.6
Aerospace & Defense	0.6
Equipment	0.6
Commercial Services	0.6
Consumer Loans	0.5
Software	0.5
Credit Cards	0.4
Other	0.4
Packaging & Containers	0.3%
Agriculture	0.3
Real Estate Investment Trusts (REITs)	0.3
Airlines	0.3
Lodging	0.2
Gas	0.2
Home Equity Loans	0.2
Retail	0.2
Oil & Gas Services	0.2
Building Materials	0.2
Beverages	0.2
Electronics	0.2
Healthcare-Products	0.1
Biotechnology	0.1
Semiconductors	0.1
Multi-National	0.1
Computers	0.1
Engineering & Construction	0.1
Transportation	0.1
Machinery-Diversified	0.1
Miscellaneous Manufacturing	0.1
Forest Products & Paper	0.1
Mining	0.1
Trucking & Leasing	0.0	*
Options Purchased	0.0	*
Water	0.0	*
Office/Business Equipment	0.0	*

See Notes to Financial Statements.

PGIM Core Bond Fund	61

Schedule of Investments (continued)

as of July 31, 2019

Industry Classification (cont’d.):
Housewares	0.0	*%

	104.3
Options Written	(0.0	)*
Liabilities in excess of other assets	(4.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$24,394
Credit contracts	Unrealized appreciation on OTC swap agreements	67,019		—	—
Interest rate contracts	Due from/to broker—variation margin futures	2,951,198	*	Due from/to broker—variation margin futures	911,453	*
Interest rate contracts	Due from/to broker—variation margin swaps	35,840	*	Due from/to broker—variation margin swaps	2,944,119	*
Interest rate contracts	Unaffiliated investments	269,505		Options written outstanding, at value	10,800
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	1,457		Unrealized depreciation on OTC forward rate agreements	18,104

		$3,325,019			$3,908,870

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

62

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$32,246
Interest rate contracts	(201,051)	60,710	4,840,303	(96,741)	242,211

Total	$(201,051)	$60,710	$4,840,303	$(96,741)	$274,457

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$18,748
Interest rate contracts	141,501	38,994	1,498,391	(14,526)	(4,646,780)

Total	$141,501	$38,994	$1,498,391	$(14,526)	$(4,628,032)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended July 31, 2019, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$51,482	$192,000	$171,867,144	$48,202,639

Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$39,060,000	$876,000	$320,488,400

Credit Default Swap Agreements— Sell Protection(2)
$2,000,000

(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar

See Notes to Financial Statements.

PGIM Core Bond Fund	63

Schedule of Investments (continued)

as of July 31, 2019

agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,595,971	$(1,595,971)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$165,955	$—	$165,955	$—	$165,955
Barclays Bank PLC	41,757	—	41,757	—	41,757
Citigroup Global Markets, Inc.	1,457	(18,104)	(16,647)	—	(16,647)
Morgan Stanley & Co. International PLC	67,824	(24,394)	43,430	—	43,430

	$276,993	$(42,498)	$234,495	$—	$234,495

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

64

Statement of Assets & Liabilities

as of July 31, 2019

Assets
Investments at value, including securities on loan of $1,595,971:
Unaffiliated investments (cost $582,252,451)	$597,084,642
Affiliated investments (cost $40,038,263)	40,038,675
Receivable for Fund shares sold	28,197,469
Receivable for investments sold	14,889,198
Dividends and interest receivable	2,819,782
Deposit with broker for centrally cleared/exchange-traded derivatives	1,361,000
Due from broker—variation margin futures	337,446
Unrealized appreciation on OTC swap agreements	67,019
Due from broker—variation margin swaps	52,200
Unrealized appreciation on OTC forward rate agreements	1,457

Total Assets	684,848,888

Liabilities
Payable for investments purchased	46,257,510
Payable for Fund shares reacquired	25,794,935
Payable to broker for collateral for securities on loan	1,625,831
Accrued expenses and other liabilities	205,563
Management fee payable	109,704
Premiums received for OTC swap agreements	24,394
Distribution fee payable	19,016
Unrealized depreciation on OTC forward rate agreements	18,104
Payable to custodian	11,721
Options written outstanding, at value (proceeds received $49,794)	10,800
Dividends payable	1,345
Affiliated transfer agent fee payable	997

Total Liabilities	74,079,920

Net Assets	$610,768,968

Net assets were comprised of:
Shares of beneficial interest, at par	$60,502
Paid-in capital in excess of par	603,694,333
Total distributable earnings (loss)	7,014,133

Net assets, July 31, 2019	$610,768,968

See Notes to Financial Statements.

PGIM Core Bond Fund	65

Statement of Assets & Liabilities (continued)

as of July 31, 2019

Class A
Net asset value and redemption price per share,
($75,923,238 ÷ 7,522,694 shares of beneficial interest issued and outstanding)	$10.09
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.43

Class C
Net asset value, offering price and redemption price per share,
($4,041,685 ÷ 400,225 shares of beneficial interest issued and outstanding)	$10.10

Class R
Net asset value, offering price and redemption price per share,
($16,107 ÷ 1,596 shares of beneficial interest issued and outstanding)	$10.09

Class Z
Net asset value, offering price and redemption price per share,
($162,802,691 ÷ 16,128,311 shares of beneficial interest issued and outstanding)	$10.09

Class R6
Net asset value, offering price and redemption price per share,
($367,985,247 ÷ 36,448,778 shares of beneficial interest issued and outstanding)	$10.10

See Notes to Financial Statements.

66

Statement of Operations

Year Ended July 31, 2019

Net Investment Income (Loss)
Income
Interest income	$16,208,284
Affiliated dividend income	180,037
Affiliated income from securities lending, net	3,805

Total income	16,392,126

Expenses
Management fee	1,708,552
Distribution fee(a)	185,383
Custodian and accounting fees	174,093
Transfer agent’s fees and expenses (including affiliated expense of $5,585)(a)	168,894
Shareholders’ reports	101,547
Registration fees(a)	92,384
Audit fee	63,262
Legal fees and expenses	21,522
Trustees’ fees	20,164
Miscellaneous	20,006

Total expenses	2,555,807
Less: Fee waiver and/or expense reimbursement(a)	(360,603)
Distribution fee waiver(a)	(38)

Net expenses	2,195,166

Net investment income (loss)	14,196,960

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $203)	(625,340)
Futures transactions	4,840,303
Forward rate agreement transactions	(96,741)
Options written transactions	60,710
Swap agreement transactions	274,457
Foreign currency transactions	170

4,453,559

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $412)	24,282,083
Futures	1,498,391
Forward rate agreements	(14,526)
Options written	38,994
Swap agreements	(4,628,032)
Foreign currencies	4

21,176,914

Net gain (loss) on investment and foreign currency transactions	25,630,473

Net Increase (Decrease) In Net Assets Resulting From Operations	$39,827,433

See Notes to Financial Statements.

PGIM Core Bond Fund	67

Statement of Operations (continued)

Year Ended July 31, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	149,338	35,929	116	—	—
Transfer agent’s fees and expenses	64,301	4,953	74	98,159	1,407
Registration fees	15,292	13,536	13,536	16,503	33,517
Fee waiver and/or expense reimbursement	(69,003)	(17,852)	(13,607)	(102,823)	(157,318)
Distribution fee waiver	—	—	(38)	—	—

See Notes to Financial Statements.

68

Statements of Changes in Net Assets

	Year Ended July 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$14,196,960	$9,700,982
Net realized gain (loss) on investment and foreign currency transactions		4,453,559	(4,790,437)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		21,176,914	(8,407,819)

Net increase (decrease) in net assets resulting from operations		39,827,433	(3,497,274)

Dividends and Distributions
Distributions from distributable earnings*
Class A		(1,755,631)	—
Class C		(79,023)	—
Class R		(415)	—
Class Z		(3,701,526)	—
Class R6		(10,042,604)	—

		(15,579,199)	—

Dividends from net investment income*
Class A			(1,235,463)
Class C			(64,510)
Class R			(309)
Class Z			(2,350,329)
Class R6			(7,215,293)

		*	(10,865,904)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		232,754,660	196,937,730
Net asset value of shares issued in reinvestment of dividends and distributions		15,560,437	10,842,567
Cost of shares reacquired		(111,205,574)	(74,634,507)

Net increase (decrease) in net assets from Fund share transactions		137,109,523	133,145,790

Total increase (decrease)		161,357,757	118,782,612

Net Assets:
Beginning of year		449,411,211	330,628,599

End of year(a)		$610,768,968	$449,411,211

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$49,317

*	For the year ended July 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Core Bond Fund	69

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively the “Funds”).

These financial statements relate only to the PGIM Core Bond Fund (the “Fund”).

The investment objective of the Fund is total return.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

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Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited

PGIM Core Bond Fund	71

Notes to Financial Statements (continued)

to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act

72

of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of

PGIM Core Bond Fund	73

Notes to Financial Statements (continued)

equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount.

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This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

PGIM Core Bond Fund	75

Notes to Financial Statements (continued)

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

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period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably

PGIM Core Bond Fund	77

Notes to Financial Statements (continued)

determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned.

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Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

PGIM Core Bond Fund	79

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.35% average daily net assets up to $10 billion and 0.34% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.35% for the year ended July 31, 2019.

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Effective June, 1 2019, the Manager has contractually agreed, through November 30, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class A shares, 1.45% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class R shares, 0.41% of average daily net assets for Class Z shares, and 0.36% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to June 1, 2019, the Manager had contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class A shares, 1.45% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class R shares, 0.45% of average daily net assets for Class Z shares, and 0.40% of average daily net assets for Class R6 shares.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A , Class C and Class R shares, respectively. PIMS has contractually agreed through November 30, 2020 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended July 31, 2019, PIMS received $255,249 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2019, PIMS received $1,970 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Core Bond Fund	81

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended July 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2019, were $327,817,571 and $226,703,298, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2019, is presented as follows:

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$16,023,307	$171,305,794	$148,921,851	$—	$—	$38,407,250	38,407,250	$180,037

PGIM Institutional Money Market Fund*
203,091	20,744,558	19,316,839	412	203	1,631,425	1,631,099	3,805	**

$16,226,398	$192,050,352	$168,238,690	$412	$203	$40,038,675		$183,842

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the years ended July 31, 2019 and July 31, 2018, the tax character of dividends paid by the Fund were $15,579,199 and $10,865,904 of ordinary income, respectively.

As of July 31, 2019, the accumulated undistributed earnings on a tax basis was $102,018 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$625,912,884	$15,927,116	$(5,570,039)	$10,357,077

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, amortization of premiums, futures and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2019 of approximately $3,444,000 which can be carried forward for an unlimited period. The Fund utilized approximately $4,443,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2019. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is

PGIM Core Bond Fund	83

Notes to Financial Statements (continued)

required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019, and a CDSC of 1.00% on sales of $500,000 or more made within 12 months of purchase for purchases on or after July 15, 2019. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,106 Class R shares, of the Fund. At reporting period end, three shareholders of record, each holding greater than 5% of the Fund, held 81% of the Fund’s outstanding shares.

84

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2019:
Shares sold	3,011,197	$29,465,083
Shares issued in reinvestment of dividends and distributions	179,181	1,751,520
Shares reacquired	(1,287,438)	(12,464,558)

Net increase (decrease) in shares outstanding before conversion	1,902,940	18,752,045
Shares issued upon conversion from other share class(es)	50,913	493,537
Shares reacquired upon conversion into other share class(es)	(33,254)	(322,233)

Net increase (decrease) in shares outstanding	1,920,599	$18,923,349

Year ended July 31, 2018:
Shares sold	1,614,256	$15,894,522
Shares issued in reinvestment of dividends and distributions	125,759	1,232,672
Shares reacquired	(540,853)	(5,301,621)

Net increase (decrease) in shares outstanding before conversion	1,199,162	11,825,573
Shares issued upon conversion from other share class(es)	107,457	1,039,956
Shares reacquired upon conversion into other share class(es)	(58,187)	(574,020)

Net increase (decrease) in shares outstanding	1,248,432	$12,291,509

Class C
Year ended July 31, 2019:
Shares sold	216,388	$2,107,199
Shares issued in reinvestment of dividends and distributions	8,033	78,425
Shares reacquired	(166,834)	(1,615,314)

Net increase (decrease) in shares outstanding before conversion	57,587	570,310
Shares reacquired upon conversion into other share class(es)	(23,579)	(229,869)

Net increase (decrease) in shares outstanding	34,008	$340,441

Year ended July 31, 2018:
Shares sold	176,273	$1,744,652
Shares issued in reinvestment of dividends and distributions	6,475	63,553
Shares reacquired	(164,125)	(1,614,836)

Net increase (decrease) in shares outstanding before conversion	18,623	193,369
Shares reacquired upon conversion into other share class(es)	(1,212)	(11,676)

Net increase (decrease) in shares outstanding	17,411	$181,693

Class R
Year ended July 31, 2019:
Shares sold	30	$300
Shares issued in reinvestment of dividends and distributions	42	414
Shares reacquired	(25)	(255)

Net increase (decrease) in shares outstanding	47	$459

Year ended July 31, 2018:
Shares sold	466	$4,614
Shares issued in reinvestment of dividends and distributions	32	308
Shares reacquired	(1)	(8)

Net increase (decrease) in shares outstanding	497	$4,914

PGIM Core Bond Fund	85

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2019:
Shares sold	7,865,642	$77,391,227
Shares issued in reinvestment of dividends and distributions	377,379	3,688,179
Shares reacquired	(2,621,561)	(25,498,883)

Net increase (decrease) in shares outstanding before conversion	5,621,460	55,580,523
Shares issued upon conversion from other share class(es)	29,986	290,554
Shares reacquired upon conversion into other share class(es)	(44,517)	(430,326)

Net increase (decrease) in shares outstanding	5,606,929	$55,440,751

Year ended July 31, 2018:
Shares sold	4,125,680	$40,037,037
Shares issued in reinvestment of dividends and distributions	237,753	2,331,874
Shares reacquired	(1,985,498)	(19,544,929)

Net increase (decrease) in shares outstanding before conversion	2,377,935	22,823,982
Shares issued upon conversion from other share class(es)	13,106	127,325
Shares reacquired upon conversion into other share class(es)	(107,307)	(1,038,461)

Net increase (decrease) in shares outstanding	2,283,734	$21,912,846

Class R6
Year ended July 31, 2019:
Shares sold	12,640,134	$123,790,851
Shares issued in reinvestment of dividends and distributions	1,027,886	10,041,899
Shares reacquired	(7,387,538)	(71,626,564)

Net increase (decrease) in shares outstanding before conversion	6,280,482	62,206,186
Shares issued upon conversion from other share class(es)	22,379	216,744
Shares reacquired upon conversion into other share class(es)	(1,904)	(18,407)

Net increase (decrease) in shares outstanding	6,300,957	$62,404,523

Year ended July 31, 2018:
Shares sold	14,138,841	$139,256,905
Shares issued in reinvestment of dividends and distributions	735,873	7,214,160
Shares reacquired	(4,922,296)	(48,173,113)

Net increase (decrease) in shares outstanding before conversion	9,952,418	98,297,952
Shares issued upon conversion from other share class(es)	47,448	469,690
Shares reacquired upon conversion into other share class(es)	(1,317)	(12,814)

Net increase (decrease) in shares outstanding	9,998,549	$98,754,828

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15%

86

of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably. The Fund utilized the SCA during the year ended July 31, 2019. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $161,600, borrowed at a weighted average interest rate of 3.59%. The maximum loan outstanding amount during the period was $269,000. At July 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of

PGIM Core Bond Fund	87

Notes to Financial Statements (continued)

factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only

88

insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Core Bond Fund	89

Financial Highlights

Class A Shares
	Year Ended July 31,				February 17, 2015 through July 31,
	2019	2018	2017	2016	2015(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.63	$9.99	$10.22	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.22	0.18	0.18	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	(0.33)	(0.20)	0.39	(0.09)
Total from investment operations	0.75	(0.11)	(0.02)	0.57	-
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.25)	(0.21)	(0.20)	(0.11)
Tax return of capital distributions	-	-	-	(0.03)	-
Total dividends and distributions	(0.29)	(0.25)	(0.21)	(0.23)	(0.11)
Net asset value, end of period	$10.09	$9.63	$9.99	$10.22	$9.88
Total Return(c):	7.90%	(1.14)%	(0.13)%	5.91%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$75,923	$53,967	$43,489	$17,437	$203
Average net assets (000)	$59,735	$48,790	$38,131	$3,049	$78
Ratios to average net assets(d)(e)(f):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%	(g)
Expenses before waivers and/or expense reimbursement	0.82%	0.84%	0.89%	0.90%	1.16%	(g)
Net investment income (loss)	2.66%	2.23%	1.77%	1.74%	1.97%	(g)
Portfolio turnover rate(h)(i)(j)	69%	172%	314%	224%	535%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(g)	Annualized.
(h)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

90

Class C Shares
	Year Ended July 31,				February 17, 2015 through July 31,
	2019	2018	2017	2016	2015(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.64	$9.99	$10.23	$9.89	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.14	0.10	0.11	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48	(0.32)	(0.20)	0.39	(0.08)
Total from investment operations	0.67	(0.18)	(0.10)	0.50	(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.17)	(0.14)	(0.14)	(0.07)
Tax return of capital distributions	-	-	-	(0.02)	-
Total dividends and distributions	(0.21)	(0.17)	(0.14)	(0.16)	(0.07)
Net asset value, end of period	$10.10	$9.64	$9.99	$10.23	$9.89
Total Return(c):	7.09%	(1.78)%	(0.98)%	5.13%	(0.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,042	$3,530	$3,486	$2,226	$63
Average net assets (000)	$3,593	$3,635	$3,009	$880	$16
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45% (f)
Expenses before waivers and/or expense reimbursement	1.95%	1.99%	1.64%	1.69%	1.82% (f)
Net investment income (loss)	1.91%	1.47%	0.98%	1.08%	1.03% (f)
Portfolio turnover rate(g)(h)(i)	69%	172%	314%	224%	535%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Annualized.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

PGIM Core Bond Fund	91

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,				February 17, 2015 through July 31,
	2019	2018	2017	2016	2015(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.63	$9.99	$10.23	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.20	0.15	0.16	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	(0.34)	(0.20)	0.41	(0.09)
Total from investment operations	0.72	(0.14)	(0.05)	0.57	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.19)	(0.19)	(0.09)
Tax return of capital distributions	-	-	-	(0.03)	-
Total dividends and distributions	(0.26)	(0.22)	(0.19)	(0.22)	(0.09)
Net asset value, end of period	$10.09	$9.63	$9.99	$10.23	$9.88
Total Return(c):	7.63%	(1.39)%	(0.48)%	5.81%	(0.16)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16	$15	$11	$11	$10
Average net assets (000)	$15	$13	$10	$10	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95% (f)
Expenses before waivers and/or expense reimbursement	89.73%	113.11%	1.40%	1.52%	1.64% (f)
Net investment income (loss)	2.41%	1.99%	1.46%	1.66%	1.56% (f)
Portfolio turnover rate(g)(h)(i)	69%	172%	314%	224%	535%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Annualized.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

92

Class Z Shares
	Year Ended July 31,
	2019	2018	2017	2016	2015(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$9.63	$9.99	$10.23	$9.88	$10.13
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.24	0.19	0.21	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	(0.33)	(0.19)	0.40	(0.19)
Total from investment operations	0.77	(0.09)	-	0.61	-
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.27)	(0.24)	(0.23)	(0.25)
Tax return of capital distributions	-	-	-	(0.03)	-
Total dividends and distributions	(0.31)	(0.27)	(0.24)	(0.26)	(0.25)
Net asset value, end of year	$10.09	$9.63	$9.99	$10.23	$9.88
Total Return(c):	8.17%	(0.90)%	0.02%	6.32%	(0.02)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$162,803	$101,369	$82,297	$96,978	$103,725
Average net assets (000)	$115,704	$84,455	$113,324	$93,861	$114,825
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.44%	0.45%	0.45%	0.45%	0.61%
Expenses before waivers and/or expense reimbursement	0.53%	0.52%	0.61%	0.75%	0.78%
Net investment income (loss)	2.92%	2.48%	1.89%	2.15%	1.88%
Portfolio turnover rate(f)(g)(h)	69%	172%	314%	224%	535%

(a)	Class T shares were renamed Class Z shares effective February 17, 2015
(b)	Calculated based on average shares outstanding during the year.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

PGIM Core Bond Fund	93

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,				February 17, 2015 through July 31,
	2019	2018	2017	2016	2015(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.64	$9.99	$10.23	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.25	0.22	0.21	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	(0.32)	(0.22)	0.40	(0.08)
Total from investment operations	0.78	(0.07)	-	0.61	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.24)	(0.23)	(0.12)
Tax return of capital distributions	-	-	-	(0.03)	-
Total dividends and distributions	(0.32)	(0.28)	(0.24)	(0.26)	(0.12)
Net asset value, end of period	$10.10	$9.64	$9.99	$10.23	$9.88
Total Return(c):	8.12%	(0.74)%	0.07%	6.32%	0.06%

Ratios/Supplemental Data:
Net assets, end of period (000)	$367,985	$290,530	$201,345	$11	$10
Average net assets (000)	$309,110	$254,525	$83,714	$10	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.39%	0.40%	0.40%	0.45%	0.45%	(f)
Expenses before waivers and/or expense reimbursement	0.44%	0.45%	0.53%	0.67%	0.75%	(f)
Net investment income (loss)	2.97%	2.54%	2.22%	2.15%	2.05%	(f)
Portfolio turnover rate(g)(h)(i)	69%	172%	314%	224%	535%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Annualized.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

94

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Core Bond Fund and Board of Trustees

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Core Bond Fund, a series of The Target Portfolio Trust (the Fund), including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 19, 2019

PGIM Core Bond Fund	95

Income Tax Information (unaudited)

For the tax year ended July 31, 2019, the Fund reports 87.72% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2019.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.73% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

96

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Core Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Core Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Core Bond Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 8/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Core Bond Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Core Bond Fund (the “Fund”)1 consists of eleven individuals, nine2 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s

[1]	PGIM Core Bond Fund is a series of The Target Portfolio Trust.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and ten-year periods, though it underperformed over the one- and five-year periods.
•

The Board and PGIM Investments agreed to enhance the Fund’s existing expense cap, such that, effective June 1, 2019, the expense cap (exclusive of certain fees and expenses) is 0.70% for Class A shares, 1.45% for Class C shares and 0.95% for Class R shares, 0.41% for Class Z shares, and 0.36% for Class R6 shares through November 30, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Core Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Core Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORE BOND FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	TPCAX	TPCCX	TPCRX	TAIBX	TPCQX
CUSIP	875921769	875921751	875921736	875921801	875921744

MF226 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended July 31, 2019 and July 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $131,665 and $135,361 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2019 and July 31, 2018: none.

(c) Tax Fees

For the fiscal years ended July 31, 2019 and July 31, 2018: none.

(d) All Other Fees

For the fiscal years ended July 31, 2019 and July 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the

Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended July 31, 2019 and July 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2019 and July 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 19, 2019